                                                             File Nos. 333-81019
                                                                        811-7767

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 20

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 65

                             SEPARATE ACCOUNT KG OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

                       Sarah M. Patterson, Vice President
                        and Assistant Corporate Secretary

                 Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (860) 325-1538
             It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2015 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a) (1) of Rule 485

/ / on (date) pursuant to paragraph (a) (1) of Rule 485

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2014 was filed before March 30, 2015.

    CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF ITEMS CALLED FOR
                                   BY FORM N-4

FORM N-4 ITEM NO.                                    CAPTION IN PROSPECTUS
-----------------   ----------------------------------------------------------------------------------------
1                   Cover Page

2                   Special Terms

3                   Summary of Fees and Expenses; Summary of Contract Features

4                   Condensed Financial Information; Performance Information

5                   Description of the Company, the Variable Account and the Underlying Investment Companies

6                   Charges and Deductions

7                   Description of the Contract -- The Accumulation Phase

8                   Electing the Annuity Date; Description of Annuity Payout Options; Annuity Benefit Payments

9                   Death Benefit

10                  Payments; Computation of Values; Distribution

11                  Surrender and Withdrawals; Surrender Charge; Withdrawal Without Surrender Charge; Texas
                    Optional Retirement Program

12                  Federal Tax Considerations

13                  Legal Matters

14                  Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.                        CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------------------------------------------------
15                  Cover Page

16                  Table of Contents

17                  General Information and History

18                  Services

19                  Underwriters

20                  Underwriters

21                  Performance Information

22                  Annuity Benefit Payments

23                  Financial Statements

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                         SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Scudder Gateway Plus variable annuity contract issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except New York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information ("SAI") dated May 1, 2015 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios (certain funds may not be available in all states):


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE   DEUTSCHE VARIABLE SERIES II (CLASS A)
INSURANCE FUNDS) (SERIES I SHARES)               Deutsche Global Equity VIP
Invesco V.I. Managed Volatility Fund             Deutsche Global Income Builder VIP
THE ALGER PORTFOLIOS (CLASS I-2)                 Deutsche Global Growth VIP
Alger Balanced Portfolio                         Deutsche Government & Agency Securities VIP
Alger Capital Appreciation Portfolio             Deutsche High Income VIP
DEUTSCHE INVESTMENT VIT FUNDS                    Deutsche Large Cap Value VIP
Deutsche Equity 500 Index VIP                    Deutsche Money Market VIP
DEUTSCHE VARIABLE SERIES I (CLASS A)             Deutsche Small Mid Cap Growth VIP
Deutsche Bond VIP                                Deutsche Small Mid Cap Value VIP
Deutsche Capital Growth VIP                      Deutsche Unconstrained Income VIP
Deutsche Core Equity VIP                         GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE
Deutsche Global Small Cap VIP                    SHARES)
Deutsche CROCI(R) International VIP              Goldman Sachs VIT Global Trends Allocation
                                                 Fund


THIS CONTRACT INCLUDES A PAYMENT CREDIT (OR BONUS) ENHANCEMENT FEATURE. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT A PAYMENT CREDIT. OVER TIME, THE AMOUNT OF THE PAYMENT CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PAYMENT CREDIT. YOU SHOULD CONSIDER THIS POSSIBILITY BEFORE PURCHASING THE CONTRACT.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

In most jurisdictions, values may be allocated to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. The Guarantee Period Accounts, additional investment options



                              DATED MAY 1, 2015
available in most jurisdictions, offers fixed rates of interest for specified periods. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Accounts that invest in the underlying funds listed below.


DREYFUS INVESTMENT PORTFOLIOS
Dreyfus IP MidCap Stock Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
The Dreyfus Socially Responsible Growth Fund, Inc.

You may contact our Service Office at 1-800-782-8380 to request any of the underlying funds that are available as investment options under your Contract.

                             TABLE OF CONTENTS

SPECIAL TERMS..........................................................    4
SUMMARY OF FEES AND EXPENSES...........................................    6
SUMMARY OF CONTRACT FEATURES...........................................   11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE
  UNDERLYING PORTFOLIOS................................................   16
INVESTMENT OBJECTIVES AND POLICIES.....................................   18
PERFORMANCE INFORMATION................................................   22
DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE....................   24
  DISRUPTIVE TRADING...................................................   24
  PAYMENTS.............................................................   25
  PAYMENT CREDITS......................................................   26
  COMPUTATION OF VALUES................................................   26
  RIGHT TO CANCEL......................................................   27
  TELEPHONE TRANSACTIONS PRIVILEGE.....................................   28
  TRANSFER PRIVILEGE...................................................   28
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTION.........   29
  SURRENDERS AND WITHDRAWALS...........................................   30
  DEATH BENEFIT........................................................   32
  THE SPOUSE OF THE OWNER AS BENEFICIARY...............................   33
  OPTIONAL ENHANCED EARNINGS RIDER.....................................   34
  ASSIGNMENT...........................................................   34
ANNUITIZATION--THE PAYOUT PHASE........................................   35
  ELECTING THE ANNUITY DATE............................................   35
  CHOOSING THE ANNUITY PAYOUT OPTION...................................   35
  DESCRIPTION OF ANNUITY PAYOUT OPTIONS................................   36
  VARIABLE ANNUITY BENEFIT PAYMENTS....................................   37
  TRANSFERS OF ANNUITY UNITS...........................................   38
  WITHDRAWALS AFTER THE ANNUITY DATE...................................   39
  REVERSAL OF ANNUITIZATION............................................   42
  NORRIS DECISION......................................................   42
CHARGES AND DEDUCTIONS.................................................   44
  VARIABLE ACCOUNT DEDUCTIONS..........................................   44
  CONTRACT FEE.........................................................   45
  OPTIONAL RIDER CHARGES...............................................   45
  PREMIUM TAXES........................................................   46
  SURRENDER CHARGE.....................................................   46
  WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED........   50
  TRANSFER CHARGE......................................................   52
  WITHDRAWAL ADJUSTMENT CHARGE.........................................   52
GUARANTEE PERIOD ACCOUNTS..............................................   53
FEDERAL TAX CONSIDERATIONS.............................................   56
STATEMENTS AND REPORTS.................................................   65
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................   66
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..............................   67
VOTING RIGHTS..........................................................   67
DISTRIBUTION...........................................................   67
LEGAL MATTERS..........................................................   68
FURTHER INFORMATION....................................................   68
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...................  A-1
APPENDIX B--OPTIONAL ENHANCED DEATH BENEFIT RIDERS.....................  B-1

APPENDIX C--OPTIONAL ENHANCED EARNINGS RIDER.........................  C-1
APPENDIX D--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT........  D-1
APPENDIX E--CONDENSED FINANCIAL INFORMATION..........................  E-1
APPENDIX F--EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT
  WITHDRAWALS........................................................  F-1
APPENDIX G--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER...............................................  G-1

                    STATEMENT OF ADDITIONAL INFORMATION
                             TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY...........    4
SERVICES.................................................................    4
UNDERWRITERS.............................................................    6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION...............    7
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    8
PERFORMANCE INFORMATION..................................................    8
TAX-DEFERRED ACCUMULATION................................................   15
STATE PREMIUM TAX CHART..................................................   16
FINANCIAL STATEMENTS.....................................................   16
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT KG........................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total dollar amount of all values in the
Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date. The Accumulated Value includes all Payment Credits applied to the Contract.

ACCUMULATION UNIT:    a measure used to calculate the value of a Sub-Account
before annuity benefit payments begin.

ANNUITANT:    the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY:    the frequency (monthly, quarterly,
semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE:    the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. For Contracts issued by Commonwealth Annuity and Life Insurance Company, this date must be at least two years after the issue date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday.

ANNUITY UNIT:    a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE:    the value of the amount applied under an annuity payout
option.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CONTRACT YEAR:    a period of twelve consecutive months starting on the
Contract's Issue Date or on any anniversary of the Issue Date.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ACCOUNT:    an investment option under the Contract that guarantees
principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT:    an annuity payout option with annuity benefit payments
that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GROSS PAYMENT BASE:    the total of all payments invested in the Contract, less
any withdrawals which exceed the Withdrawal Without Surrender Charge amount.

GUARANTEE PERIOD:    the number of years that a Guaranteed Interest Rate is
credited.

GUARANTEE PERIOD ACCOUNT:    an account that corresponds to a Guaranteed
Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE:    the annual effective rate of interest, after daily
compounding, credited to a Guarantee Period Account.

ISSUE DATE:    the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT:    a positive or negative adjustment assessed if any
portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU):    the person, persons (Joint Owners) or entity entitled to
exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

PAYMENT CREDIT:    an amount added to the Contract by the Company when a
payment is made to the Contract. The amount will be a specified percentage of the payment.


SERVICE OFFICE:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-782-8380.


SUB-ACCOUNT:    a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE:    the Accumulated Value of the Contract on full surrender
after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

VALUATION DATE:    a day on which the unit values of the Sub-Accounts are
determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VARIABLE ACCOUNT:    Separate Account KG, one of the Company's separate
accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Gateway Plus Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.



                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                         MAXIMUM CHARGE
                                                                   ---------------------------
         SURRENDER CHARGE(1):
         (as a percentage of payments withdrawn).................             8.5%

         TRANSFER CHARGE:........................................            None(2)


           ------------------
          (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or reversal of annuitization. The charge is a percentage ranging from 8.5% to 1.5% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from payments in the chronological order in which they were received.

              COMPLETE YEARS FROM DATE OF PAYMENT                               CHARGE
              ---------------------------------------------------------------   ------
              Less than 4....................................................     8.5%
              Less than 5....................................................     7.5%
              Less than 6....................................................     6.5%
              Less than 7....................................................     5.5%
              Less than 8....................................................     3.5%
              Less than 9....................................................     1.5%
              Thereafter.....................................................       0%

          (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
     PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO.


                                                                                                    OTHER
                                                                                                  CONTRACTS
                                                                                                 ----------
           ANNUAL CONTRACT FEE:................................................................      $35

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
           (on an annual basis as a percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................     1.25%
                Administrative Expense Charge..................................................     0.15%
                                                                                                 ----------
                Total Annual Expenses:.........................................................     1.40%

           OPTIONAL RIDER CHARGES:
             The charge for these riders on an annual basis as a percentage of
                Accumulated Value is:
                ENHANCED EARNINGS RIDER (EER) RIDER............................................     0.30%
                ENHANCED DEATH BENEFIT (EDB) RIDERS
                  Annual Step-Up Enhanced Death Benefit (EDB) Rider (Form 3265-99):............     0.15%
                  Annual Step-Up EDB Rider (Form 3309-02)(2)...................................     0.25%
                  7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)..........................     0.30%
                  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or
                    Form 3304-01...............................................................     0.35%
                  Annual Step-Up with 5% Roll-Up EDB Rider (ONLY AVAILABLE IN
                    TEXAS--either form 3311-02(2) or Form 3305-01.1............................     0.35%
                  10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02)(2).................     0.40%
                  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02)(2)...................     0.50%
                MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS(3)
                  M-GAP Rider with a 15-year waiting period....................................     0.20%
                  M-GAP Rider with a 10-year waiting period....................................     0.35%

WITHDRAWAL ADJUSTMENT CHARGE(4)--The AIR or interest rate used to determine annuity benefit payments when a withdrawal is taken after annuitization but within 5 years of the Issue Date is increased by one of the following adjustments:


                                                                                                    OTHER
                                                                                                  CONTRACTS
                                                                                                 ----------
                ADJUSTMENT TO AIR OR INTEREST RATE:
                  If 15 or more years of annuity payments are being valued, the increase is:..     1.00%
                  If 10-14 years of annuity payments are being valued, the increase is:.......     1.50%
                  If less than 10 years of annuity payments is being valued, the increase is:.     2.50%


           -------------------
           (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $75,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The fee may be lower in some jurisdictions; see the Specification Page of your contract.

           (2) Total rider charges will be reduced by 0.05% if both the Enhanced Earnings Rider and this Enhanced Death Benefit Rider are in effect simultaneously.

          (3) M-GAP riders were not offered after 1/31/02. For more information about the M-GAP Rider, see "APPENDIX G--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER."

          (4) During the Annuity Payout Phase and subject to certain limitations, you may request withdrawals that will result in a calculation by the Company of the Present Value of future annuity payments. For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR") you have chosen (in the case of a variable annuity payout option) or the interest rate (in the case of a fixed annuity payout option) used to determine the Present Value is increased by the applicable Withdrawal Adjustment Charge shown above in the table. The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "VARIABLE ANNUITY BENEFIT PAYMENTS" and "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION--THE PAYOUT PHASE for additional information.

                                  TABLE III
        TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIO COMPANIES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIOS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.


The table below shows the minimum and maximum expenses of the Funds during 2014. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.




TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  MINIMUM                          MAXIMUM
-------------------------------------------      ---------------------------     ---------------------------
Expenses that are deducted from                   Annual charge of 0.34% of        Annual charge of 1.41% of
Underlying Portfolio assets, including            average daily net assets         average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.



------------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.


The Underlying Portfolio information is based on information provided by the Underlying Portfolios and is not independently verified by the Company.



EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider at 0.30% and the Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02) at 0.50% (for a combined charge of 0.75% with the 0.05% discount). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......   $1,160  $1,982   $2,729    $4,153


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......    $392   $1,192   $2,012    $4,153


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)   If you surrender your Contract at the of the applicable time period:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......    $987   $1,471   $1,834    $2,344

(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......    $204    $630    $1,084    $2,344


                        SUMMARY OF CONTRACT FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


WHAT IS THE SCUDDER GATEWAY PLUS VARIABLE ANNUITY?

The Scudder Gateway Plus variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract in most jurisdictions include:

      - a customized investment portfolio;

      - a Fixed Account;

      - Guarantee Period Accounts;

      - a Payment Credit equal to 4% of your payment, added to the Contract's Accumulated Value as soon as your payment is applied;

      - Experienced professional investment advisers;

      - tax deferral on earnings;

      - guarantees that can protect your family;

      - withdrawals during the accumulation and annuitization phases; and

      - income that you can receive for life.


WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate any payment to the combination of portfolios of securities ("Underlying Portfolios") under your Contract and, in most jursidictions, to the Guarantee Period Accounts and to the Fixed Account (collectively the "investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below:
WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner die before the Annuity Date and you did not elect an Enhanced Death Benefit Rider at issue, a standard death benefit will be paid to the beneficiary. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) For a discussion of the available Enhanced Death Benefit Riders, see APPENDIX B--OPTIONAL ENHANCED DEATH BENEFIT RIDERS. In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see APPENDIX C--OPTIONAL ENHANCED EARNINGS RIDER.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

     -  the annuity payout option;

     - the date annuity benefit payments begin but no earlier than two years after the Issue Date in all jurisdictions except New York where payments may begin one year after purchasing the Contract; and

     - whether you want variable annuity benefit payments based on the investment performance of the Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

     -  whether you want certain protections provided under optional riders.

Under certain annuity payout options, you may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be available each calendar year will differ depending upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). For more information, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION--THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.


WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

     -  make payments

     -  choose investment allocations

     -  choose annuity payout options

     - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

     -  select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.


HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum for your initial payment and a $100 minimum for any additional payments. A lower initial payment may be permitted where monthly payments are being forwarded directly from a financial institution. A minimum of $1,000 is always required to establish a Guarantee Period Account.

Each time you make a payment, you will immediately receive a Payment Credit equal to 4% of your payment. This Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.


WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives, and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California where assets are held in the Company's General Account). Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.

If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD
ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION. SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION--THE PAY-OUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.


WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The Withdrawal Without Surrender Charge Amount in each calendar year will be the greater of:

(1)   100% of Cumulative Earnings (excluding Payment Credits); or

(2) 15% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces.

For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "SURRENDER CHARGE."

Each calendar year, the Owner of a qualified Contract or a Contract issued under a Section 457 Deferred Compensation Plan may take without a surrender charge the Withdrawal Without Surrender Charge Amount described above or, if greater, an amount calculated by the Company based on his or her life expectancy

In addition, WHERE PERMITTED BY LAW, the Company will waive surrender charges if, after the Contract is issued:

      - you become disabled before you attain age 65; or

      - you are diagnosed with a fatal illness or are confined in a medical care facility for the later of 90 consecutive days or one year after the Issue Date.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period.


CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted, less the Payment Credit(s). However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, less any Payment Credit(s), plus any fees or charges previously deducted. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.

Each time you make a payment, you will receive a Payment Credit equal to 4% of the payment. The Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

      - You may assign your ownership to someone else, except under certain qualified plans.

      - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

      - You may change your allocation of payments.

      - You may make transfers among the Sub-Accounts without any tax consequences.

      - You may cancel your Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                        AND THE UNDERLYING PORTFOLIOS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.


The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.



The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE VARIABLE ACCOUNT.    The Company maintains a separate investment account
called Separate Account KG (the "Variable Account"). The Variable Account of Separate Account KG was authorized by vote of the Board of Directors of the Company on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. The Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of the Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS.    Each Sub-Account invests in a corresponding
investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Portfolios, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING THE PORTFOLIOS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING PORTFOLIOS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)
ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. MANAGED VOLATILITY FUND--The Fund's investment objective is both capital appreciation and current income while managing portfolio volatility.


THE ALGER PORTFOLIOS (CLASS I-2)
ADVISER: FRED ALGER MANAGEMENT, INC.

ALGER BALANCED PORTFOLIO--seeks current income and long-term capital appreciation.

ALGER CAPITAL APPRECIATION PORTFOLIO--seeks long-term capital appreciation.



DEUTSCHE INVESTMENT VIT FUNDS


ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.



DEUTSCHE EQUITY 500 INDEX VIP--The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both U.S. and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or even up to 100% in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities, exchange-traded funds ("ETFs") and dividend-paying common stocks. This fund was formerly known as DWS Unconstrained Income VIP. Northern Trust Investments, Inc. ("NTI") is the subadvisor for the fund.




DEUTSCHE VARIABLE SERIES I


ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.



DEUTSCHE BOND VIP--The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: Deutsche Enhanced Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; Deutsche Floating Rate Fund, which invests primarily in senior loans; and, Deutsche High Income Fund, which invests primarily in high yield bonds. The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non-investment grade securities (junk bonds) of U.S. and foreign issuers that are rated as low as grade B, the sixth credit grade. The fund may invest up to 20% of total assets in U.S. dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies. This Fund was formerly known as DWS Bond VIP.



DEUTSCHE CAPITAL GROWTH VIP--The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index (generally 500 of the largest companies in the U.S.) or the Russell 1000(R) Growth Index (generally those stocks among the 1,000 largest U.S. companies that have relatively higher price-to-earnings ratios and higher forecasted growth). This Fund was formerly known as DWS Capital Growth VIP.



DEUTSCHE CORE EQUITY VIP--The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Portfolio management may favor securities from different industries and companies at different times. This fund was formerly known as DWS Core Equity VIP.



DEUTSCHE CROCI(R) INTERNATIONAL VIP--The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants. This fund was formerly known as DWS International VIP.



DEUTSCHE GLOBAL SMALL CAP VIP--The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below). The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities. This fund was formerly known as DWS Global Small Cap VIP.




DEUTSCHE VARIABLE SERIES II


ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.



DEUTSCHE GLOBAL EQUITY VIP--The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies. The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its assets in cash equivalents and US investment-grade fixed-income securities. This fund was formerly known as DWS Global Equity VIP.



DEUTSCHE GLOBAL INCOME BUILDER VIP--The fund seeks to maximize income while maintaining prospects for capital appreciation. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets. The fund invests at least 25% of net assets in fixed income senior securities. The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: Deutsche Enhanced Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; Deutsche Floating Rate Fund, which invests primarily in senior loans; and, Deutsche High Income Fund, which invests primarily in high yield bonds. This fund was formerly known as DWS Global Income Builder.



DEUTSCHE SMALL MID CAP VALUE VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. While the fund invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts. This fund was formerly known as DWS Small Mid Cap Value
VIP.



DEUTSCHE GLOBAL GROWTH VIP--The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. This fund was formerly known as DWS Global Growth VIP.



DEUTSCHE GOVERNMENT & AGENCY SECURITIES VIP--The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the U.S. government, its agencies or instrumentalities. This fund was formerly known as DWS Government & Agency Securities VIP.



DEUTSCHE HIGH INCOME VIP--The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. This fund was formerly known as DWS High Income VIP.



DEUTSCHE LARGE CAP VALUE VIP--The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000(R) Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. This fund was formerly known as DWS Large Cap Value VIP.



DEUTSCHE MONEY MARKET VIP--The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements. This fund was formerly known as DWS Money Market VIP.




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

DEUTSCHE SMALL MID CAP GROWTH VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized U.S. companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000(R) Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap(R) Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings. This fund was formerly known as DWS Small Mid Cap Growth VIP.



DEUTSCHE UNCONSTRAINED INCOME VIP--The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both U.S. and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or even up to 100% in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities, exchange-traded funds ("ETFs") and dividend-paying common stocks. This fund was formerly known as DWS Unconstrained Income VIP.




GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.


GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND--seeks total return while seeking to provide volatility management. This Fund was formerly as Goldman Sachs Global Markets Navigator Fund.



PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the sub-account investing in Deutsche Money Market VIP Sub-Account until the Fund is liquidated.


Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.




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

                           PERFORMANCE INFORMATION

This Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in October 1999. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise total return and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Performance tables are included in the SAI.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.


The yield of the Sub-Account investing in the Deutsche Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



The yield of a Sub-Account investing in a Portfolio other than the Deutsche Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period.


The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.



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
At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.




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

             DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Portfolio (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Portfolio's shares, interfere with the efficient management of the Underlying Portfolio's portfolio, and increase brokerage and administrative costs of the Underlying Portfolios. As a result, Disruptive Trading may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Portfolios from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Portfolios (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Portfolios;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Underlying Portfolios.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Portfolios that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Portfolios.

Some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Portfolio refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Portfolios may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Portfolios.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Portfolio shares. There may be increased brokerage and administrative costs within the Underlying Portfolios, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Portfolios, we cannot guarantee that the Underlying Portfolios will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Portfolio or its principal underwriter that will obligate us to provide to the Underlying Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Portfolio.


PAYMENTS

The latest Issue Date is the day prior to the 86th birthday of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Service Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers. (Note: Throughout this Prospectus, the terms "payment(s)" and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company.)

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

      - Currently the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

      - Each subsequent payment must be at least $100.



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

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Deutsche Money Market Portfolio.


Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments unless changed.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" below.


PAYMENT CREDITS

A Payment Credit will be added to the Contract's Accumulated Value each time a payment is made. The Payment Credit is funded from the Company's General Account and is currently equal to 4% of each payment received. The Company guarantees that the Payment Credit will never be less than 4%. Payment Credits are not considered to be "investment in the contract" for income tax purposes. See FEDERAL TAX CONSIDERATIONS.

Each Payment Credit is immediately allocated among the investment options in the same proportion as the applicable payment. However, if you cancel the Contract under its "Right to Examine" provision, the amount refunded to you will be reduced by the amount of the Payment Credit(s). If the applicable "Right to Examine" provision in your state provides that you will receive the adjusted Accumulated Value of the Contract, this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL," below.

The Company uses a portion of the mortality and expense risk charge and surrender charge to help recover the expenses associated with the Payment Credit under this Contract. See CHARGES AND DEDUCTIONS. Under certain circumstances (such as a period of poor market performance) a contract without a Payment Credit (or a bonus) may provide greater values than this Contract, which contains the Payment Credit. In addition, due to the generally larger surrender charge for a contract with a Payment Credit, an annuity contract without a Payment Credit may provide greater values upon surrender than a Contract that contains the Payment Credit. You should consider these possibilities before purchasing the Contract.


COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

(1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

(2)  adding together the values of each Sub-Account, and

(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.



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
THE ACCUMULATION UNIT.    Allocations to the Sub-Accounts are credited to the
Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment and Payment Credit allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment and Payment Credit will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR.    The net investment factor is an index that measures
the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on Contracts issued by Commonwealth Annuity on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.


RIGHT TO CANCEL


An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Service Office, se(2), LLC, an affiliate of Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-782-8380, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.


In most states, the Company will pay the Owner the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of (a) your gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

Each time you make a payment, you receive a Payment Credit equal to 4% of the payment. If you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the


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
Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGE

Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE, the Owner may transfer amounts among investment options upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request. Transfers to and from the Fixed Account may be subject to additional restrictions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Deutsche Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.


If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the twelve transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.



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
The Company also reserves the right to restrict transfer privileges when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract Owners. The Company may, among other things, not accept:

      - the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

      - the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Owner at the same time.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract owners. The Company does not charge the Owner for providing additional support services.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING


AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING).    You may elect automatic
transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the Deutsche Money Market Portfolio and the Deutsche Government & Agency Securities Portfolio ("source accounts"). The Company reserves the right to discontinue offering Dollar Cost Averaging options that utilize the Fixed Account as the source account.


You may elect these automatic transfers to one or more Sub-Accounts, subject to the following:

      - the predetermined dollar amount may not be less than $100;

      - the periodic basis may be monthly, quarterly, semi-annually or annually;

      - automatic transfers may not be made into the selected source account, the Fixed Account, or the Guarantee Period Accounts; and

      - if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

      - the amount in the source account on a transfer date is zero; or

      - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source accounts unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically notify the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as


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
the source account from which to process automatic transfers. For more information see "ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM" in the SAI.

AUTOMATIC ACCOUNT REBALANCING.    The Owner may request automatic rebalancing
of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

LIMITATIONS.    Currently, Dollar Cost Averaging and Automatic Account
Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.


SURRENDERS AND WITHDRAWALS

Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. The request for surrender must be made on Company forms. The request for surrender or withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

In the case of surrender, the Owner must send the Contract and a signed written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and Contract are received at the Service Office.

In the case of a withdrawal, the Owner must submit to the Service Office a signed, written request on a Company withdrawal form indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100. Any withdrawal made pursuant to these instructions will be made as of the Valuation Date that the response is received.

A surrender charge, a Contract fee and, if applicable, a rider charge, may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS). Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed


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
six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

      - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

      - the SEC has by order permitted such suspension, or

      - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under
Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see FEDERAL TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

For information about Withdrawals after the Annuity Date, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION--THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS.    The Owner may elect an automatic schedule of
withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

      - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

      - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 16 days after the Issue Date, the date the written request is received at the Service Office, or on a date specified by the Owner.

Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge; and last, from Payment Credits. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.

The minimum amount of each automatic withdrawal is $100 and the Accumulated Value immediately following the withdrawal may not be reduced to less than $1,000. If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS.    (For Qualified Contracts and Contracts issued
under Section 457 Deferred Compensation Plans only.) Each calendar year, prior to the Annuity Date, an Owner may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option, (which is based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the


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
Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

      - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

      - the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS. IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE "SUBSTANTIALLY EQUAL PERIODIC PAYMENT" DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM.    In order to
receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 15% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of the program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.


DEATH BENEFIT

A death benefit is payable if the Owner or the first of either Joint Owner dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY."

STANDARD DEATH BENEFIT.    Unless an enhanced death benefit is elected at
issue, the standard death benefit will be paid.

The standard death benefit under Contracts issued by Commonwealth Annuity and Life Insurance Company is equal to the greater of :

(a) the Contract's Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment; and

(b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.



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
OPTIONAL ENHANCED DEATH BENEFIT RIDERS.    When applying for the Contract, an
Owner may elect one of the available optional Enhanced Death Benefit (EDB) Riders as long as the oldest Owner has not yet attained age 80 (a later age may apply to certain Riders as specified in APPENDIX B--OPTIONAL ENHANCED DEATH BENEFIT RIDERS). A separate charge for an EDB Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For more information about the benefits available under each of the EDB Riders, see APPENDIX B--OPTIONAL ENHANCED DEATH BENEFIT RIDERS. For specific charges and more detail, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE.    The death benefit
generally will be paid to the beneficiary in one sum upon receipt of both the death certificate and all necessary claim paperwork at the Principal Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.


If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Deutsche Money Market VIP. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Deutsche Money Market VIP. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.



THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:


(1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Deutsche Money Market VIP; and



(2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Deutsche Money Market VIP.


The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue


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
Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.


OPTIONAL ENHANCED EARNINGS RIDER

An optional Enhanced Earnings Rider (EER) may have been elected at issue for a separate monthly charge (See "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.) This Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner, or an Annuitant if the Owner is a nonnatural person, dies prior to the Annuity Date. For a discussion of the benefits and conditions of the Rider, see APPENDIX C--OPTIONAL ENHANCED EARNINGS RIDER.


ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provides that it may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.





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

                       ANNUITIZATION--THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

      - to select the annuity payout option under which annuity benefit payments are to be made;

      - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency (Change Frequency) and the date the first Change Frequency will occur;

      - to select one of the available Assumed Investment Returns (AIR) for a variable option (see VARIABLE ANNUITY BENEFIT PAYMENTS below for details); and

      - to elect to have the Death Benefit applied under any annuity payout option not extending beyond the beneficiary's life expectancy. The beneficiary may not change such an election.


ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

      - may not be earlier than the second Contract Anniversary; and

      - must occur before the Owner's 99th birthday.

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on the Owner's 76th birthday) or (b) the Issue Date plus 10 years (for Contracts issued after the Owner's 76th birthday). In no event, however, will the default Annuity Date be later than the latest possible Annuity Date under the Contract.

If there are Joint Owners, the age of the YOUNGER Owner will determine the latest possible Annuity Date and the default Annuity Date. The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

TAX CONSIDERATIONS RELATING TO THE ANNUITY DATE.    If the Annuity Date under a
non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.


CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option. The annuity payout option selected must result in an initial payment of at least $50 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.



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
VARIABLE ANNUITY PAYOUT OPTIONS.    If the Owner selects a variable annuity
payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.


DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:


LIFE ANNUITY PAYOUT OPTION

     - SINGLE LIFE ANNUITY--Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

     - JOINT AND SURVIVOR ANNUITIES--Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.


LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

     - SINGLE LIFE--Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES--Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, 66 2/3% or 50% of the Annuity Units. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original monthly payments. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).


LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

     - SINGLE LIFE--Monthly payments during the Annuitant's life. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).



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
     - JOINT AND SURVIVOR ANNUITIES--Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, 66 2/3% or 50% of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).


PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.


VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit of a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

(a)  a discount factor equivalent to the AIR and

(b) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5% or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR. The election of an AIR that is significantly higher or lower than prevailing investment returns could affect the treatment of annuity payments under a Contract with regard to (i) compliance with the "substantially equal payment" exception to the penalty for withdrawals from a Contract prior to age 59 1/2, (ii) compliance with the minimum distribution requirements of the Code applicable to qualified Contracts, and/or (iii) compliance with the death benefit distribution requirements of the Code applicable to non-qualified Contracts. THE OWNER SHOULD CAREFULLY REVIEW THE SELECTION OF THE AIR WITH HIS/HER TAX ADVISER.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT.    The amount of the first
periodic variable annuity benefit payment depends on the:

     -  annuity payout option chosen;

     -  length of the annuity payout option elected;

     -  age of the Annuitant;

     -  gender of the Annuitant (if applicable, see "NORRIS DECISION");

     -  value of the amount applied under the annuity payout option;

     - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

     -  AIR selected.



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
The dollar amount of the first periodic annuity benefit payment is determined by multiplying

(1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

(2)  the applicable amount of the first monthly payment per $1,000 of value.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    For each
subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS.    The Owner will receive the annuity
benefit payments unless he/she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining guaranteed payments will continue to be paid to the Owner or the payee designated by the Owner. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.


TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. Transfers will be subject to the same Disruptive Trading restrictions discussed under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Rebalancing (AAR) is available during the annuitization phase subject to the same rules described in "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.

WITHDRAWALS AFTER THE ANNUITY DATE


WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR.

After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See Calculation of Proportionate Reduction, below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.


PAYMENT WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.


PAYMENT AND PRESENT VALUE WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT OPTIONS

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then current present value of the remaining guaranteed annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75%--35%) of the present value of any remaining guaranteed annuity benefit payments). If the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction--Present Value Withdrawals," below.


PRESENT VALUE WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS

The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

CALCULATION OF PROPORTIONATE REDUCTION.    Each Payment Withdrawal
proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

      - PAYMENT WITHDRAWALS.    Payment Withdrawals are available under Life,
        Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

        Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                      Amount of the variable withdrawal
        ---------------------------------------------------------

           Present value of all remaining variable annuity benefit payments immediately prior to the withdrawal

        Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

        If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

      - PRESENT VALUE WITHDRAWALS.    Present Value Withdrawals are available
        under a Period Certain annuity payout option. Under this option the Owner may make multiple Present Value Withdrawals in each calendar year. In addition, if a Life with Period Certain or Life with Cash Back annuity payout option is elected, the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments.

        Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                      Amount of the variable withdrawal
        ---------------------------------------------------------

           Present value of remaining guaranteed variable annuity benefit payments immediately prior to the withdrawal

        Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

        Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

        If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE.    When a withdrawal is taken, the present value
of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by a "Withdrawal Adjustment Charge." The charge will range from 2% to 1% based on the following:

     - 15 or more years of annuity benefit payments being valued:                1.00%
     - 10-14 years of annuity benefit payments being valued:                     1.50%
     - Less than 10 years of annuity benefit payments being valued:              2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

      - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction--Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

      - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction--Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX F-- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS.    A withdrawal is normally payable within seven days
following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

      - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

      - the SEC has by order permitted such suspension; or

      - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's Fixed Account for a period not to exceed six months.


REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

(1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date. (For Owners who elected the M-GAP Rider prior to its discontinuance on January 31, 2002 (see "DISCONTINUATION OF THE OPTIONAL M-GAP RIDER" in the SAI) and who exercise their rights under that Rider at annuitization, the value applied to the Fixed Account upon reversal of annuitization will not include any excess value of the M-GAP Benefit Base over the Annuity Value.)

(2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase. As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal.

(3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals and there may be adverse tax consequences. (The IRS has generally recognized the rescission of sales or other transactions resulting in the receipt of taxable payments as effective retroactively only if all of the following events have taken place within a single taxable year: the initial transaction, the receipt of all taxable payments, the rescission of the transaction and the repayment of all the amounts received.) The Owner should carefully review the tax considerations applicable to a reversal of annuitization with his/her tax adviser before taking such action.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                           CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. The Company uses a portion of the mortality and expense risk charge and the surrender charge described below to recover expenses associated with the Payment Credit. Even though the Payment Credit is credited during the accumulation phase only, the mortality and expense risk charge applies during both the accumulation phase and the annuity payout phase. The Company expects to make a profit from the charges it makes to recover the expenses of the Payment Credit. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.


VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a charge against the
assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses, and to partially recover the expenses associated with the Payment Credit.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES.    Because the Sub-Accounts purchase shares of the Underlying
Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

The prospectuses and SAIs for the Underlying Portfolios also contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.


CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) currently is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract, if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract Fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage that the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following class of individuals:

1. employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

2.    employees of the Company, its affiliates and subsidiaries;

3. officers, directors, trustees and employees of any of the Underlying Portfolios;

4.    investment managers or sub-advisers of the Underlying Portfolios; and

5. the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.


OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers a number of riders that are only available if elected by the Owner at issue. A separate monthly charge is made for each Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

CHARGE FOR THE ENHANCED DEATH BENEFIT (EDB) RIDERS:    The applicable charge
for each of the following Riders is assessed on the Accumulated Value on the last day of each Contract month, multiplied by 1/12th of the following annual percentage rates:

      1.   Annual Step-Up EDB Rider (Form 3309-02)*.............................      0.25%
      2.   Annual Step-Up with 5% Roll-Up EDB Rider (Form 3311-02*
           or Form 3305-01.1--ONLY AVAILABLE IN TEXAS)..........................      0.35%
      3.   10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02)*...........      0.40%
      4.   Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02)*.............      0.50%
      5.   Annual Step-Up EDB Rider (Form 3265-99):.............................      0.15%
      6.   7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)..................      0.30%
      7.   Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or
           Form 3304-01)........................................................      0.35%


           ------------------
           * Total rider charges will be reduced by 0.05% if both this Enhanced Death Benefit Rider and the Enhanced Earnings Rider are in effect simultaneously.

CHARGE FOR THE ENHANCED EARNINGS RIDER (EER):    The Company will assess a
monthly rider charge for the EER, which will be deducted Pro Rata on the last day of each Contract month prior to the Annuity Date. The monthly rider charge will be equal to 1/12th of 0.30% of the Accumulated Value on that date. If the EER is in effect simultaneously with one of the referenced Enhanced Death Benefit Riders (see table above), the total aggregate charge for the Riders will be reduced by 0.05%.

For a description of the Riders, see APPENDIX B--OPTIONAL ENHANCED DEATH BENEFIT RIDERS and APPENDIX C--OPTIONAL ENHANCED EARNINGS RIDER.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS:    If
you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:


     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 15-year waiting period:     0.20%

     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 10-year waiting period:     0.35%

For more information about the M-GAP Rider see "APPENDIX G--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

2.    the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.


SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below. The Company uses a portion of the surrender charge to recover expenses associated with the Payment Credit.

CALCULATION OF SURRENDER CHARGE.    For purposes of determining the surrender
charge, the Accumulated Value is divided into four categories:

      - The amount available under the Withdrawal Without Surrender Charge provision, described below;

      - Old Payments--total payments invested in the Contract for more than nine years;

      - New Payments--payments received by the Company during the nine years preceding the date of the surrender or withdrawal; and

      - Payment Credits.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:


         COMPLETE YEARS FROM DATE OF PAYMENT                               CHARGE
         ---------------------------------------------------------------  -------
         Less than 4....................................................    8.5%
         Less than 5....................................................    7.5%
         Less than 6....................................................    6.5%
         Less than 7....................................................    5.5%
         Less than 8....................................................    3.5%
         Less than 9....................................................    1.5%
         Thereafter.....................................................     0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the Annuity Payout phase (see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION--THE PAYOUT PHASE). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE:    Each calendar year prior to the Annuity
Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to the greater of A or B where:

     A    is earnings at the time of withdrawal excluding Payment Credits and

     B    is 15% times (X less Y)* less Z where:

          X   is the total gross payments made to the contract

          Y   is any previous withdrawals that exceed the WWSC amount

          Z   is any previous WWSC amount withdrawn in the same CALENDAR year

          *   In the contract, X less Y is referred to as the Gross Payment
              Base

To illustrate how this works assume the following:

      - The issue date is February 1, 2000.

      - The initial payment to the contract is $100,000.

      - No subsequent payments are made to the contract.

THE OWNER MAKES THE FOLLOWING WITHDRAWALS:


                                                                CONTRACT YEAR
                                                                  IN WHICH     EARNINGS AT
                                                   DATE OF       WITHDRAWAL    THE TIME OF   AMOUNT OF
                                                 WITHDRAWAL         MADE       WITHDRAWAL   WITHDRAWAL
                                               --------------  --------------  -----------  ----------
         Withdrawal #1.......................   April 1, 2000        1st         $2,000      $  8,000
         Withdrawal #2.......................  August 1, 2000        1st         $3,680      $  8,000
         Withdrawal #3.......................   April 1, 2001        2nd         $7,414       $15,000
         Withdrawal #4.......................  August 1, 2001        2nd         $3,404      $  2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

     A    is $2,000

     B    is 15% times (X less Y) less Z where:

          X   is $100,000

          Y   is $0 (no previous withdrawals made)

          Z   is $0 (no withdrawal in same CALENDAR year made)
              15% times ($100,000 less $0) less $0 =
              15% times ($100,000) less $0 =
              $15,000 less $0 = $15,000

The greater of A or B is $15,000. This is the available WWSC amount at the time of Withdrawal #1.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #1 of $8,000 is less than the WWSC amount of $15,000. Thus, it is not subject to surrender charges.


WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

     A    is $3,680

     B    is 15% times (X less Y) less Z where:

          X   is $100,000

          Y   is $0 (Withdrawal #1, did not exceed the WWSC amount)

          Z is $8,000 (Withdrawal #1 made in the same CALENDAR year) 15% times ($100,000 less $0) less $8,000 =
              15% times ($100,000) less $8,000 =
              $15,000 less $8,000 = $7,000

The greater of A or B is $7,000. This is the available WWSC amount at the time of Withdrawal #2.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #2 of $8,000 exceeds the available WWSC amount of $7,000. Only $7,000 of

     Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.



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

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

     A    is $7,414

     B    is 15% times (X less Y) less Z where:

          X   is $100,000

          Y   is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount)

          Z is $0 (This is the first withdrawal of this CALENDAR year) 15% times ($100,000 less $1,000) less $0 =
              15% times ($99,000) less $0 =
              $14,850 less $0 = $14,850

The greater of A or B is $14,850. This is the available WWSC amount at the time of Withdrawal #3.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #3 of $15,000 exceeds the available WWSC amount of $14,850. Only $14,850 of

     Withdrawal #3 is part of the WWSC amount and $150.00 exceeds the WWSC amount.


WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

     A    is $3,404

     B    is 15% times (X less Y) less Z where:

          X   is $100,000

          Y is $1,150 ($1,000 of Withdrawal #2 and $150 of Withdrawal #3 exceeded the WWSC amount)

          Z is $9,900 (Withdrawal #3 was made in the same CALENDAR year. $9,900 of the total withdrawal of 15,000 was a withdrawal of the WWSC amount.)
              15% times ($100,000 less $6,100) less $9,900 =
              15% times ($93,900) less $9,900 =
              $14,085 less $9,900 = $4,185

The greater of A or B is $4,185. This is the available WWSC amount at the time of Withdrawal #4.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #4 of $2,000 is less than the available WWSC amount of $4,185. Thus it, is not subject to surrender charges.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 15% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT.    When a withdrawal is
taken, the Company initially determines the Withdrawal Without Surrender Charge Amount in the following order:

      - The Company first deducts the Withdrawal Without Surrender Charge Amount from Cumulative Earnings.

      - If the Withdrawal Without Surrender Charge Amount exceeds cumulative earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

      - If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn.

After the entire Withdrawal Without Surrender Charge Amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:

1.    First from Old Payments

      - The surrender charge table is applicable, but because Old Payments have been invested in the Contract for more than 9 years, the surrender charge is 0%.

2.    Second from New Payments

      - The surrender charge table is applicable.

      - Payments are now withdrawn from this category on a first-in-first-out
        (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.

3.    Third from Payment Credits.

      - The surrender charge table is not applicable to the withdrawal of Payment Credits.

For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of (a), (b) and (c) where
(a) and (b) are the same as above and (c) is the amount available as a Life Expectancy Distribution less any Withdrawal Without Surrender Charge taken during the same calendar year. (see "Life Expectancy Distributions" under DESCRIPTION OF THE CONTACT--THE ACCUMULATION PHASE.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.


WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY.    Where permitted
by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after becoming the Owner or Annuitant under the Contract and remains confined there until the later of one year after the Issue Date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the Issue Date of the Contract and after being named Owner or Annuitant.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis. "Physician" means a person (other than the Owner, Annuitant or a member of one of their families) who is state licensed to give medical care or treatment and is acting within the scope of that license. "Physically disabled" means that the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under this Contract will be accepted unless required by state law.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES.    From time to time the
Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

      - the size and type of group or class, and the persistency expected from that group or class;

      - the total amount of payments to be received, and the manner in which payments are remitted;

      - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

      - other transactions where sales expenses are likely to be reduced; or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals (eligible persons):

      - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

      - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios;

      - investment managers or sub-advisers of the Underlying Portfolios; and

      - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of a transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION--THE PAYOUT PHASE.


WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by one of the following adjustments:


     15 or more years of annuity benefit payments being valued:                            1.00%

     10-14 years of annuity benefit payments being valued:                                 1.50%

     Less than 10 years of annuity benefit payments being valued:                          2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity benefit payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "WITHDRAWALS AFTER THE ANNUITY DATE," under ANNUITIZATION--THE PAYOUT PHASE.

                          GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS.    In most jurisdictions, Guarantee Periods ranging from
two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in Oregon, Maryland and Pennsylvania.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.


Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Deutsche Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.



At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company, without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Deutsche Money Market VIP. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.


MARKET VALUE ADJUSTMENT.    No Market Value Adjustment will be applied to
transfers, withdrawals, or surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies for the deduction of Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value.

See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                          [(1+i)/(1+j)]^(n/365) - 1

     where:   i    is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee
                   Period;

              j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

              n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. The amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX D--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL.    Under this
feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected, and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in this program, you much provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS.    Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER AND WITHDRAWALS" under

DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and
(2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

The Company is taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual,

      - Separate Account investments must be "adequately diversified",

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent,

      - certain Qualified Contracts,

      - certain Contracts used with structured settlement agreements, and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

PARTIAL WITHDRAWALS AFTER ANNUITIZATION.    A lump-sum partial withdrawal from
a qualified annuity contract is treated partly as return of a proportionate amount of the investment in the Contract with the excess taxable in full as ordinary income. However, with respect to a non-qualified contract, the IRS issued a private letter ruling in 2000 taking the position that no portion of such a partial withdrawal would be treated as a return of the investment in the contract until after the full amount of the accumulated income under the contract had been distributed. IN LIGHT OF THE UNCERTAINTY AS TO THE TAXATION OF SUCH WITHDRAWALS, OWNERS OF NON-QUALIFIED CONTRACTS SHOULD CONSULT THEIR TAX ADVISERS PRIOR TO MAKING PARTIAL WITHDRAWALS AFTER ANNUITIZATION. OWNERS OF QUALIFIED CONTRACTS SHOULD ALSO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE POSSIBLE EFFECT OF PARTIAL WITHDRAWALS FROM A QUALIFIED CONTRACT AFTER ANNUITIZATION ON THE COMPLIANCE OF THE CONTRACT WITH THE MINIMUM DISTRIBUTION REQUIREMENTS OF SECTION 401(A)(9).


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in


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the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2,

      - received due to your disability,

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in


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certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.



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In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").


Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.


SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible,

      - "qualified distributions" from a Roth IRA are excludable from income,

      - mandatory distribution rules do not apply before death,

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      - special eligibility requirements apply, and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made


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after the first five tax years after the year for which you (or your spouse)
made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      - earnings on those contributions, and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and to decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory


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withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code,

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments," and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.



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3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.




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                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.)

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.





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              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of and the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law to:

     (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or Sub-Accounts having assets of the same class,

     (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

     (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

     (4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

     (5) to change the methodology for determining the net investment factor,

     (6) to change the names of the Variable Account or of the Sub-Accounts and.

     (7) To combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.



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                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.


                                VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.


                                DISTRIBUTION

Effective May 1, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road, Southborough, Massachusetts 01772, became principal underwriter for the Contracts. Epoch is a wholly-owned subsidiary of Global Atlantic (Fin) Company.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by FINRA rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.



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                                LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                             FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.



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
                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                  (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 APPENDIX B

                   OPTIONAL ENHANCED DEATH BENEFIT RIDERS

The Company offered a number of optional Enhanced Death Benefit (EDB) Riders that could be elected at issue depending on the age of the oldest Owner (or the oldest Annuitant if the Owner is not a natural person).

If you elected an Enhanced Death Benefit Rider, it will remain in effect until the earliest of (a) the Annuity Date; (b) the date the Company determines that a death benefit is payable and the Contract is not continued by the spouse as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE; or (c) surrender of the Contract. The Company reserves the right to discontinue offering any of the described EDB Riders at any time. Such discontinuance would not affect previously issued EDB Riders.

The following is a list of the various Enhanced Death Benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states. To determine which Rider you have, you should check the form number in the lower left-hand corner.

     1.   Annual Step-Up EDB Rider (Form 3309)

     2. Annual Step-Up With 5% Roll-Up EDB Rider (ONLY AVAILABLE IN TEXAS Form 3311-02)

     3.   10% Breakthrough With 5% Roll-Up EDB Rider (Form 3317-02)

     4.   Annual Step-Up With 7% Roll-Up EDB Rider (Form 3313-02)

     5.   Annual Step-Up Enhanced Death Benefit EDB Rider (Form 3265-99):

     6.   Annual Step-Up With 5% Roll-Up EDB Rider (TEXAS ONLY--Form
          3305-01.1)

     7. 7% Roll-Up EDB Rider (Either (a) Form 3266-99 or (b) Form 3303-01 depending on state approval)

     8.   Annual Step-Up With 7% Roll-Up EDB Rider (Either (a) Form 3264-99 or
          (b) Form 3304-01 depending on state approval)

1.    ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3309-02)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday.

I.   Death BEFORE 90th Birthday.    If an Owner (or an Annuitant if the Owner
is a non-natural person), dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable; or

     (b) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals.

II.  Death ON or AFTER 90th Birthday.    If an Owner (or an Annuitant if the
Owner is a non-natural person) dies before the Annuity Date and on or after his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (c) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION:    For each withdrawal, the proportionate reduction is
calculated by multiplying the Section I(b), II(b) or II(c) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                          Amount of the Withdrawal
        --------------------------------------------------------

            Accumulated Value determined immediately prior to the
                                 Withdrawal

2.   ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER
     (FORM 3311-02--TEXAS ONLY)

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below.

The calculation of the death benefit depends upon whether death occurs (1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday or (3) on or after his/her 90th birthday.

I.   Death BEFORE or ON 80th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date and before or on his/her 80th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II.  Death AFTER 80th Birthday but BEFORE 90th Birthday.    If an Owner (or the
Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. Death ON or AFTER 90th Birthday.    If an Owner (or the Annuitant if the
Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals;

     (c) the highest Accumulated Value on any Contract anniversary date prior to the deceased's 90th birthday, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS:    For purposes of determining the effect of
partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for-Dollar) Withdrawals.

(a)   PROPORTIONATE WITHDRAWALS.    Proportionate Withdrawals are withdrawals
that proportionately reduce the applicable death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

              Amount of the Proportionate Reduction Withdrawal
        ------------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b)   DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS.    Direct (Dollar-for-Dollar)
Withdrawals are withdrawals that directly reduce the value referenced in
Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract Year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT(DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

3.    10% BREAKTHROUGH WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM
3317-02)

This 10% Breakthrough with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The death benefit under I(b) guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (c) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 110% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 110% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I.   Death BEFORE or ON Deceased's 80th Birthday.    If an Owner, (or an
Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive Market Value Adjustment ("MVA"), if applicable; or

     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each gross payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

     (c) the Current Breakthrough Value on the date of death, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

II.  Death AFTER Deceased's 80th Birthday but BEFORE 90th Birthday.    If an
Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the Death Benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

     (c) the Current Breakthough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

III. Death ON OR AFTER Deceased's 90th Birthday.    If an Owner, or an
Annuitant if the Owner is a non-natural person, dies on or after his/her 90th birthday, the Death Benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals;

     (c) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.


EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 110% of the new Current Breakthrough Value.

When a Payment is made:

     (a) the Current Breakthrough Value increases by the amount of the payment; and

     (b) the Target Breakthrough Value increases to 110% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $115,000, and the new Target Breakthrough Value is $121,000 (110% of $110,000).


EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 110% of the Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 110% of the Current Breakthrough Value immediately after the withdrawal.


CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                          Amount of the Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

     Proportionate reduction               =    Current Breakthrough Value times (Amount of the
                                                Withdrawal divided by the Accumulated Value immediately
                                                prior to the withdrawal)

                                           =    $100,000 times ($5,000 divided by $105,000)

                                           =    $4,761.90

     New Current Breakthrough Value        =    $100,000 - $4,761.90 = $95,238.10

     New Target Breakthrough Value         =    110% of $95,238.10 = $104,761.91

The new Current Breakthrough Value is $95,238.10 and the new Target Breakthrough Value is $104,761.91.

4.   ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM
     3313-02)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 80th birthday, subject to a 200% cap, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a direct basis (i.e. dollar-for-dollar) and/or on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I.   Death BEFORE or ON Deceased's 80th Birthday.    If an Owner, (or an
Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive Market Value Adjustment ("MVA"), if applicable;

     (b) gross payments accumulated daily at 7%, starting on the date each gross payment is applied and ending on the date of death, adjusted for withdrawals as they occur. This value cannot exceed 200% of the total of gross payments and Payment Credits, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II.  Death AFTER Deceased's 80th Birthday but BEFORE 90th Birthday.    If an
Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the death benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. Death ON or AFTER Deceased's 90th Birthday.    If an Owner, or an
Annuitant if the Owner is a non-natural person, dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals;

      (c) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

      (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS:    For purposes of determining the effect of
partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for Dollar) Withdrawals.

(a)   PROPORTIONATE WITHDRAWALS.    Proportionate Withdrawals are withdrawals
that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

              Amount of the Proportionate Reduction Withdrawal
        ------------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b)   DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS.    Direct (Dollar-for-Dollar)
Withdrawals are withdrawals that directly reduce the value referenced in
Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

5.   ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3265-99)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The calculation of the death benefit depends upon whether death occurs (1) before or (2) on or after the deceased's 90th birthday.

I.   Death BEFORE 90th Birthday.    If an Owner (or an Annuitant if the Owner
is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment;

     (b) gross payments made to the Contract until the date of death, proportionately reduced to reflect withdrawals; or

     (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II.  Death ON or AFTER 90th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION:    For each withdrawal, the proportionate reduction is
calculated by multiplying the Section I(b), I(c) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                          Amount of the Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal

6.   ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER
     (FORM 3305-01.1 ONLY AVAILABLE IN TEXAS

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 90th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below. For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS.    Proportionate Reduction Withdrawals are
withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

              Amount of the Proportionate Reduction Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

ALL REDUCTIONS UNDER SECTION I(c) AND II(b) BELOW ARE PROPORTIONATE REDUCTION WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR).    Direct Reduction
Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY.    Under the Blended Withdrawal Methodology, if
no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I.   Death BEFORE or ON 90th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II.  Death AFTER 90th Birthday.    If an Owner (or the Annuitant if the Owner
is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the death benefit, as calculated under Section I. Above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and adjusted for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

7(a).   7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3266-99)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I.   Death BEFORE 90th Birthday.    If an Owner (or an Annuitant if the Owner
is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

     (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II.  Death ON or AFTER 90th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION:    For each withdrawal, the proportionate reduction is
calculated by multiplying the Section I(b) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                          Amount of the Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal


7(b).   7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3303-01)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS.    Proportionate Reduction Withdrawals are
withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

              Amount of the Proportionate Reduction Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR).    Direct Reduction
Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY.    Under the Blended Withdrawal Methodology, if
no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I.   Death BEFORE or ON 90th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATER of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Service Office, increased for any positive Market Value Adjustment; or

     (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, reduced to reflect withdrawals using the Blended Withdrawal Methodology.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

II.  Death AFTER 90th Birthday.    If an Owner (or an Annuitant if the Owner is
not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Service Office, increased by any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Subsequent withdrawals are calculated as Proportionate Reduction Withdrawals as described above.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

8(a).   ANNUAL STEP-UP WITH 7% R0LL-UP ENHANCED DEATH BENEFIT RIDER (FORM
        3264-99)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap and provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I.   Death BEFORE 90th Birthday.    If an Owner (or an Annuitant if the Owner
is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

     (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II.  Death ON or AFTER 90th Birthday.    If an Owner (or the Annuitant if the
Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;
          or

     (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION:    For each withdrawal, the proportionate reduction is
calculated by multiplying the Section I(b), I(c)or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                          Amount of the Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal


8(b).    ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM
3304-01)

This Annual Step-Up with 7% Roll-up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap, and also provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS.    Proportionate Reduction Withdrawals are
withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                          Amount of the Withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 Withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR).    Direct Reduction
Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY.    Under the Blended Withdrawal Methodology, if
no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (Dollar-For-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I.   Death BEFORE or ON 90th Birthday.    If an Owner (or an Annuitant if the
Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Service Office, increased for any positive Market Value Adjustment;

     (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, adjusted to reflect withdrawals using the Blended Withdrawal Methodology; or

     (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

Under section (c) above, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

II.  Death AFTER 90th Birthday.    If an Owner (or the Annuitant if the Owner
is not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Service Office, increased for any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

                  (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 APPENDIX C

                      OPTIONAL ENHANCED EARNINGS RIDER

You may have elected the Enhanced Earnings Rider (EER) at issue if the oldest Owner had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner (or an Annuitant if the Owner is a nonnatural person) dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.


CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.    The death must occur prior to the Annuity Date.

2.    The difference between (a) and (b) must be greater than zero, where:

     (a)  is the Accumulated Value, and

     (b)  is gross payments not previously withdrawn.

IF (A) MINUS (B) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.


AMOUNT OF EER BENEFIT

ISSUE AGE 0 TO 65--If a benefit is payable under the EER and the Contract was issued prior to the oldest Owner's 66th birthday, the benefit will be equal to the LESSER of:

(a) 200% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 66 TO 70--If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 66th birthday and before his/her 71st birthday, the benefit will be equal to the LESSER of:

(a) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 71 TO 75--If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

EXAMPLES:

EXAMPLE 1.    Assume that the oldest Owner is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x 100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x (150,000 - 100,000)) = $20,000.

The EER benefit is equal to $20,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $20,000 (40% x (150,000 - 100,000)).

EXAMPLE 2.    Assume that the oldest Owner is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% x ($250,000 - $100,000)) = $60,000.

The EER benefit is equal to $60,000 under (b), which is the lesser of $80,000 (80% x $100,000) and $60,000 (40% x ($250,000 - $100,000)).

EXAMPLE 3.    Assume that the oldest Owner is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($135,000 - $100,000)) = $14,000.

The EER benefit is equal to $14,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $14,000 (40% x ($135,000 - $100,000)).

EXAMPLE 4.    Assume that the oldest Owner is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $85,000) = $68,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($85,000 - $85,000)) = $0.

The EER benefit is equal to $0 under (b), which is the lesser of $68,000 (80% x $85,000) and $0 (40% x ($85,000 - $85,000)).


TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.


If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the Deutsche Money Market Portfolio and the EER will terminate.

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
                                 APPENDIX D

              SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT


PART 1: SURRENDER CHARGES

FULL SURRENDER--Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract.

The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.


                                                            WITHDRAWAL
                                            HYPOTHETICAL      WITHOUT      SURRENDER
                                             ACCUMULATED     SURRENDER      CHARGE     SURRENDER
CONTRACT YEAR                                   VALUE      CHARGE AMOUNT  PERCENTAGE    CHARGE
------------------------------------------  ------------  --------------  ----------   ---------
1.........................................    $ 56,160        $ 7,500         8.5%      $4,136
2.........................................      60,653          8,653         8.5%       4,250
3.........................................      65,505         13,505         8.5%       4,250
4.........................................      70,745         18,745         8.5%       4,250
5.........................................      76,405         24,405         7.5%       3,750
6.........................................      82,517         30,517         6.5%       3,250
7.........................................      89,119         37,119         5.5%       2,750
8.........................................      96,248         44,248         3.5%       1,750
9.........................................     103,948         51,948         1.5%         750
10........................................     112,264         60,264         0.0%           0

WITHDRAWALS--Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that there are withdrawals as detailed below. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract less that portion of any prior withdrawal(s) of payments that are subject to the surrender charge table.

The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:


                                                              WITHDRAWAL
                                HYPOTHETICAL                    WITHOUT      SURRENDER
                                 ACCUMULATED                   SURRENDER      CHARGE     SURRENDER
CONTRACT YEAR                       VALUE      WITHDRAWALS   CHARGE AMOUNT  PERCENTAGE    CHARGE
------------------------------  -------------  -----------  --------------  ----------  ----------
1.............................    $    56,160    $    0        $ 7,500          8.5%       $  0
2.............................         60,653         0          8,653          8.5%          0
3.............................         65,505         0         13,505          8.5%          0
4.............................         70,745    30,000         18,745          8.5%        957
5.............................         44,005    10,000          5,812          7.5%        314
6.............................         36,725     5,000          5,184          6.5%          0
7.............................         34,264    10,000          5,184          5.5%        265
8.............................         26,205    15,000          4,461          3.5%        369
9.............................         12,101     5,000          2,880          1.5%         32
10............................          7,669     5,000          2,562          0.0%          0

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)]^(n/365) - 1

For purposes of the examples below:

     i = the guaranteed interest rate being credited to the guarantee period.

     j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

     n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.


NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.11)]^(2555/365) - 1

                                                 =    (.97297)^(7) - 1

                                                 =    -.17454

      The Market Value Adjustment              =   Maximum of the market value
                                                   factor multiplied by the
                                                   withdrawal or the negative
                                                   of the excess interest
                                                   earned over 3%

                                      =   Maximum (-.17454  x  $62,985.60 or -$8,349.25)

                                      =   Maximum (-$10,992.38 or -$8,349.25)

                                      =   -$8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.10)]^(2555/365) - 1

                                                 =    (.98182)^(7) - 1

                                                 =    -.12054

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    -.12054  x  $62,985.60

                                                 =    -$7,592.11


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.05)]^(2555/365) - 1

                                                 =    (1.02857)^(7) - 1

                                                 =    .21798

      The Market Value Adjustment              =   Minimum of the market value
                                                   factor multiplied by the
                                                   withdrawal or the excess
                                                   interest earned over 3%

                                       =   Minimum of (.21798  x  $62,985.60 or $8,349.25)

                                       =   Minimum of ($13,729.78 or $8,349.25)

                                       =   $8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.07)]^(2555/365) - 1

                                                 =    (1.00935)^(7) - 1

                                                 =    .06728

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    .06728  x  $62,985.60

                                                 =    $4,237.90


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                 APPENDIX E

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT KG


THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2014.



                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2014      2013    2012      2011    2010      2009     2008     2007      2006      2005
--------------------------------------  -------  -------  -------  -------  -------  -------  -------  --------  --------  ---------

ALGER BALANCED PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period.................    1.375    1.210    1.155    1.171    1.076    0.845    1.255     1.133     1.097      1.026
  End of Period.......................    1.484    1.375    1.210    1.155    1.171    1.076    0.845     1.255     1.133      1.097
Number of Units Outstanding at End of
Period (in thousands).................   17,091   19,046   21,076   25,180   30,068   34,756   41,848    51,587    60,624     71,489
ALGER CAPITAL APPRECIATION PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period.................    1.643    1.233    1.057    1.075    0.956    0.642    1.186     0.901     0.766      0.679
  End of Period.......................    1.843    1.643    1.233    1.057    1.075    0.956    0.642     1.186     0.901      0.766
Number of Units Outstanding at End of
Period (in thousands).................   11,042   12,536   14,502   16,054   23,804   27,888   29,882    36,269    33,430     37,385
CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX II PORTFOLIO (CLASS I)
(MERGED INTO THE CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III
   ON DECEMBER 11, 2009 WHICH LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period.................      N/A      N/A      N/A      N/A      N/A    0.371    0.706     0.746     0.668      0.583
  End of Period.......................      N/A      N/A      N/A      N/A      N/A      N/A    0.371     0.706     0.746      0.668
Number of Units Outstanding at End of
Period (in thousands).................      N/A      N/A      N/A      N/A      N/A      N/A    6,023     6,245     9,451     12,903
CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (CLASS I)
(LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period.................      N/A      N/A      N/A    1.564    1.413    0.945    2.122     1.662     1.272      1.009
  End of Period.......................      N/A      N/A      N/A      N/A    1.564    1.413    0.945     2.122     1.662      1.272
Number of Units Outstanding at End of
Period (in thousands).................      N/A      N/A      N/A      N/A    8,846   10,587    9,119    12,144    13,197     13,871
DREYFUS IP MIDCAP STOCK PORTFOLIO (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period.................    2.436    1.830    1.551    1.567    1.250    0.936    1.593     1.592     1.498      1.392
  End of Period.......................    2.693    2.436    1.830    1.551    1.567    1.250    0.936     1.593     1.592      1.498
Number of Units Outstanding at End of
Period (in thousands).................    8,672   10,143   12,169   14,617   19,299   23,633   27,735    33,552    43,196     48,787


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014     2013    2012     2011    2010    2009    2008     2007      2006      2005
--------------------------------------------  -------  ------  ------  -------  ------  ------  ------  --------  --------  --------

DWS ALL CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8,
   2006)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A    0.996      0.927
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A      0.996
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A     94,664
DWS BLUE CHIP VIP (CLASS A)
(MERGED INTO THE DWS GROWTH & INCOME VIP (CLASS A) ON APRIL 30, 2012)
Unit Value:
  Beginning of Period.......................      N/A     N/A   1.418    1.446   1.289   0.976   1.609     1.577    1.383      1.274
  End of Period.............................      N/A     N/A     N/A    1.418   1.446   1.289   0.976     1.609    1.577      1.383
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A   23,378  27,757  31,670  36,810    46,268   56,486     64,342
DEUTSCHE BOND VIP (CLASS A)
(DWS CORE FIXED INCOME VIP (CLASS A) MERGED INTO THIS FUND ON APRIL 30,
   2012; NAME CHANGED FROM THE DWS BOND VIP (CLASS A) ON AUGUST 11,
   2014)
Unit Value:
  Beginning of Period.......................    1.439   1.504     N/A      N/A     N/A     N/A     N/A       N/A      N/A        N/A
  End of Period.............................    1.512   1.439   1.504      N/A     N/A     N/A     N/A       N/A      N/A        N/A
Number of Units Outstanding at End of Period
(in thousands)..............................   15,143  17,301  20,646      N/A     N/A     N/A     N/A       N/A      N/A        N/A
DEUTSCHE CAPITAL GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS CAPITAL GROWTH VIP (CLASS A) ON AUGUST 11,
   2014)
Unit Value:
  Beginning of Period.......................    1.611   1.213   1.060    1.126   0.978   0.782   1.183     1.066    0.996      0.927
  End of Period.............................    1.795   1.611   1.213    1.060   1.126   0.978   0.782     1.183    1.066      0.996
Number of Units Outstanding at End of Period
(in thousands)..............................   50,817  58,519  68,739   82,187  73,873  89,478  78,792    97,862  118,500     94,664
DEUTSCHE CORE EQUITY VIP (CLASS A)
(DWS BLUE CHIP VIP (CLASS A) MERGED INTO THIS FUND ON APRIL 30, 2012;
   NAME CHANGED FROM THE DWS GROWTH & INCOME VIP (CLASS A) ON MAY 1,
   2012; NAME CHANGED FROM THE DWS CORE EQUITY VIP (CLASS A) ON
   AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    1.379   1.018   0.892    0.906   0.803   0.607   0.998     0.999    0.891      0.852
  End of Period.............................    1.521   1.379   1.018    0.892   0.906   0.803   0.607     0.998    0.999      0.891
Number of Units Outstanding at End of Period
(in thousands)..............................   42,574  50,439  58,864   31,349  36,277  41,328  46,468    57,141   70,662     85,395


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014     2013    2012     2011    2010    2009    2008     2007      2006      2005
--------------------------------------------  -------  ------  ------  -------  ------  ------  ------  --------  --------  --------

DWS CORE FIXED INCOME VIP (CLASS A)
(MERGED INTO THE DWS BOND VIP (CLASS A) ON APRIL 30, 2012)
Unit Value:
  Beginning of Period.......................      N/A     N/A   1.412    1.346   1.281   1.206   1.517     1.477    1.436      1.425
  End of Period.............................      N/A     N/A     N/A    1.412   1.346   1.281   1.206     1.517    1.477      1.436
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A   24,094  27,919  30,761  33,832    38,367   42,582     49,296
DWS DAVIS VENTURE VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A   0.820   1.391     1.350    1.192      1.103
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A   0.820     1.391    1.350      1.192
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A  35,633    42,251   46,715     50,725
DEUTSCHE GLOBAL EQUITY VIP (CLASS A)
(NAME CHANGED FROM DWS DIVERSIFIED INTERNATIONAL EQUITY VIP (CLASS A)
   ON JULY 15, 2013; NAME CHANGED FROM THE DWS GLOBAL EQUITY VIP
   (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    1.705   1.449   1.253    1.445   1.321   1.036   2.052     1.783    1.440      1.276
  End of Period.............................    1.701   1.705   1.449    1.253   1.445   1.321   1.036     2.052    1.783      1.440
Number of Units Outstanding at End of Period
(in thousands)..............................    8,456   9,521  10,677   12,130  14,704  17,389  20,487    25,700   30,472     34,719
DWS DREMAN FINANCIAL SERVICES VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY VIP (CLASS A) ON
   SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC VALUE VIP
   (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE CAP VALUE
   VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A    1.322      1.342
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A      1.322
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A     22,892
DEUTSCHE SMALL MID CAP VALUE VIP (CLASS A)
(NAME CHANGED FROM DWS DREMAN SMALL MID CAP VALUE (CLASS A) ON
   MAY 1, 2013; NAME CHANGED FROM THE DWS SMALL MID CAP VALUE VIP
   (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    3.789   2.841   2.533    2.735   2.254   1.762   2.685     2.642    2.143      1.971
  End of Period.............................    3.943   3.789   2.841    2.533   2.735   2.254   1.762     2.685    2.642      2.143
Number of Units Outstanding at End of Period
(in thousands)..............................   10,481  12,226  16,767   18,965  22,245  25,654  29,570    36,991   43,399     54,103


                                                                              YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                       2014    2013     2012    2011    2010    2009     2008     2007    2006      2005
-----------------------------------------------  ------  -------  ------  ------  ------  -------  ------  -------  -------  -------

DEUTSCHE EQUITY 500 INDEX VIP (CLASS A)
(NAME CHANGED FROM THE DWS EQUITY 500 INDEX VIP (CLASS A)
   ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period..........................   1.401    1.077   0.944   0.940   0.831    0.667   1.077    1.037    0.911    0.883
  End of Period................................   1.566    1.401   1.077   0.944   0.940    0.831   0.667    1.077    1.037    0.911
Number of Units Outstanding at End of Period
(in thousands).................................  22,300   28,210  31,143  35,423  41,778   49,591  56,523   67,369   82,444   96,115
DEUTSCHE GLOBAL INCOME BUILDER VIP (CLASS A)
(NAME CHANGED FROM THE DWS BALANCED VIP (CLASS A) ON MAY 1, 2012;
   NAME CHANGED FROM THE DWS GLOBAL INCOME BUILDER VIP (CLASS A)
   ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period..........................   1.874    1.630   1.463   1.505   1.372    1.128   1.574    1.522    1.401    1.362
  End of Period................................   1.919    1.874   1.630   1.463   1.505    1.372   1.128    1.574    1.522    1.401
Number of Units Outstanding at End of Period
(in thousands).................................  25,149   28,113  32,178  36,965  42,897   50,688  60,267   76,991   91,858  112,219
DEUTSCHE GLOBAL SMALL CAP VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL OPPORTUNITIES VIP (CLASS A) ON
   MAY 2, 2011; NAME CHANGED FROM THE DWS GLOBAL SMALL CAP GROWTH VIP
   (CLASS A) ON MAY 1, 2014; NAME CHANGED FROM THE DWS GLOBAL SMALL CAP
   VIP (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period..........................   2.826    2.108   1.853   2.086   1.670    1.143   2.317    2.149    1.785    1.532
  End of Period................................   2.671    2.826   2.108   1.853   2.086    1.670   1.143    2.317    2.149    1.785
Number of Units Outstanding at End of Period
(in thousands).................................   6,925    7,835   9,450  11,283  13,797   16,008  17,680   21,475   26,819   29,183
DEUTSCHE GLOBAL GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL THEMATIC VIP (CLASS A) ON
   MAY 1, 2013; NAME CHANGED FROM THE DWS GLOBAL GROWTH VIP
   (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period..........................   1.862    1.546   1.322   1.566   1.398    0.986   1.913    1.826    1.423    1.174
  End of Period................................   1.838    1.862   1.546   1.322   1.566    1.398   0.986    1.913    1.826    1.423
Number of Units Outstanding at End of Period
(in thousands).................................   5,635    6,482   9,536  11,120  14,001   15,273  17,181   20,835   24,886   20,131
DEUTSCHE GOVERNMENT & AGENCY SECURITIES VIP (CLASS A)
(NAME CHANGED FROM THE DWS GOVERNMENT & AGENCY SECURITIES VIP
   (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period..........................   1.842    1.926   1.898   1.791   1.704    1.599   1.545    1.479    1.440    1.424
  End of Period................................   1.912    1.842   1.926   1.898   1.791    1.704   1.599    1.545    1.479    1.440
Number of Units Outstanding at End of Period
(in thousands).................................  13,540   16,876  20,688  25,403  31,755   38,625  46,509   49,953   55,362   65,750


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014     2013    2012     2011    2010    2009    2008     2007      2006      2005
--------------------------------------------  -------  ------  ------  -------  ------  ------  ------  --------  --------  --------

DWS HEALTH CARE VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A    1.386   1.299   1.079   1.424     1.276    1.219      1.139
  End of Period.............................      N/A     N/A     N/A      N/A   1.386   1.299   1.079     1.424    1.276      1.219
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A   6,881   8,112  10,687    12,122   14,794     17,848
DEUTSCHE HIGH INCOME VIP (CLASS A)
(NAME CHANGED FROM THE DWS HIGH INCOME VIP (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    2.203   2.070   1.827    1.784   1.587   1.150   1.533     1.540    1.414      1.381
  End of Period.............................    2.204   2.203   2.070    1.827   1.784   1.587   1.150     1.533    1.540      1.414
Number of Units Outstanding at End of Period
(in thousands)..............................   14,802  19,353  22,678   26,256  31,555  38,234  42,139    49,101   67,251     79,756
DEUTSCHE CROCI(R) INTERNATIONAL VIP (CLASS A)
(NAME CHANGED FROM THE DWS INTERNATIONAL VIP (CLASS A) ON AUGUST 11,
   2014; NAME CHANGED FROM DEUTSCHE INTERNATIONAL VIP (CLASS A)
   ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................    1.154   0.974   0.818    0.996   0.994   0.755   1.479     1.309    1.054      0.921
  End of Period.............................    1.004   1.154   0.974    0.818   0.996   0.994   0.755     1.479    1.309      1.054
Number of Units Outstanding at End of Period
(in thousands)..............................   10,005  10,729  12,382   14,431  16,993  19,050  22,039    27,239   31,793     34,104
DWS JANUS GROWTH & INCOME VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A   0.677   1.170     1.113    1.041      0.942
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A   0.677     1.170    1.113      1.041
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A  29,908    36,464   43,738     53,123
DWS JANUS GROWTH OPPORTUNITIES VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8, 2006)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A    0.769      0.724
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A      0.769
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A     46,197
DEUTSCHE LARGE CAP VALUE VIP (CLASS A)
(NAME CHANGED FROM THE DWS LARGE CAP VALUE VIP (CLASS A)
   ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    2.823   2.187   2.020    2.050   1.877   1.518   2.421     2.170    1.907      1.897
  End of Period.............................    3.081   2.823   2.187    2.020   2.050   1.877   1.518     2.421    2.170      1.907
Number of Units Outstanding at End of Period
(in thousands)..............................   31,757  36,651  44,022   52,236  28,548  33,115  21,030    27,166   33,240     40,803


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014     2013    2012     2011    2010    2009    2008     2007      2006      2005
--------------------------------------------  -------  ------  ------  -------  ------  ------  ------  --------  --------  --------

DWS MFS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY SERVICES VIP (CLASS A)
   ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC VALUE VIP
   (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE CAP VALUE VIP
   (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A    0.769      0.724
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A      0.769
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A     46,197
DWS MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A    1.079   0.855   0.606   1.230     1.152    1.053      0.928
  End of Period.............................      N/A     N/A     N/A      N/A   1.079   0.855   0.606     1.230    1.152      1.053
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A   7,919   8,487   9,812    11,300   13,386     14,814
DEUTSCHE MONEY MARKET VIP (CLASS A)
(NAME CHANGED FROM THE DWS MONEY MARKET VIP (CLASS A)
   ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    1.209   1.226   1.244    1.261   1.279   1.293   1.278     1.235    1.196      1.180
  End of Period.............................    1.192   1.209   1.226    1.244   1.261   1.279   1.293     1.278    1.235      1.196
Number of Units Outstanding at End of Period
(in thousands)..............................   27,472  27,093  30,310   34,013  34,513  42,153  59,626    58,844   54,082     61,161
DWS OAK STRATEGIC EQUITY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8, 2006)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A    0.625      0.660
  End of Period.............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A      0.625
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A      N/A     16,253
DEUTSCHE SMALL CAP GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS SMALL CAP GROWTH VIP (CLASS A)
   ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.......................    1.793   1.273   1.129    1.192   0.934   0.674   1.353     1.292    1.245      1.179
  End of Period.............................    1.869   1.793   1.273    1.129   1.192   0.934   0.674     1.353    1.292      1.245
Number of Units Outstanding at End of Period
(in thousands)..............................   18,380  21,380  24,295   28,374  17,035  19,899  23,235    27,285   34,660     40,451
DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A    1.199   1.080   0.874   1.642     1.697    1.449      1.362
  End of Period.............................      N/A     N/A     N/A      N/A   1.199   1.080   0.874     1.642    1.697      1.449
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A     N/A     N/A      N/A  58,791  71,042  84,954   105,329  132,090    132,600


                                                                             YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2014    2013    2012     2011      2010    2009    2008      2007     2006      2005
------------------------------------------  -------  ------  -------  -------  -------  ------  -------  --------  -------  --------

DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.....................      N/A     N/A      N/A    0.942    0.805   0.509   0.960      0.852    0.857     0.838
  End of Period...........................      N/A     N/A      N/A      N/A    0.942   0.805   0.509      0.960    0.852     0.857
Number of Units Outstanding at End of
Period (in thousands).....................      N/A     N/A      N/A      N/A   21,689  26,337  29,728     37,450   44,278    55,324
DWS TURNER MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.....................      N/A     N/A      N/A    1.259    0.990   0.669   1.344      1.084    1.032     0.936
  End of Period...........................      N/A     N/A      N/A      N/A    1.259   0.990   0.669      1.344    1.084     1.032
Number of Units Outstanding at End of
Period (in thousands).....................      N/A     N/A      N/A      N/A   11,200  12,114  13,046     15,311   19,321    22,040
DEUTSCHE UNCONSTRAINED INCOME VIP (CLASS A)
(NAME CHANGED FROM THE DWS STRATEGIC INCOME VIP (CLASS A) ON
   SEPTEMBER 22, 2011; NAME CHANGED FROM THE DWS UNCONSTRAINED INCOME
   VIP (CLASS A) ON AUGUST 11, 2014)
Unit Value:
  Beginning of Period.....................    2.066   2.117    1.899    1.829    1.685   1.393   1.531      1.473    1.371     1.358
  End of Period...........................    2.083   2.066    2.117    1.899    1.829   1.685   1.393      1.531    1.473     1.371
Number of Units Outstanding at End of
Period (in thousands).....................    7,756   9,407   11,506   13,313   15,512  16,099  17,120     21,043   19,739    19,539
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(NAME CHANGED FROM THE GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR
   FUND (SERVICE SHARES) ON APRIL 30, 2015; INVESTMENT OPTION ADDED ON
   MAY 22, 2012)
Unit Value:
  Beginning of Period.....................    1.173   1.047      N/A      N/A      N/A     N/A     N/A        N/A      N/A       N/A
  End of Period...........................    1.202   1.173    1.047      N/A      N/A     N/A     N/A        N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands).....................      286      33        3      N/A      N/A     N/A     N/A        N/A      N/A       N/A
INVESCO V.I. MANAGED VOLATILITY FUND (SERIES I SHARES)
(NAME CHANED FROM THE AIM V.I. UTILITIES FUND (SERIES I SHARES) ON
   APRIL 30, 2010; NAME CHANED FROM THE INVESCO V.I. UTILITIES FUND
   (SERIES I SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period.....................    1.291   1.182    1.157    1.008    0.961   0.848   1.272      1.069    0.864     0.750
  End of Period...........................    1.535   1.291    1.182    1.157    1.008   0.961   0.848      1.272    1.069     0.864
Number of Units Outstanding at End of
Period (in thousands).....................    5,090   5,761    6,692    8,095    8,341   9,404  11,320     12,976   14,422    14,983



                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2014     2013      2012    2011    2010    2009    2008      2007     2006      2005
-------------------------------------------  -------  -------  -------  ------  ------  ------  -------  --------  -------  --------

SVS DREMAN FINANCIAL SERVICES PORTFOLIO (CLASS A)
(MERGED INTO THE DWS DREMAN FINANCIAL SERVICES VIP (CLASS A)
   ON FEBRUARY 3, 2006; MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY VIP
   (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC VALUE
   VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE CAP VALUE
   VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A    1.322     1.342
  End of Period............................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A     1.322
Number of Units Outstanding at End of
Period (in thousands)......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A    22,892
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER CAPITAL GROWTH PORTFOLIO (CLASS A) ON APRIL 29,
   2005)
Unit Value:
  Beginning of Period......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A     0.837
  End of Period............................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
SVS FOCUS VALUE AND GROWTH PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER GROWTH AND INCOME PORTFOLIO (CLASS A) ON APRIL 29,
   2005)
Unit Value:
  Beginning of Period......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
  End of Period............................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
SVS INDEX 500 PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER VIT EQUITY 500 INDEX PORTFOLIO (CLASS A)
   ON SEPTEMBER 15, 2005; NAME CHANGED TO THE DWS VIT EQUITY 500
   INDEX VIP (CLASS A))
Unit Value:
  Beginning of Period......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A     0.883
  End of Period............................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................      N/A      N/A      N/A     N/A     N/A     N/A      N/A       N/A      N/A       N/A
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period......................    1.180    0.890    0.806   0.811   0.716   0.543    0.840     0.790    0.734     0.718
  End of Period............................    1.320    1.180    0.890   0.806   0.811   0.716    0.543     0.840    0.790     0.734
Number of Units Outstanding at End of
Period (in thousands)......................    1,774    1,979    2,246   2,743   3,349   3,962    4,323     5,792    7,248     9,175

                                 APPENDIX F

        EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS
                     COMMONWEALTH ANNUITY CONTRACTS ONLY

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 9.4%).


PRESENT VALUE WITHDRAWALS

EXAMPLE 1.    Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
     Present Value of Future Guaranteed Annuity Benefit Payments =
     $119,961.92

     Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92  x
     75%)

     Annuity Units after withdrawal = 342.50 (1,370  x  (1 -
     (89,971.44/119,961.92)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2.    Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

     Rate used in Present Value Determination = 3% (3% AIR)
     Present Value of Future Guaranteed Annuity Benefit Payments = $65,849.08

     Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08  x
     75%)

     Annuity Units after withdrawal = 342.50 (1,370  x  (1 -
     (49,386.81/65,849.08)))
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3.    Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

     Last Monthly Annuity Benefit Payment = $1,436.50
     Withdrawal Amount = $14,365.00 (10  x  1,436.50)

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
     Present Value of Future Annuity Benefit Payments = $234,482.77

     Annuity Units after withdrawal = 1,286.07 (1,370  x  (1 -
     (14,365.00/234,482.77)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4.    Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

     Last Monthly Annuity Benefit Payment = $1,820.71
     Withdrawal Amount = $18,207.10 (10  x  1,820.71)

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

     Rate used in Present Value Determination = 3% (3% AIR)
     Present Value of Future Annuity Benefit Payments = $268,826.18

     Annuity Units after withdrawal = 1,272.71 (1,370  x  (1 -
     (18,207.10/268,826.18)))
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.


PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5.    Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
     Present Value of future Guaranteed Annuity Benefit Payments =
     $119,961.92

     Withdrawal = $10,000

     Annuity Units after withdrawal = 1,255.80 (1,370  x  (1 -
     (10,000/119,961.92)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.


PAYMENT WITHDRAWAL

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
     Present Value of future Annuity Benefit Payments = $234,482.77

     Withdrawal = $10,000

     Annuity Units after withdrawal = 1,311.57 (1,370  x  (1 -
     (10,000/$234,482.77)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                  (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 APPENDIX G

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) The Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          amount of the withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT--THE ACCUMULATION PHASE.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity with 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                       MINIMUM                         MINIMUM
            ANNIVERSARY                   GUARANTEED                      GUARANTEED
            AT EXERCISE                  BENEFIT BASE                  ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                         $162,889                         $12,153
                15                         $207,892                         $17,695


          ------------------
          (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 years are available. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                  (THIS PAGE INTENTIONALLY LEFT BLANK)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

  FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                               SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY PLUS PROSPECTUS OF SEPARATE ACCOUNT KG, DATED MAY 1, 2015 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-782-8380.

                                DATED MAY 1, 2015


Commonwealth Annuity Scudder Gateway Plus

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                                       3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                                        4

SERVICES                                                                                              4

UNDERWRITERS                                                                                          6

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                                            7

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                                           8

PERFORMANCE INFORMATION                                                                               8

TAX-DEFERRED ACCUMULATION                                                                            16

STATE PREMIUM TAX CHART                                                                              17

FINANCIAL STATEMENTS                                                                                 17

FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT KG     F-1

                         GENERAL INFORMATION AND HISTORY


The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

Separate Account KG (the "Variable Account") is a separate investment account of Commonwealth Annuity and Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. Several Sub-Accounts of the Variable Account are available under the Scudder Gateway Plus (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following funds:


AIM VARIABLE INSURANCE FUNDS                          DWS VARIABLE SERIES II
(INVESCO VARIABLE INSURANCE FUNDS)(SERIES I SHARES)   (CLASS A)
Invesco V.I. Managed Volatility Fund                  Deutsche Global Equity VIP
THE ALGER PORTFOLIOS                                  Deutsche Global Income Builder VIP
(CLASS I-2)                                           Deutsche Global Growth VIP
Alger Balanced Portfolio                              Deutsche Government & Agency Securities VIP
Alger Capital Appreciation Portfolio                  Deutsche High Income VIP
                                                      Deutsche Large Cap Value VIP
DEUTSCHE INVESTMENT VIT FUNDS                         Deutsche Money Market VIP
DWS Equity 500 Index VIP                              Deutsche Small Mid Cap Growth VIP
                                                      Deutsche Small Mid Cap Value VIP

DEUTSCHE VARIABLE SERIES I                            Deutsche Unconstrained Income VIP
(CLASS A)
Deutsche Bond VIP                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
Deutsche Capital Growth VIP                           (SERVICE SHARES)
Deutsche Global Small Cap VIP                         Goldman Sachs VIT Global Trends Allocation Fund
Deutsche Core Equity VIP
Deutsche CROCI(R) International VIP


                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.


MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, LLC. an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit Place, Topeka, Kansas, 66636.

EXPERTS. The financial statements of the Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the financial statements of Separate Account KG of the Company as of December 31, 2014 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our principal underwriter, Epoch Securities, Inc., ("Epoch") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.05% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or Epoch under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to Epoch. Conversely, if the value of the Fund goes down, payments to us or to Epoch would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or Epoch also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

                                  UNDERWRITERS

Effective May 1, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 ("Epoch" or "Underwriter"), became principal underwriter for the Contracts. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of Global Atlantic (Fin) Company . Epoch is a registered broker-dealer with the SEC and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs. The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by FINRA rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to Epoch for the years 2012, 2013 and 2014 were $1,707,119.08, $1,548,567.45 and $1,591,674.78, respectively. No commissions were retained by Epoch for sales of all contracts funded by the Separate Account KG (including contracts not described in the Prospectus) for the years 2012, 2013 and 2014.

           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period                             $   1.135000

(2)  Value of Assets -- Beginning of Valuation Period                                 $  5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses                    $      1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)           0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum)                                0.000039

(6)  Net Investment Rate (4) - (5)                                                        0.000296

(7)  Net Investment Factor 1.000000 + (6)                                                 1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7)                              $   1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or
267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program. Payments made to the Contract during the same month will be part of the same Enhanced Automatic Transfer Program if the length of the time period is the same and the enhanced rate is the same. The allocation for all of the amounts in the same program will be in accordance with the instructions for the most recent payment to this program. The monthly transfer will be made on the date designated for the initial payment to this program. The amount allocated will be determined by dividing the amount in the program by the number of remaining months. For example, for a six-month program, the first automatic transfer will be 1/6th of the balance; the second automatic transfer will be 1/5th of the balance, and so on.

Payments to different Enhanced Automatic Transfer Programs will be handled in accordance with the instructions for each particular program.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

P(1 + T) TO THE POWER OF (n) =  ERV

              Where:   P    =  a hypothetical initial payment to the Variable
                               Account of $1,000

                       T    =  average annual total return

                       n    =  number of years

                       ERV  =  the ending redeemable value of the $1,000 payment
                               at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

            COMPLETE YEARS FROM
                  DATE
               OF PAYMENT                        CHARGE
            -------------------                ---------
              Less than 4                         8.5%
              Less than 5                         7.5%
              Less than 6                         6.5%
              Less than 7                         5.5%
              Less than 8                         3.5%
              Less than 9                         1.5%
              Thereafter                           0%

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return reflect the deduction of the $35 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

P(1 + T) TO THE POWER OF (n)  =   EV

           Where:   P      =   a hypothetical initial payment to the Variable
                               Account of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    EV     =   the ending value of the $1,000 payment at the end
                               of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $35 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the standardized manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the effect of the $35 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time, except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

Performance results in Tables 1A and 2A reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Fund charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Neither set of tables include optional Rider charges and neither sets reflects the 4% Payment Credit.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under this Contract.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                               PERFORMANCE TABLES
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2014

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                            SUB-                            10 YEARS
                                                          ACCOUNT      FOR YEAR             (OR SINCE
                                                         INCEPTION      ENDED               INCEPTION
                                                           DATE        12/31/14   5 YEARS    IF LESS)
                                                      --------------  ----------  --------  ---------
Alger Balanced Portfolio                                 11/15/99       -1.81        2.72     -0.04
Alger Capital Appreciation Portfolio                     11/15/99        2.20       10.54      7.64
Dreyfus IP MidCap Stock Portfolio                        6/23/1999       0.65       13.43      2.90
The Dreyfus Socially Responsible Growth Fund, Inc.       6/23/1999       1.92        9.48      2.43
Deutsche Bond VIP                                        12/12/96       -4.41       -0.58     -3.71
Deutsche Capital Growth VIP                               5/11/98        1.47        9.35      3.24
Deutsche Core Equity VIP                                  5/1/98         0.41       10.12      2.00
Deutsche Equity 500 Index VIP                             9/1/99         1.86       10.03      2.02
Deutsche Global Small Cap VIP                             5/6/98       -14.39        6.37      2.35
Deutsche International VIP                                5/6/98       -21.47       -4.14     -2.90
Deutsche Global Equity VIP                               11/13/96        7.30       -8.01      5.39
Deutsche Small Mid Cap Value VIP                         11/13/96       -5.43        8.37      3.91
Deutsche Global Income Builder VIP                       11/29/96       -7.01        3.11     -0.38
Deutsche Global Growth VIP                                5/12/98      -10.45        1.65      1.31
Deutsche Government & Agency Securities VIP               12/4/96       -5.65       -1.67     -0.53
Deutsche High Income VIP                                 11/13/96       -9.19        3.11      1.26
Deutsche Large Cap Value VIP                             11/13/96       -0.62        6.70      1.11
Deutsche Money Market VIP                                11/20/96      -10.55       -5.77     -3.86
Deutsche Small Mid Cap Growth VIP                         12/4/96       -5.28       11.65      0.30
Deutsche Unconstrained Income VIP                         5/1/97        -8.49        0.51      1.00
Invesco V.I. Managed Volatility Fund                      5/1/01         8.51        6.10      4.48
Goldman Sachs VIT Global Trends Allocation Fund           5/22/12       -6.90         N/A      1.87

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2014

                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)



                                                                                             SINCE
                                                          SUB-                            INCEPTION
                                                         ACCOUNT     FOR YEAR                 OF
                                                        INCEPTION     ENDED                  SUB-
                                                          DATE       12/31/14   5 YEARS    ACCOUNT
                                                      -----------   ----------  -------  ------------
Alger Balanced Portfolio                                11/15/99        7.90      6.63     3.76
Alger Capital Appreciation Portfolio                    11/15/99       12.16     14.03    10.50
Dreyfus IP MidCap Stock Portfolio                      6/23/1999       10.52     16.58     6.82
The Dreyfus Socially Responsible Growth Fund, Inc.     6/23/1999       11.86     13.01     6.27
Deutsche Equity 500 Index VIP                            9/1/99        11.80     13.51     5.90
Deutsche Bond VIP                                       12/12/96        5.14      3.37     0.60
Deutsche Capital Growth VIP                             5/11/98        11.39     12.90     6.83
Deutsche Core Equity VIP                                 5/1/98        10.26     13.62     5.96
Deutsche Global Small Cap VIP                            5/6/98        -5.47      9.84     5.71
Deutsche International VIP                               5/6/98       -13.00      0.20     0.87
Deutsche Global  Equity VIP                             11/13/96       -0.28      5.18     2.92
Deutsche Small Mid Cap Value VIP                        11/13/96        4.05     11.83     7.18
Deutsche Global Income Builder VIP                      11/29/96        2.38      6.93     3.49
Deutsche Global Growth VIP                              5/12/98        -1.29      5.62     4.59
Deutsche Government & Agency Securities VIP             12/4/96         3.82      2.33     2.99
Deutsche High Income VIP                                11/13/96        0.05      6.78     4.79
Deutsche Large Cap Value VIP                            11/13/96        9.17     10.42     4.97
Deutsche Money Market VIP                               11/20/96       -1.39     -1.39     0.11
Deutsche Small Mid Cap Growth VIP                       12/4/96         4.05     11.83     7.18
Deutsche Unconstrained Income VIP                        5/1/97         0.80      4.32     4.37
Invesco V.I. Managed Volatility Fund                     5/1/01        18.88      9.81     7.42
Goldman Sachs VIT Global Trends Allocation Fund         5/22/12         2.49       N/A     7.32

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2014

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                            10 YEARS
                                                         PORTFOLIO    FOR YEAR             (OR SINCE
                                                         INCEPTION     ENDED               INCEPTION
                                                           DATE       12/31/14   5 YEARS   IF LESS)
                                                        -----------  ----------  --------  -----------
Alger Balanced Portfolio                                  9/5/89        -3.14       1.90      -0.04
Alger Capital Appreciation Portfolio                      1/25/95        0.81       9.93       7.64
Dreyfus IP MidCap Stock Portfolio                        5/1/1998       -0.71      12.88       2.90
The Dreyfus Socially Responsible Growth Fund, Inc.       10/7/1993       0.53       8.84       2.43
Deutsche Equity 500 Index VIP                             9/1/99         0.48       9.41       2.02
Deutsche Bond VIP                                         5/1/96        -5.70      -1.38      -3.71
Deutsche Capital Growth VIP                               7/16/85        0.09       8.72       3.24
Deutsche Core Equity VIP                                  5/2/94        -0.95       9.50       2.00
Deutsche Global Small Cap VIP                             5/1/96       -15.55       5.65       2.35
Deutsche International VIP                                5/1/87       -22.53      -4.91      -2.90
Deutsche Global Equity VIP                                1/6/92       -10.73       0.36      -0.75
Deutsche Small Mid Cap Value VIP                          5/1/96        -6.72       7.70       3.91
Deutsche Global Income Builder VIP                        4/6/82        -6.72       7.70       3.91
Deutsche Global Growth VIP                                5/5/98       -11.67       0.84       1.31
Deutsche Government & Agency Securities VIP               9/3/87        -6.93      -2.45      -0.53
Deutsche High Income VIP                                  4/6/82       -10.42       2.30       1.26
Deutsche Large Cap Value VIP                              5/1/96        -1.97       6.00       1.11
Deutsche Money Market VIP                                 4/6/82       -11.76      -6.53      -3.86
Deutsche Small Mid Cap Growth VIP                         5/2/94        -6.56      11.07       0.30
Deutsche Unconstrained Income VIP                         5/1/97        -9.73      -0.29       1.00
Invesco V.I. Managed Volatility Fund                      1/3/95         7.04       5.38       4.48
Goldman Sachs VIT Global Trends Allocation Fund           5/22/12       -8.16        N/A       0.53


----------
(1) Some of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2014

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                                       10 YEARS
                                                      PORTFOLIO   FOR YEAR             (OR SINCE
                                                      INCEPTION    ENDED               INCEPTION
                                                         DATE     12/31/14   5 YEARS   IF LESS)
                                                     -----------  --------- ---------  -----------
Alger Balanced Portfolio                                9/5/89       7.90      6.63       3.76
Alger Capital Appreciation Portfolio                   1/25/95      12.16     14.03      10.50
Dreyfus IP MidCap Stock Portfolio                      5/1/1998     10.52     16.58       6.82
The Dreyfus Socially Responsible Growth Fund, Inc.    10/7/1993     11.86     13.01       6.27
Deutsche Equity 500 Index VIP                           9/1/99      11.80     13.51       5.90
Deutsche Bond VIP                                       5/1/96       5.14      3.37       0.60
Deutsche Capital Growth VIP                            7/16/85      11.39     12.90       6.83
Deutsche Core Equity VIP                                5/2/94      10.26     13.62       5.96
Deutsche Global Small Cap VIP                           5/1/96      -5.47      9.84       5.71
Deutsche International VIP                              5/1/87     -13.00      0.20       0.87
Deutsche Global Equity VIP                              1/6/92      -0.28      5.18       2.92
Deutsche Small Mid Cap Value VIP                        5/1/96       4.05     11.83       7.18
Deutsche Global Income Builder VIP                      4/6/82       2.38      6.93       3.49
Deutsche Global Growth VIP                              5/5/98      -1.29      5.62       4.59
Deutsche Government & Agency Securities VIP             9/3/87       3.82      2.33       2.99
Deutsche High Income VIP                                4/6/82       0.05      6.78       4.79
Deutsche Large Cap Value VIP                            5/1/96       9.17     10.42       4.97
Deutsche Money Market VIP                               4/6/82      -1.39     -1.39       0.11
Deutsche Small Mid Cap Growth VIP                       5/2/94       4.22     14.88       4.71
Deutsche Unconstrained Income VIP                       5/1/97       0.80      4.32       4.37
Invesco V.I. Managed Volatility Fund                    1/3/95      18.88      9.81       7.42
Goldman Sachs VIT Global Trends Allocation Fund        5/22/12       2.49       N/A       7.04


----------
(1) Some of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


YIELD AND EFFECTIVE YIELD - THE DEUTSCHE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Deutsche Money Market Sub-Account for the seven-day period ended December 31, 2014:

              Yield                -1.40%
              Effective Yield      -1.39%



The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Deutsche Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


     Effective Yield = [(base period return + 1) TO THE POWER OF (365/7)] - 1

The calculations of yield and effective yield reflect the $35 Contract fee.


                            TAX-DEFERRED ACCUMULATION

                                  NON-QUALIFIED
                                 ANNUITY CONTRACT
                           (AFTER-TAX CONTRIBUTIONS AND             CONVENTIONAL
                              TAX-DEFERRED EARNINGS)                SAVINGS PLAN
                         ----------------------------------   ----------------------
                                              TAXABLE LUMP          AFTER-TAX
                              NO                SUM                CONTRIBUTIONS
                          WITHDRAWALS      SUM WITHDRAWAL      AND TAXABLE EARNINGS
                         -------------    -----------------   ----------------------
     Years 10            $ 107,946           $ 86,448                 $ 81,693
     Years 20              233,048            165,137                  133,476
     Years 30              503,133            335,021                  218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See FEDERAL TAX CONSIDERATIONS in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.25% for mortality and expense risk; 0.15% administration charges; 8.5% maximum surrender charge; and $35 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                             STATE PREMIUM TAX CHART

                                  QUALIFIED    NON-QUALIFIED
               STATE                PLANS          PLANS
               -----             -----------  ---------------
               California          0.50%*          2.35%*
               Maine                0.00%          2.00%
               Nevada               0.00%          3.50%*
               South Dakota         0.00%          1.25%**
               West Virginia       1.00%*          1.00%*
               Wyoming              0.00%          1.00%

----------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

**   The Tax Rate is 0.08% on annuity considerations in excess of $500,000

                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its Separate Account KG.

[COMMONWEALTH ANNUITY LOGO]

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

TABLE OF CONTENTS
DECEMBER 31, 2014

                                                                                                                        PAGE
                                                                                                                       -------
REPORT OF INDEPENDENT AUDITORS                                                                                              2

FINANCIAL STATEMENTS

Consolidated Balance Sheets                                                                                                 3

Consolidated Statements of Operations                                                                                       4

Consolidated Statements of Comprehensive Income/(loss)                                                                      5

Consolidated Statements of Shareholders' Equity                                                                             6

Consolidated Statements of Cash Flows                                                                                       7

  Notes to the Consolidated Financial Statements                                                                            8

  1.    Business                                                                                                            8

  2.    Basis of Presentation                                                                                               9

  3.    Significant Accounting Policies                                                                                    10

  4.    Significant Transactions                                                                                           24

  5.    Policyholder Liabilities                                                                                           24

  6.    Investments                                                                                                        29

  7.    Derivative Instruments                                                                                             34

  8.    Investment Income and Gains and Losses                                                                             36

  9.    Fair Value Disclosure of Financial Instruments                                                                     37

  10.   Closed Blocks                                                                                                      48

  11.   Income Taxes                                                                                                       49

  12.   Dividend Restrictions                                                                                              51

  13.   Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Unearned Front-end Loads     52

  14.   Reinsurance                                                                                                        53

  15.   Composition of Other Assets, Liabilities, Income and Expenses                                                      54

  16.   Commitments and Contingencies                                                                                      55

  17.   Related Party Transactions                                                                                         56

  18.   Purchase Accounting                                                                                                57

  19.   Intangible Assets                                                                                                  60

  20.   Notes Payable and Accrued Interest                                                                                 60

  21.   Statutory Financial Information                                                                                    61

  22.   Employee Benefit Plans                                                                                             62

  23.   Subsequent Events                                                                                                  63

  24.   Revisions to 2013 Audited Financial Statements                                                                     64

[PWC LOGO]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for the three years in the period ended December 31, 2014.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for the three years ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 23, 2015

PRICEWATERHOUSECOOPERS LLP, 125 HIGH STREET, BOSTON, MA 02110
T: (617) 530 5000, F: (617) 530 5001, WWW.PWC.COM/US

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31,                                                                                                       2013 AS
(IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)                                                        2014            REVISED
-------------------------------------------------------------------------------------------------   --------------   --------------
ASSETS
  Investments:
    Available-for-sale fixed maturities at fair value (amortized cost of $21,255 and $11,067 in
      2014 and 2013, respectively)                                                                  $       22,342   $       11,419
    Trading fixed maturities at fair value (amortized cost of $1,207 and $1,255 in 2014 and 2013,
      respectively)                                                                                          1,308            1,273
    Equity securities at fair value (book value of $33 and $0 in 2014 and 2013, respectively)                   33               --
    Mortgage loans (includes mortgage loans carried at fair value of $32 and $30 in 2014 and
      2013, respectively)                                                                                    1,245              720
    Policy loans                                                                                               737              738
    Other invested assets (includes $334 and $347 related to variable interest entities in 2014
      and 2013, respectively)                                                                                  644              488
                                                                                                    --------------   --------------
      Total investments                                                                                     26,309           14,638
                                                                                                    --------------   --------------
  Cash and cash equivalents (includes $7 and $4 related to variable interest entities in 2014
    and 2013, respectively)                                                                                  1,014              984
  Accrued investment income                                                                                    192              125
  Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modified coinsurance and funds withheld coinsurance (includes assets at fair value of $1,420 and
    $1,266 in 2014 and 2013, respectively)                                                                   8,929            9,024
  Value of business acquired                                                                                   783              534
  Deferred policy acquisition costs                                                                            518              280
  Deferred income taxes                                                                                         62              240
  Derivative instruments receivable                                                                            317              176
  Intangible assets                                                                                             31               15
  Other assets (includes $73 and $78 related to variable interest entities in 2014 and 2013,
    respectively)                                                                                              124              131
  Separate account assets                                                                                    5,037            3,403
                                                                                                    --------------   --------------
      Total assets                                                                                  $       43,316   $       29,550
                                                                                                    ==============   ==============

LIABILITIES
  Policyholder liabilities:
    Future policy benefits (includes liabilities carried at fair value of $3,906 and $3,125 in
      2014 and 2013 respectively)                                                                   $       25,597   $       13,799
    Outstanding claims and losses (includes liabilities carried at fair value of $43 and $24 in
      2014 and 2013, respectively)                                                                             262              164
    Contractholder deposit funds and other policy liabilities (includes liabilities carried at
      fair value of $190 and $121 in 2014 and 2013, respectively)                                            3,823            4,105
                                                                                                    --------------   --------------
      Total policy liabilities and accruals                                                                 29,682           18,068
                                                                                                    --------------   --------------
  Notes payable and accrued interest- affiliate                                                                302               --
  Derivative instruments payable                                                                               220              333
  Collateral on derivative instruments                                                                         145               44
  Securities sold under agreements to repurchase                                                               381              621
  Accrued expenses and other liabilities (includes $24 and $4 related to variable interest
    entities in 2014 and 2013, respectively)                                                                   309              213
  Reinsurance payable                                                                                        5,357            5,806
  Separate account liabilities                                                                               5,037            3,403
                                                                                                    --------------   --------------
      Total liabilities                                                                                     41,433           28,488
                                                                                                    ==============   ==============

Commitments and contingencies (Note 17)

SHAREHOLDER'S EQUITY AND NONCONTROLLING INTEREST
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                                   $            3   $            3
  Additional paid-in capital                                                                                 1,039              815
  Accumulated other comprehensive income                                                                       547              202
  Retained earnings                                                                                            246               42
  Noncontrolling interests                                                                                      48               --
                                                                                                    --------------   --------------
      Total shareholders' equity                                                                             1,883            1,062
                                                                                                    --------------   --------------
      Total liabilities and shareholders' equity                                                    $       43,316   $       29,550
                                                                                                    ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED            2012
--------------------------------------------------------------------------------  --------------   --------------   --------------
REVENUES
  Premiums                                                                        $          143   $           62   $           44
  Insurance and investment product fee income                                                963              349              205
  Net investment income                                                                    1,149              288              235
  Net realized investment gains
    Total other-than-temporary impairment losses                                              --               --               --
    Portion recognized in other comprehensive income                                          --               --               --
                                                                                  --------------   --------------   --------------
      Net other-than-temporary impairment losses recognized in earnings                       --               --               --
      Net realized capital gains, excluding net other-than-temporary impairment
        losses recognized in earnings                                                        153              147               85
                                                                                  --------------   --------------   --------------
  Total net realized investment gains                                                        153              147               85
  Other income                                                                                43               29               20
                                                                                  --------------   --------------   --------------
    Total revenues                                                                         2,451              875              589
                                                                                  --------------   --------------   --------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims and losses and loss adjustment expenses                          1,972              705              339
  Amortization of policy acquisition costs                                                   167               86               27
  (Gains)/losses on derivative instruments                                                  (421)             (40)             247
  Interest expenses                                                                           10               --               --
  Other operating expenses                                                                   425               69               70
                                                                                  --------------   --------------   --------------
    Total benefits, losses and expenses                                                    2,153              820              683
                                                                                  --------------   --------------   --------------
  Income before provision for income taxes and noncontrolling interests                      298               55              (94)
                                                                                  --------------   --------------   --------------

INCOME TAX EXPENSE/(BENEFIT)
  Current tax expense                                                                         94              268               74
  Deferred tax expense/(benefit)                                                              (1)            (253)            (112)
                                                                                  --------------   --------------   --------------
    Total income tax expense/(benefit)                                                        93               15              (38)

                                                                                  --------------   --------------   --------------
Net income/(loss), including noncontrolling interests                                        205               40              (56)
Less: Net income attributed to noncontrolling interests                                        1               --               --
                                                                                  --------------   --------------   --------------
Net income/(loss) attributable to the Company                                     $          204   $           40   $          (56)
                                                                                  ==============   ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS)

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED      2012
--------------------------------------------------------------------------------  --------------    ----------   ----------
Net income/(loss), including non-controlling interest                             $          205    $       40   $      (56)
                                                                                  --------------    ----------   ----------

Other comprehensive income/(loss), before tax:
   Net unrealized investment gains/(losses):
   Unrealized investment gains/(losses) for the period on unimpaired
      available-for-sale Securities (noncredit portion)                                      905          (100)         541
   Reclassification adjustment for (gains)/losses included in net income                    (166)         (120)         (96)
                                                                                  --------------    ----------   ----------
   Net unrealized investment gains/(losses) on available-for-sale securities                 739          (220)         445
   Unrealized investment gains/(losses) for the period on other invested assets                3            --           --
   Reclassification adjustment for (gains)/losses included in net income                      (3)           --           --
                                                                                  --------------    ----------   ----------
      Net unrealized investment gains/(losses) on other invested assets                       --            --           --
                                                                                  --------------    ----------   ----------
         Total                                                                               739          (220)         445

Unrealized losses on pension plans                                                            (1)           --           --

Net adjustments to amortization due to unrealized gains/(losses):
   Deferred policy acquisition costs                                                         (38)           33          (32)
   Sales inducement costs                                                                     (5)           --           --
   Value of business acquired                                                               (134)            9           (5)
   Annuity and life reserves                                                                 (95)           --           --
   Unearned revenues                                                                          77            --           --
                                                                                  --------------    ----------   ----------
      Total                                                                                 (195)           42          (37)
                                                                                  --------------    ----------   ----------
Other comprehensive income/(loss) before taxes                                               543          (178)         408

Less: Income tax expense/(benefit) related to:
   Net unrealized investment gains/(losses)                                                 (263)           77         (156)
   Net adjustments to amortization due to unrealized gains/(losses)                           70           (15)          13
                                                                                  --------------    ----------   ----------
      Total                                                                                 (193)           62         (143)
Other comprehensive income/(loss), net of taxes                                              350          (116)         265
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss)                                                            555           (76)         209
   Less: noncontrolling interests(1)                                                           6            --           --
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss) attributable to the Company                     $          549    $      (76)  $      209
                                                                                  ==============    ==========   ==========

----------
     (1) Represents net income attributable to non-controlling interests of $1 million plus other comprehensive income to non-controlling interests of $5 million.

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                     ACCUMULATED OTHER               TOTAL COMPANY                       TOTAL
                         COMMON      ADDITIONAL        COMPREHENSIVE     RETAINED     SHAREHOLDER'   NONCONTROLLING   SHAREHOLDERS'
(IN MILLIONS)            STOCK     PAID-IN CAPITAL     INCOME/ (LOSS)    EARNINGS        EQUITY         INTEREST         EQUITY
--------------------  ----------  ----------------  -------------------  ---------  --------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2011  $        3  $            717  $                53  $      93   $         866  $            --  $          866
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
Net loss                                                                       (56)            (56)              --             (56)
Other comprehensive
   income                                                           265         --             265               --             265
Dividend to
   shareholder                                (115)                            (35)           (150)              --            (150)
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2012  $        3  $            602  $               318  $       2   $         925  $            --  $          925
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income as
   revised                                                                      40              40               --              40
Other comprehensive
   income as
   revised                                                         (116)                      (116)              --            (116)
Capital contribution                           213                                             213               --             213
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31,
   2013 AS REVISED    $         3 $            815  $               202  $      42   $       1,062  $            --  $        1,062
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income                                                                     204             204                1             205
Other comprehensive
   income                                                           345                        345                5             350
Capital contribution                           224                                             224               42             266
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2014  $        3  $          1,039  $               547  $     246   $       1,835  $            48  $        1,883
                      ==========  ================  ===================  =========   =============  ===============  ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                             2014      REVISED        2012
------------------------------------------------------------------------------------   ----------  ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income/(loss), including non-controlling interests                              $      205  $       40   $      (56)
   Adjustments to reconcile net income to net cash provided by operating activities:
      Changes in fair value of trading fixed maturities and equity securities                 (81)         45          (22)
      Net realized investment gains                                                          (153)       (148)         (85)
      Non cash derivative activity                                                           (181)        480          366
      Non cash reinsurance recapture gain                                                      --        (122)          --
      Net accretion and amortization on investments                                          (267)       (181)         (93)
      Net amortization and depreciation                                                        93          89           27
      Interest credited to contractholder deposit funds and trust instruments supported
      by funding obligations                                                                  321         113           89
      Deferred federal income tax                                                             (1)        (295)         (58)
      Change in premiums and notes receivable, net of reinsurance premiums payable           (527)       (643)         (93)
      Change in deferred acquisition costs                                                   (360)        (21)          --
      Change in accrued investment income                                                      11          17           (3)
      Change in policy liabilities and accruals, net                                        1,914         304         (109)
      Change in reinsurance receivable and modified coinsurance                               101         559          195
      Change in accrued expenses and other liabilities                                         87         315          (22)
      Other, net                                                                               73          --           13
                                                                                       ----------  ----------   ----------
         Net cash provided by operating activities                                          1,235         552          149
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals of available-for-sale fixed maturities                        7,964       6,220        3,523
      Proceeds from maturities of available-for-sale fixed maturities                         145          76           41
      Proceeds from disposals of trading fixed maturities                                     260         329           93
      Proceeds from maturities of trading fixed maturities                                      2          13            5
      Proceeds from mortgages sold, matured or collected                                      135         135           43
      Proceeds from disposals of equity securities                                             48          --           --
      Proceeds from disposals of other investments                                            241         507          536
      Reinsurance transactions, net of cash acquired                                           99         169          698
      Contribution of insurance companies                                                    (505)          -            -
      Purchase of available-for-sale fixed maturities                                     (11,065)     (5,545)      (3,696)
      Purchase of trading fixed maturities                                                   (220)       (330)         (70)
      Purchase of mortgages                                                                  (211)       (115)          --
      Purchase of equity securities                                                           (56)         --           --
      Other investing activities, net                                                        (372)     (1,207)        (627)
                                                                                       ----------  ----------   ----------
         Net cash (used in)/provided by investing activities                               (3,535)        252          546
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
      Settlement of repurchase agreements                                                  (3,886)     (1,957)        (694)
      Proceeds from issuance of repurchase agreements                                       3,646       2,463          709
      Deposits from contractholder deposit funds                                            3,425           -           --
      Withdrawals from contractholder deposit funds                                        (1,309)       (794)        (410)
      Issuance of surplus note to parent                                                      300          --           --
      Capital redemption to parent                                                            (8)          --           --
      Capital contribution                                                                    162          --           --
      Dividends to shareholders                                                                --        (150)        (160)
                                                                                       ----------  ----------   ----------
         Net cash used in financing activities                                             (2,330)       (438)        (555)
                                                                                       ----------  ----------   ----------

         Net change in cash and cash equivalents                                               30         366          140
         Cash and cash equivalents, beginning of period                                       984         618          478
                                                                                       ----------  ----------   ----------
         Cash and cash equivalents, end of period                                      $    1,014  $      984   $      618
                                                                                       ==========  ==========   ==========

      Income taxes paid                                                                $      (36) $      (71)  $      (74)
      Interest paid                                                                    $       (7) $       --   $       --

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

Commonwealth Annuity and Life Insurance Company (collectively with its subsidiaries, "the Company") is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts. The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products. In October 2013, the Company completed its acquisition of Aviva USA's life insurance business, which is now known as Accordia Life and Annuity Company ("Accordia'). Accordia is a stock life insurance company organized under the laws of the State of Iowa and is a wholly-owned subsidiary of the Company. Accordia markets and distributes indexed universal life, universal life and term life products. The Company also directly owns all of the outstanding shares of First Allmerica Financial Life Insurance Company ("FAFLIC"), a Massachusetts domiciled company that insures and reinsures run-off blocks of fixed annuities, traditional life insurance, universal and variable universal life insurance, group retirement products, variable annuities and an exited accident and health business.

On January 2, 2014, Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company and the Company's ultimate parent, acquired Forethought Financial Group, Inc. ("FFG"), a Delaware corporation and intermediate holding company of the Company, and its subsidiaries through a merger transaction. See Note 4 and 18 for additional information. FFG is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company ("FinCo"), a Delaware company. FinCo is a wholly-owned indirect subsidiary of GAFG. FFG sells a wide range of products including preneed and final expense life insurance, annuity and Medicare supplement insurance and life insurance products linked with prearranged funerals.

Immediately following the closing of the merger, FinCo effected, or caused its subsidiaries to effect, certain internal restructuring transactions with respect to the Company, FFG, Forethought Financial Services, Inc. ("FFSI"), a Delaware corporation and direct, wholly owned subsidiary of FFG, Forethought Life Insurance Company ("FLIC"), an Indiana domestic insurance company and a wholly owned subsidiary of FFSI, and Forethought National Life Insurance Company ("FNLIC"), a Texas domestic insurance company and a wholly owned subsidiary of FFSI. First, FFSI was converted to a limited liability company, Forethought Services LLC ("FSLLC"). Second, FFG caused FSLLC to dividend to FFG 95% of the capital stock of FLIC and 95% of the capital stock of FNLIC. Third, FinCo contributed to FFG 79% of the capital stock of the Company. Fourth, FFG contributed the 95% of FLIC capital stock and the 95% of FNLIC capital stock to the Company as repayment of 95% of an intercompany loan made to MARS Group Acquisition Corp. ("MARS"), a Delaware corporation and direct wholly-owned subsidiary of FinCo, prior to the merger in connection with the payment of the purchase price thereof. MARS was subsequently merged into FFG, with FFG as the surviving company. Lastly, FFG contributed the 79% of the Company's capital stock to FSLLC. As a result, FSLLC is a 79% direct owner and FFG an indirect owner of the Company (the remaining 21% of the Company's capital stock continues to be held by FinCo) and the Company is a 95% owner of FLIC and 95% owner of FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

1.   BUSINESS (CONTINUED)

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

 LEGAL/REGULATORY RISK

Legal/Regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating throughout the U.S., thus reducing its exposure to any single jurisdiction, by tracking and attempting to influence legal and regulatory initiatives, and by adopting policies designed to limit exposure to legal liability.

 CREDIT RISK

Credit risk is the risk that issuers of securities owned by the Company or mortgagors on residential and commercial mortgage loans owned by the Company will default or that other parties, including reinsurers which owe the Company money will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, maintaining credit and collateral posting and collection policies, and by providing valuation allowances for any amounts deemed uncollectible.

 INTEREST RATE RISK

Interest rate risk is the risk that interest rates will change and cause a potential mismatch in future cash flows from assets and liabilities. The Company mitigates this risk by attempting to match the cash flows of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets produce cash flows, an insurer may have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Most of the Company's products expose it to the risk that changes in interest rates will reduce its investment margin or "spread," or the difference between the amounts the Company is required to pay under the contracts and the rate of return it is able to earn on its investments intended to support obligations under the contracts. The Company's spread is a key component of its net income.

As interest rates decrease or remain at low levels, the Company may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, reducing its investment margin. Lowering interest crediting rates can help offset decreases in investment margins on some products. However, the Company's ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, the Company's spread could decrease or potentially become negative. The Company's expectation for future spreads is an important component in the amortization of deferred acquisition costs and value of business acquired, and significantly lower spreads may cause the Company to accelerate amortization, thereby reducing net income in the affected reporting period.

 MORTALITY RISK

Mortality risk is the risk that the Company's actual mortality experience will materially exceed the mortality we assumed when its products were originally priced. There are a large number of policies at small face amounts. This coupled with the homogeneity of the business written allows the Company to predict mortality risk with a relatively high degree of accuracy. Any random variation in experience is expected to be relatively small.

 DOWNGRADE RISK

Downgrade risk is the risk that the Company may be impacted due to adverse actions by rating agencies. The Company actively engages with the rating agencies throughout the year.

2.  BASIS OF PRESENTATION

The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), liabilities for future contract and policyholder benefits, other-than-temporary impairments ("OTTI") of investments and valuation allowance on deferred tax assets. Although these and other estimates and assumptions are based on the best available information, actual results could differ from those estimates.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

ACCOUNTING POLICY                                               NOTE
--------------------------------------------------------------------------
Financial Instruments                                       6, 7, 8 and 9
Valuation of Investments                                          9
Deferred Policy Acquisition Costs                                 13
Reinsurance                                                       14
Value of Business Acquired                                        13
Closed Blocks                                                     10
Intangible Assets                                                 19
Unearned Revenue Reserve                                          13
Variable Interest Entities                                  6, 8, 9 and 15
Income Taxes                                                      11
Policyholder Liabilities                                          5

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments. The Company separates its financial instruments into two categories: cash instruments and derivative contracts.

Cash instruments include U.S. government and federal agency obligations, asset backed, commercial and residential mortgage backed securities ("structured securities"), investment-grade corporate bonds, state, municipal and provincial obligations, mutual funds held in separate accounts, commercial mortgage loans and other non-derivative financial instruments.

Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter ("OTC") derivatives, or they may be listed and traded on an exchange ("exchange-traded").

The Company has entered into certain OTC derivatives, primarily equity put options, equity futures, swaps and interest rate swaptions, to manage certain equity market, credit and interest rate risk. These instruments do not qualify for hedge accounting and are carried at fair value with changes recorded in total net realized investment gains on the Consolidated Statements of Operations. The Company purchases call options to support its fixed index annuity products. The estimated fair values of options are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The Company purchases inflation swaps to hedge the inflation risk associated with certain preneed inflation-indexed policies. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations.

The Company trades equity and interest rate futures contracts pursuant to an investment management agreement with a subsidiary of GAFG's former parent company, Goldman Sachs Asset Management, L.P., as well as through third-party counterparties. These exchange-traded futures are traded through a regulated exchange and positions are carried at fair value with changes reported in Net realized investment gains in the Consolidated Statements of Operations. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk to the Company.

Depending on the nature of the derivative transaction, the Company maintains Credit Support Agreements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized. Derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. The accounting for changes in the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS (CONTINUED)

estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, management must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge, or a hedge of a net investment in a foreign operation.

The Company purchases equity futures to hedge the market risk associated with variable annuity guaranteed lifetime withdrawal benefits ("GLWBs") and guaranteed minimum death benefits ("GMDBs"). Equity futures are marked to market daily and changes in position are reflected in the Consolidated Statements of Operations as Net investment income.

Currency swaps are purchased by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reflected in Accumulated other comprehensive income in the Consolidated Balance Sheets.

The Company's investments in limited partnerships, private equity funds and hedge funds total $55 million and are carried at estimated fair value as Other invested assets in the Consolidated Balance Sheets. Changes in the fair value of private equity funds, hedge funds and affordable housing tax credit limited partnerships total $33 million and are reported as a component of Net investment income in the Consolidated Statements of Operations. Changes in the fair value of all other limited partnerships total $6 million and are reported in equity, net of deferred taxes.

See Notes 6, 7, 8 and 9 for additional information about investments, investment income and gains and losses and fair value measurements, respectively.

VALUATION OF INVESTMENTS

The Company accounts for its fixed maturity and equity security investments at fair value. Fixed maturities and equity securities may be classified as either available-for-sale ("AFS") or trading. AFS securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income ("AOCI"), a separate component of shareholders' equity. Trading securities are carried at fair value, with unrealized gains and losses reported in net investment income. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is included in Net investment income in the Consolidated Statements of Operations.

Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the mortgage loan portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors. See Note 6 for additional information on mortgage loans.

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations. Generally, interest is capitalized on the associated policy's anniversary date.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NON-TRADITIONAL LONG DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS, are reported as a component of revenues based upon specific identification of the investment assets sold. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under ASC 944-80 accrue to and are borne by the contractholder.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS (CONTINUED)

The Company recognizes OTTI for securities classified as AFS in accordance with ASC Topic 320, INVESTMENTS -- DEBT AND EQUITY SECURITIES. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and non-credit loss. Credit losses are charged to net realized investment losses and non-credit losses are charged to other comprehensive income in the Consolidated Balance Sheets.

The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds both historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-volume ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

The Company elects the fair value option on its equity securities with changes in fair value reported in Net investment income of the Consolidated Statements of Operations.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company also invests cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. None of these assets are restricted or segregated for specific business reasons. Cash and cash equivalents are recorded on the Consolidated Balance Sheet at cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DAC consists of commissions, ceding commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts. The Company also defers sales inducements generated by variable annuities that offer enhanced crediting rates or bonus payments.

Acquisition costs related to traditional life products are amortized in proportion to premium revenue recognized. Acquisition costs and sales inducements related to variable annuity products and universal life ("UL") and variable universal life ("VUL") insurance products are amortized in proportion to total estimated gross profits ("EGPs") from investment yields, hedges, mortality, net of reinsurance ceded, surrender charges and expense margins over the deemed economic life of the contracts. DAC and deferred sales inducements ("DSI") amortization on non-traditional products is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to the reinsurance of fixed annuities are amortized in proportion to the reduction in contractholder deposit funds.

The carrying amount of DAC is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about DAC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED

VOBA represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. VOBA is amortized over the life of the policies in relation to the emergence of EGP's from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins, and actual realized gains and losses on investments. The economic life of the UL and VUL block of policies is estimated at between 30 and 60 years, depending on product and is amortized accordingly. VOBA is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amount.

The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about VOBA.

UNEARNED REVENUE RESERVE AND UNEARNED FROND-END LOAD

The Company receives certain revenues from UL insurance products which are deferred to future periods. The amount deferred is equal to the excess of the revenue collected over the ultimate future level of these revenues. A liability for this unearned revenue is established and amortized consistently with the amortization of DAC on similar products.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. The unearned front-end load ("UFEL") is established to defer the recognition of this "front-end load". UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed.

The carrying amounts of unearned revenue reserve ("URR") and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about URR.

REINSURANCE

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes and are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible at December 31, 2014 and 2013, respectively. See Note 14 for additional information about reinsurance.

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE (CONTINUED)

The Company tests for potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be recoverable in accordance with ASC 360, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. The Company recognizes impairment losses only when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. In such cases, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and VUL insurance contractholders and certain pension funds. Assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of Insurance and investment product fee income in the Consolidated Statements of Operations. See Note 6 for further information about liabilities for minimum guarantees under ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS.

POLICYHOLDER LIABILITIES

Future policy benefits are liabilities for annuity, life and health insurance policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from
3.25 % to 11.25 % for annuities and from 2.5 % to 6.5 % for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards.

Liabilities for UL, VUL, fixed annuities and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative and surrender charges. UL and VUL fund balances are also assessed mortality charges. Liabilities for variable annuities include a reserve for GMDBs in excess of contract values. See Note 5 for additional information about liabilities for minimum guarantees.

For preneed contracts, the corresponding policyholder liability is deemed equal to the contract's statutory cash surrender value. This liability funds the guaranteed benefits under the policy. For preneed contracts with discretionary growth rates, the Company has established an additional reserve for these expected future discretionary benefits. For preneed contracts where the growth rates are based on an index, the Company sets up a separate liability for these benefits as well.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. Portions of EGP's are also used in the valuation of reserves for death and other insurance benefit features on variable annuity and other universal life type contracts. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves.

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and earnings on their fund balances as of the balance sheet date.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICYHOLDER LIABILITIES (CONTINUED)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

TRADITIONAL LIFE POLICIES

The Company has established liabilities for amounts payable under insurance policies, including traditional life insurance and term life insurance policies. Generally, liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block-of-business basis. For traditional long-duration insurance contracts, assumptions such as morality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefit liabilities for nonparticipating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2.0% to 7.5%.

   UNIVERSAL LIFE POLICIES

Future policy benefit reserves for fixed indexed universal life with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established at inception of the contract and is equal to the total account value less embedded derivative and accreted over the policy's life at a constant rate of interest. For the year ended December 31, 2014, interest credit rates for those products ranges from 2.0% to 5.0% for indexed universal life ("IUL").

The Company holds additional liabilities for its no lapse guarantees (associated with UL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1). See Note 5 for additional information around UL and IUL future policy benefit reserves.

   VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of no lapse guarantees. The Company holds additional liabilities for its no lapse guarantees (associated with VUL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   PRENEED POLICIES

The Company's preneed insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method be used. That accounting method establishes a liability for policy benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value.

The majority of the Company's preneed insurance contracts feature discretionary death benefit growth rates which are credited to policyholder account balances. The Company has the discretion to credit or not to credit, and to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as Future policy benefits on its Consolidated Balance Sheets.

The Company also has preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index ("CPI"), the CPI for All Urban Consumers in the Detroit-Ann Arbor- Flint area or Gross National Product Implicit Price Deflator.

   FINAL EXPENSE

The Company's final expense contracts are accounted for as traditional life insurance products. Policy benefit liabilities are developed using the net level premium method with assumptions for interest, mortality and voluntary terminations.

   MEDICARE SUPPLEMENTAL CONTRACTS

The Company's Medicare supplement insurance contracts are accounted for as long-duration health insurance products, with premium being recognized as revenue over the contract period in proportion to the insurance protection provided and claim costs being recognized when insured events occur.

   FIXED ANNUITIES

Future policy benefits reserves for fixed indexed annuities earning a fixed rate of interest and other certain other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

Future policy benefits reserves for certain assumed blocks of fixed deferred annuity products are accounted for as investment type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

Certain of the Company's fixed indexed annuity products enable the policyholder to allocate contract value between a fixed crediting rate and Standard & Poor's ("S&P") 500 Index options. These products are accounted for as investment-type contracts. Balances for the indexed account consist of a combination of underlying host contract and an embedded derivative value as prescribed by ASC 815-15. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest credited and decreases with guaranteed benefit payments to reach the guaranteed value (as adjusted) at projected maturity. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of this embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 indexes.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIXED ANNUITIES (CONTINUED)

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

   VARIABLE ANNUITIES

Variable annuity ("VA") contracts offered and assumed by the Company provide the holder with various combinations of GMDB, Guaranteed Minimum Income Benefits ("GMIB") and GLWB.

The liabilities for the VA/GMDB benefits are calculated by estimating the present value of death benefits in excess of account value over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GMIB benefits are calculated by estimating the present value of the excess of the projected annuitization value over the projected account value divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GLWB benefits contain an embedded derivative and are calculated by first deriving a premium ratio such that the estimated present value of GLWB rider fees times the premium ratio less the estimated present value of withdrawal benefits in excess of account values is zero at the end of the month following the month of issue (or purchase date for the corresponding purchase GAAP liabilities). This premium ratio determines the amount of fees attributable to the embedded derivative. The GLWB liability is the present value of future expected payments in excess of account value less the present value of assessed rider fees attributable to the embedded derivative.

   OTHER POLICY LIABILITIES

Outstanding claims and losses include amounts payable relating to in course of settlement ("ICOS") and incurred but not reported ("IBNR") claim liabilities. ICOS claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date.

IBNR claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined.

Changes in policy and contract claims are recorded in Policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME

Premium revenues for individual life insurance and individual and group annuity products, excluding UL and investment-related products, are earned when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims, amortization of VOBA, DAC, DSI and UFEL.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME (CONTINUED)

Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as DSI and amortized over the period benefited using the same assumptions used to amortize DAC. See Note 13 for additional information on DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. Rider fees for these benefits are included in Insurance and investment product fee income in the Consolidated Statements of Operations.

Revenues for insurance and investment products consist of administration and surrender charges assessed against the fund values. Those fees are included in Insurance and investment product fee income in the Consolidated Statements of Operations. Related benefit expenses include UL benefit claims in excess of fund values and net investment income credited to UL and fixed annuity fund values.

OTHER INCOME

Other income relates to the Company's non-life subsidiaries and is recognized when earned. Those incomes consists of reinsurance administration fees, lease income, 12B-1 revenue and management fees.

CLOSED BLOCKS

Through its subsidiaries, the Company has acquired several Closed Blocks comprised of participating life insurance policies and has elected the fair value option on these policies. All assets in the Closed Block will ultimately be paid out in policyholder benefits through policyholder dividends. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the closed block liabilities. The Company has also chosen the fair value option for determining the value of policy liabilities assumed on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of best estimate cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk margins were made to the discount rate so that the present value of the best estimate cash flows equaled the actuarial appraisal value on the acquisition date. The risk margins ranged from 1.69% to 13.28%. The discount rates equaled the December 31, 2014 implied forward treasury rates, plus the risk margin, plus a provision for non-performance risk. The provision for non-performance risk was 0.27%.

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

The Company's wholly-owned subsidiary, FAFLIC, established and began operating a FAFLIC Closed Block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in-force as of FAFLIC's demutualization on October 16, 1995.

The purpose of the FAFLIC Closed Block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. Unless the Commonwealth of Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the expiration of in-force Closed Block policies. FAFLIC allocated to the FAFLIC Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block, are reasonably sufficient to support the FAFLIC Closed Block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. FAFLIC expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the FAFLIC Closed Block will be set accordingly.

Although the assets and cash flow generated by the FAFLIC Closed Block inure solely to the benefit of the holders of policies included in the FAFLIC Closed Block, the excess of FAFLIC Closed Block liabilities over FAFLIC Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the FAFLIC Closed Block which may be recognized in income over the period the policies and contracts in the FAFLIC Closed Block remain in-force. In the event that the FAFLIC Closed Block's assets are insufficient to meet the benefits of the FAFLIC Closed Block's benefits, general assets of the Company would be utilized to meet the contractual benefits of the FAFLIC Closed Block's policyholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (CONTINUED)

The Company elected the fair value option to measure its FAFLIC Closed Block obligations. As approved by the Massachusetts Division of Insurance on August 1, 2013, CwA's dividend payable formulas are set by CwA's Board of Directors in the first quarter of the calendar year and payable on or about August 1st annually. A trading fixed maturity portfolio was established to support the FAFLIC Closed Block policy liabilities and match fair value asset and liability movements.

   INDIANAPOLIS LIFE INSURANCE COMPANY

The Company acquired a Closed Block of policies as part of the Accordia acquisition (See Note 1). The Indianapolis Life Insurance Company ("ILICO") Closed Block is comprised of participating individual life insurance policies. The ILICO Closed Block was established on September 18, 2000, pursuant to the Indy Life Plan of Conversion and operates in accordance with the Indy Life Closed Block Memorandum.

Insurance policies which had a dividend scale in effect as of the establishment date are included in the ILICO Closed Block. The ILICO Closed Block was designed to give reasonable assurance to owners of insurance policies included therein that assets would be available to maintain the dividend scales and interest credits in effect prior to the reorganization, if the experience underlying such scales and crediting continued. The assets, including related revenue, allocated to the ILICO Closed Block will accrue solely to the benefit of the policyholders included in the ILICO Closed Block until the ILICO Closed Block no longer exists.

The Company will continue to pay guaranteed benefits under all policies, including policies included in the ILICO Closed Block, in accordance with their terms. In the event that the ILICO Closed Block's assets were insufficient to meet the benefits of the ILICO Closed Block's guaranteed benefits, general assets would be utilized to meet the contractual benefits of the ILICO Closed Block's policyholders.

All assets in the ILICO Closed Block will ultimately be paid out in policyholder benefits. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the ILICO Closed Block liabilities. The full fair value liability of the ILICO Closed Block is the fair value of assets plus the present value of future commissions and expenses determined in the actuarial appraisal model.

Although the assets and cash flow generated by the ILICO Closed Block inure solely to the benefit of the holders of policies included in the ILICO Closed Block, the excess of ILICO Closed Block liabilities over ILICO Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the ILICO Closed Block which may be recognized in income over the period the policies and contracts in the ILICO Closed Block remain in-force.

The Company elected the fair value option on the ILICO Closed Block policies. Profitability attributable to the ILICO Closed Block is ultimately paid to the policyholders through dividends. Dividend payable formulas are set before the outset of the calendar year, and adverse investment performance does not change the dividend liability to the policyholders. A trading fixed maturity portfolio was established to support the ILICO Closed Block policy liabilities and match fair value asset and liability movements.

   AMERUS LIFE INSURANCE COMPANY

As part of the merger (See Note 1), the Company assumed certain obligations relating to a Closed Block of business originating from Aviva Life and Annuity Company, the successor to Amerus Life Insurance Company ("Amerus"). The Amerus Closed Block has been ceded to the Company on an excess of existing reinsurance basis. The only risk transferred to the Company as of the acquisition date is a tail risk that the assets in the Closed Block are insufficient to pay policyholder liabilities. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is determined equal to the present value of the expenses discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

See Note 10 for additional information about the Company's Closed Blocks.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

Certain of the Company's intangible assets are considered to have finite lives and are amortized over their estimated lives. Intangible assets are tested for recoverability whenever events occur or circumstances are indicative that an asset's carrying value may not be recoverable.

The indefinite life intangible assets, such as state licenses, are not subject to amortization, however, are assessed annually for impairment and more frequently if adverse events or changes in circumstances indicate that the asset may be impaired.

See Note 19 for additional information about intangible assets.

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the variable interest entity ("VIE") subsections of ASC 810, CONSOLIDATIONS. The Company analyzes each investment to determine whether it is a VIE, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on the qualitative and quantitative assessment. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. See Notes 6, 8,9 and 15 for additional information.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities. The Company reports interest expense related to income tax matters in federal income tax benefit and expense, and income tax penalties in Other operating expenses in the Consolidated Statements of Operations.

PURCHASE ACCOUNTING

The Company's merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The merger was subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. See Note 18 for additional information on the merger.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 FED FUNDS EFFECTIVE SWAP RATE

Effective July 1, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the U.S. Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

 RECLASSIFICATION OF ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)

Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires the Company to provide information about the amounts reclassified out of AOCI by component. In addition, the Company is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

 DISCLOSURES OF OFFSETTING BALANCE SHEET ITEMS

Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires the Company to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its consolidated financial statements to understand the effects of those arrangements on its financial position. The Company is required to disclose both gross information and net information about both instruments and transactions eligible for offset in the Consolidated Balance Sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

 CERTAIN OBLIGATIONS RESULTING FROM JOINT AND SEVERAL ARRANGEMENTS

In February 2013, the FASB issued an accounting standard that requires the Company to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date as the sum of: (i) the amount the Company agreed to pay on the basis of its arrangement among its co-obligors and (ii) any additional amount the Company expect to pay on behalf of its co-obligors. The Company adopted the standard on its required effective date of January 1, 2014. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR THE CUMULATIVE TRANSLATION ADJUSTMENT UPON DERECOGNITION OF AN INVESTMENT WITHIN A FOREIGN ENTITY OR OF AN INVESTMENT IN A FOREIGN ENTITY

In March 2013, the FASB issued an accounting standard addressing whether consolidation guidance or foreign currency guidance applies to the release of the cumulative translation adjustment into net income when a parent sells all or a part of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or net assets that are a business (other than a sale of in-substance real estate) within a foreign entity. The standard also resolves the diversity in practice for the cumulative translation adjustment treatment in business combinations achieved in stages involving foreign entities. Under the standard, the entire amount of the cumulative translation adjustment associated with the foreign entity should be released into earnings when there has been: (i) a sale of a subsidiary or group of net assets within a foreign entity and the sale represents a complete or substantially complete liquidation of the foreign entity in which the subsidiary or the net assets had resided; (ii) a loss of a controlling financial interest in an investment in a foreign entity; or (iii) a change in accounting method from applying the equity method to an investment in a foreign entity to consolidating the foreign entity. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 PRESENTATION OF UNRECOGNIZED TAX BENEFITS

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward. When the carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the Company does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the consolidated financial statements as a liability and will not be combined with the related deferred tax asset. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS

 RECLASSIFICATION OF RESIDENTIAL REAL ESTATE COLLATERALIZED CONSUMER MORTGAGE LOANS UPON FORECLOSURE

In January 2014, the FASB issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either: (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure; or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The standard is effective for interim and annual reporting periods beginning after December 15, 2014. The Company plans to adopt the standard on its required effective date of January 1, 2015 and does not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB issued Accounting Standards Update ("ASU") 2014-08:
Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) ("ASU 2014-08"). ASU 2014-08 provides updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or nonprofit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. ASU 2014-08 also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. ASU 2014-08 is effective prospectively for all disposals of components (or classification of components as held-for-sale) of an entity that occur within interim and annual periods beginning on or after December 15, 2014. The Company plans to adopt the standard on its effective date of January 1, 2015. The Company does not expect the adoption of the ASU 2014-08 to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, REVENUE FROM CONTRACTS WITH CUSTOMERS (TOPIC 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS AND DISCLOSURES

In June 2014, the FASB issued new guidance on transfers and servicing (ASU 2014-11, TRANSFERS AND SERVICING (TOPIC 860): REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS, AND DISCLOSURE), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS (CONTINUED)

 AFFORDABLE HOUSING

In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, INVESTMENTS - EQUITY METHOD AND JOINT VENTURES (TOPIC 323): ACCOUNTING FOR INVESTMENTS IN QUALIFIED AFFORDABLE HOUSING PROJECTS), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the Consolidated Statements of Operations as a component of income tax expense/(benefit). The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period to be treated as a performance condition. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company plans to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 MEASURING THE FINANCIAL ASSETS AND THE FINANCIAL LIABILITIES OF A CONSOLIDATED COLLATERALIZED FINANCING ENTITY

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively to all relevant prior periods presented starting with January 1, 2010 or through a cumulative effect adjustment to retained earnings at the date of adoption. The Company plans to adopt the standard on its required effective date of January 1, 2016 and is assessing the impact of the standard on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH (ASC 815)

In January 2014, the FASB issued ASU No. 2014-03, DERIVATIVES AND HEDGING (TOPIC
815): ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH. ASU No. 2014-03 addresses concerns of private company stakeholders by providing an additional hedge accounting alternative within Topic 815 for certain types of swaps that are entered into by a private company for the purpose of economically converting a variable-rate borrowing into a fixed-rate borrowing. This additional hedge accounting alternative acts as a practical expedient to qualify for cash flow hedge accounting under Topic 815 if certain conditions are met. ASU No. 2014-03 is effective for annual periods beginning after December 2014, and interim periods within annual periods beginning after December 15, 2015, with early adoption permitted. The Company does not expect the adoption of this new guidance to have a material impact on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

4.   SIGNIFICANT TRANSACTIONS

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED ACQUISITION

As described in Note 1 and further described in Note 18, GAFG acquired FFG through a merger transaction.

REINSURANCE TRANSACTIONS

Effective November 1, 2014, the Company entered into an amendment of a yearly renewable term ("YRT") reinsurance agreement with Swiss Re Life and Health America, Inc. and Lincoln National ("Reinsurers"). Under this amendment, the company received consideration of $99 million from the Reinsurers in exchange for increased reinsurance premium rates through December 31, 2022. The Company reported this transaction under ASC 944-20, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACT.

Effective July 1, 2014, the Company entered into multiple YRT reinsurance agreements to cede what was previously being ceded externally by Athene Holding Ltd. ("Athene"), a former parent of Accordia. There was no change in reinsurance risk to the Company; the contracts were novated from Athene to the Company. In addition, new YRT treaties were executed to reinsure policies issued since January 1, 2013 which were either reinsured by the Company from Athene or issued by Accordia effective May 1, 2014 as the Company began selling direct business.

5.   POLICYHOLDER LIABILITIES

PRENEED RESERVES

Policy reserves on the Company's preneed business are based on cash surrender values of issued policies. In addition, an additional insurance liability is established and adjusted at each reporting date where the recognized liability is equal to the present value of projected future benefits, including discretionary death benefit crediting to policies using current period discretionary death benefit crediting rates utilizing the following assumptions provided below:

     -    Credited Interest Rate - Based on the non-forfeiture rates of 3.0 to
          5.5 percent.
     -    Mortality - Based on the Company experience.
     - Death Benefit Inflation - The discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
     - Maintenance Expenses - Based on the Company experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

FUTURE POLICY BENEFITS

 GUARANTEED MINIMUM DEATH BENEFITS

The Company has issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following table summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes reinsurance assumed. However, the impact for certain blocks that have assumed modified coinsurance ("modco"), GMDB reserves and significant account values are negligible, therefore, are excluded from this table.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $      196   $      245
Acquisition                                  1
Provision for GMDB:

 GMDB expense incurred                      37           38
 Volatility (1)                              5          (31)
                                    ----------   ----------
                                            42            7
Claims, net of reinsurance:
 Claims from policyholders                 (39)         (52)
 Claims ceded to reinsurers                 28           37
                                    ----------   ----------
                                           (11)         (15)
GMDB reinsurance premium                   (32)         (41)
                                    ----------   ----------
Balance, at end of year             $      196   $      196
                                    ==========   ==========

----------
     (1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the contractholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 GUARANTEED MINIMUM DEATH BENEFITS (CONTINUED)

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2014 and 2013:

     - The projection model uses 500 stochastical scenarios with mean total return ranging from 2% per annum for money market funds to 4% per annum for bond fund to 8% for equities;
     - For equities, one factor local volatility lognormal model was used to generate index returns, whereas on the rates front one factor normal was used;
     - Equity implied volatilities by duration graded from OTC quotes on the front to historical volatilities on the back. For the year ended December 31, 2014, equity volatilities ranged from 11% to 27%, depending on index and term. For rates volatility, risk-neutrals volatilities were used;
     - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender. 20 years of mortality improvements, based on Scale G2, is assumed;
     - The partial withdrawal rate assumption varies by tax-qualified status and attained age. Total projected partial withdrawals are from 6% to 7% for all years.

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2014 and 2013. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)                           2014           2013
-------------------------------------------------------------------------   ------------   ------------
Net deposits paid
 Account value                                                              $      3,002   $      3,086
 Net amount at risk                                                         $          7   $          8
 Average attained age of contractholders                                              62             65
Ratchet (highest historical account value at specified anniversary dates)
 Account value                                                              $        637   $        618
 Net amount at risk                                                         $         32   $         35
 Average attained age of contractholders                                              69             69
Roll-up (net deposits accumulated at a specified rate)
 Account value                                                              $      1,391   $         31
 Net amount at risk                                                         $         21   $         15
 Average attained age of contractholders                                              63             81
Higher of ratchet or roll-up
 Account value                                                              $      2,266   $      2,239
 Net amount at risk                                                         $        734   $        810
 Average attained age of contractholders                                              76             76
Total of guaranteed benefits categorized above
 Account value                                                              $      7,296   $      5,974
 Net amount at risk                                                         $        794   $        868
 Average attained age of contractholders (weighted by account value)                  68             70
Number of contractholders                                                        116,588        118,531

 GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued variable annuity contracts with a GMIB feature. The GMIB liability as of December 31, 2014 was $3 million with no benefits paid for the year ended December 31, 2014. The GMIB liability as of December 31, 2013 was $3 million with a benefit paid of approximately $1 million for the year ended December 31, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

  GUARANTEED LIFETIME WITHDRAWAL BENEFITS

The Company has issued variable annuity contracts with a GLWB feature. The GLWB feature provides annuity contractholders with a guarantee stream of payments for life, once income is activated. The annual income amount is based on a percentage (usually 5%) times the contractual Benefit Base. The Benefit Base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GLWB benefits paid once the underlying account value has reached zero.

The reserve for the GLWB feature is a fair value calculation under ASC 815:

     - The reserve is based on projections run under a large number of stochastic scenarios;
     -    All underlying scenarios are generated using risk neutral assumptions;
     -    The mean of the projected returns are based on a risk free rate;
     -    Volatilities are based in market implied volatilities;
     - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's own credit risk.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $       --   $       --
Acquisitions                                 5           --
Provision for GLWB:
 GLWB expense incurred                      70           --
 Volatility (1)                             --           --
                                    ----------   ----------
                                            70           --
Claims, net of reinsurance:
 Claims from policyholders                  --           --
 Claims ceded to reinsurers                 --           --
                                    ----------   ----------
                                            --           --
GLWB reinsurance premium                    --
                                    ----------   ----------
Balance, at end of year             $       75   $       --
                                    ==========   ==========

  UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE

The majority of the business assumed from Aviva Life and Annuity Company and Aviva Life and Annuity Company of New York from the Accordia purchase is UL and IUL. The obligations of the Company relating to these policies are recorded in accordance with ASC 944, FINANCIAL SERVICES - INSURANCE. Certain UL policies include no lapse guarantee ("NLG") features, exhibiting a pattern of earnings of profits followed by losses. An additional reserve per ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES, has been recorded in connection with these guarantees. Also, certain IUL contracts are indexed to equity indices. The embedded derivative related to the index is bifurcated and valued per ASC 815-15, DERIVATIVES AND HEDGING -EMBEDDED DERIVATIVES.

ASC 815 requires that all derivative instruments be measured at fair value. Thus, any premiums allocated to indexed strategies are bifurcated into a host contract and an embedded derivative component, where the value of the embedded derivative ("VED") is fair valued. Policies are re-bifurcated at the end of each index period. The indexed business has index periods of either 5 or 6 years. One year strategies use a series of 5 one year periods and two years strategies have a series of 3 two year periods. As of each index period, the account value is projected to the end of the next index period assuming the future index credits return the amount spent. The account value is also projected to the end of the index period assuming policy interest guarantees. No policy deductions are used. The difference between the indexed accumulation and the guaranteed interest accumulation is determined at each policy anniversary until the end of the index period. These differences are discounted back to the current anniversary date to determine the VED. The discount rate equals the forward treasury curve plus an "own credit spread" reflecting the company's credit rating. The host contract is set equal to the policy's accumulated value less the VED. On each valuation date, the current market value of the index is projected forward to the end of the index period assuming future index credits return the amount that is spent. The host contract is accumulated to the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE (CONTINUED)

valuation date using an accrual rate sufficient to bring the host contract value to the guaranteed account value by the end of the index period. The ASC 815 reserve on the valuation date is equal to the VED plus the host contract value.

The reserve determined under ASC 944-20 is determined such that the reserve is built up with profits in the early years and released when earnings become negative. A stochastic Asset/Liability Model is used which incorporates the full inventory of assets and the NLG liabilities. 500 interest rate and equity return scenarios are generated using the Goldman Sachs rate generator. These interest rates are used to drive the yield on new investments, as well as dynamic lapse rates which vary based on the relationship between new money rates and current credited rates on the liabilities. All sources of policyholder revenue are used to develop the ASC 944 liability (full assessment approach). For each scenario, a benefit ratio is determined equal to the present value of future benefits due to the NLG feature divided the present value of future assessment. The discount rate used is the same as that used in the DAC calculation which is equal to the credited rate at the time the business was acquired by Accordia. The reserve is determined for any point in time equal to the accumulated value of the assessments times the benefit ratio less the accumulated value of the benefits paid due to the NLG feature. An average of the reserves over all scenarios is determined and used for the ASC 944 reserve.

The specific sources of revenue used in the determination of full assessments are cost of insurance, expense loads, surrender charges collected and investment margin (investment income less amounts credited to the account value).

The benefits taken into account in determining the benefit ratio are the death benefits paid after the account value becomes negative.

The following table shows the balances of the ASC 815 and 944 reserves reported in Future policy benefits on the Consolidated Balance Sheets:

FOR THE YEARS ENDED DECEMBER 31,                            2013 AS
(IN MILLIONS)                                 2014          REVISED
---------------------------------------   ------------   ------------
ASC 815 reserves - host contract          $      3,387   $      3,164
ASC 815 reserves - embedded derivatives   $        695   $        605
ASC 944 reserves                          $        815   $        587

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within recoverable from reinsurers. See
Note 14 for additional information about reinsurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES (CONTINUED)

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Account value                                  $         11             13
Range of guaranteed minimum return rates          2.8 - 3.5%     2.8 - 3.5%

Account balances of these contracts with guaranteed minimum returns were invested as follows:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Asset Type:
 Fixed maturities                              $         20             22
 Cash and cash equivalents                                4              1
                                               ------------   ------------
  Total                                        $         24             23
                                               ============   ============

6.   INVESTMENTS

FIXED MATURITIES

 AVAILABLE-FOR-SALE

The amortized cost and fair value for AFS fixed maturities were as follows:

                                                                 GROSS          GROSS
DECEMBER 31, 2014                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        193   $         24   $         --    $        217
States and political subdivision securities           1,677            239             --           1,916
Foreign government securities                             8              1             --               9
Emerging market securities                               29              3             --              32
Corporate fixed maturities                            7,933            567            (42)          8,458
Preferred stock                                           9              1             --              10
Structured securities                                11,406            459           (165)         11,700
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     21,255   $      1,294   $       (207)   $     22,342
                                               ============   ============   ============    ============

                                                                 GROSS          GROSS
DECEMBER 31, 2013                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        303   $          8   $        (39)   $        272
States and political subdivision securities           1,084             38            (31)          1,091
Foreign government securities                             7             --             (1)              6
Emerging market securities                               16             --             --              16
Corporate fixed maturities                            4,589             83            (65)          4,607
Structured securities                                 5,068            398            (39)          5,427
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     11,067   $        527   $       (175)   $     11,419
                                               ============   ============   ============    ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

  AVAILABLE-FOR-SALE (CONTINUED)

At December 31, 2014 and 2013, the amortized cost and fair value of the assets on deposit with various state and governmental authorities were $156 million and $132 million, and $184 million and $140 million, respectively.

The Company entered into various derivative and other arrangements that required assets, such as cash and fixed maturities, to be pledged or received as collateral. At December 31, 2014 and 2013, cash and fixed maturities held as collateral were $145 million and $44 million, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Structured securities are included in the category representing their contractual maturity.

The maturity distribution for AFS fixed maturity securities is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                  AMORTIZED COST           FAIR VALUE
--------------------------  --------------------   --------------------
Due in one year or less     $                  8   $                  1
Due after one year through
  five years                                 255                    254
Due after five years
  through ten years                        1,600                  1,637
Due after ten years                       19,392                 20,450
                            --------------------   --------------------
   Total AFS fixed
     maturities             $             21,255   $             22,342
                            ====================   ====================

MORTGAGE LOANS

The maturity distribution for mortgage loans is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                               CARRYING VALUE
---------------------------------------  --------------------
2015                                     $                 54
2016                                                       16
2017                                                      118
2018                                                       66
2019                                                      107
2020 and thereafter                                       884
                                         --------------------
   Total                                 $              1,245
                                         ====================

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay with or without prepayment, penalties and loans may be refinanced.

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears as of December 31, 2014 and 2013. The Company's ALLL was $3 million and $4 million as of December 31, 2014 and 2013, respectively.

The following summarizes our loan-to-value and average debt-service coverage ratios for our commercial mortgage loans as of December 31, 2014. The Mortgage Loan balance reported on the Company's Consolidated Balance Sheets includes these commercial mortgage loans along with the Company's $21 million investment in residential mortgage loans.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

MORTGAGE LOANS (CONTINUED)

                                                                PERCENTAGE OF COMMERCIAL       DEBT SERVICE COVERAGE
LOAN TO VALUE                            CARRYING VALUE             MORTGAGE LOANS                    RATIO
------------------------------------  --------------------   ----------------------------    ------------------------
70% and less                          $              1,143                           93.3%                       1.97
71% - 90%                                               82                            6.7%                       1.49
                                      --------------------   ----------------------------    ------------------------
   Total commercial mortgage loans    $              1,225                          100.0%                       1.94
                                      ====================   ============================    ========================

Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio.

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The following tables present the Company's mortgage loans by geographic region and property type.

CARRYING VALUE AS OF DECEMBER 31,
(IN MILLIONS)                                    2014             2013 AS REVISED
-----------------------------------------  ---------------    -----------------------
Pacific                                    $            329   $                   141
South Atlantic                                          230                       171
West South Central                                      208                        43
East North Central                                      141                       105
Middle Atlantic                                         139                        94
Mountain                                                111                       101
West North Central                                       44                        41
New England                                              35                        11
East South Central                                        8                        13
                                           ----------------   -----------------------
  Total by region                          $          1,245   $                   720
                                           ================   =======================

CARRYING VALUE AS OF DECEMBER 31,                        2013 AS
(IN MILLIONS)                           2014             REVISED
--------------------------------- ----------------   --------------
Office building                   $            368   $          200
Retail                                         358              214
Apartment                                      231              124
Warehouse                                      118               49
Industrial                                      81               90
Other commercial                                32                3
Medical/health care                             29               --
Residential                                     20               --
Hotel/motel                                      8                8
Mixed use                                       --               32
                                  ----------------   --------------
  Total by property type          $          1,245   $          720
                                  ================   ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENTS

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings on fixed maturity securities still held by the Company at December 31, 2014 and 2013, respectively, for which a portion of the OTTI losses were recognized in other comprehensive income:

(IN MILLIONS)                                                                                        2014               2013
---------------------------------------------------------------------------------------------   ----------------   ----------------
Balance, at beginning of year                                                                   $              4   $              4
   Additions:
     Initial impairments - credit loss OTTI recognized on securities not previously impaired                  --                 --
   Reductions:
     Due to sales (or maturities, pay downs or prepayments) during the period of securities
        previously credit loss OTTI impaired                                                                  --                 --
                                                                                                ----------------   ----------------
Balance, at end of year                                                                         $              4   $              4
                                                                                                ================   ================

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's AFS fixed maturities that have been continuously in an unrealized loss position.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2014                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   ----------------------
Investment grade fixed maturities (1):
   0-12 months                                                   $             48   $          2,003                       769
   Greater than 12 months                                                       4                191                       102
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $             52   $          2,194                       871
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $            145   $          4,962                       713
   Greater than 12 months                                                      10                205                        32
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                            155              5,167                       745
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            207   $          7,361                     1,616
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $0.4 million at December 31, 2014. The Company's intent is to hold the securities until anticipated recovery above book values.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2013                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   -----------------------
Investment grade fixed maturities
(1):
   0-12 months                                                   $            100   $          2,030                       380
   Greater than 12 months                                                      32                134                        16
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $            132   $          2,164                       396
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $             43   $          1,071                       155
   Greater than 12 months                                                      --                 --                        --
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                             43              1,071                       155
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            175   $          3,235                       551
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $69 million at December 31, 2013. The Company's intent is to hold the securities until anticipated recovery above book values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION (CONTINUED)

The Company's fixed maturity security portfolio includes securities with unrealized losses deemed to be temporary. The total unrealized loss on these securities is considered temporary due to the nature of interest rate fluctuations related to debt securities, the magnitude and duration of the unrealized losses and the fact that the Company has the ability and intent to hold these securities until they recover in value or, for debt securities, they mature.

VARIABLE INTEREST ENTITIES

ARC Rail was created solely for the purpose of acquiring and leasing railroad assets. As the primary beneficiary of the ARC Rail VIE, the Company consolidates the results. ARC Rail is carried at cost less accumulated depreciation and is included in Other assets on the Consolidated Balance Sheets.

ARC Finance VIE was created solely for the purpose of issuing notes backed by the cash flows of the underlying life settlement policies ("LS") and single premium immediate annuity ("SPIA") assets. As the primary beneficiary of the ARC Finance VIE, the Company consolidates the results. ARC Finance is included in Other invested assets on the Consolidated Balance Sheets.

The following presents the total assets and liabilities of the Company's VIEs as of December 31, 2014 and 2013:

                                 2014                                      2013
                 ---------------------------------------   ---------------------------------------
(IN MILLIONS)      TOTAL ASSETS      TOTAL LIABILITIES       TOTAL ASSETS      TOTAL LIABILITIES
---------------- ----------------   --------------------   ----------------   --------------------
ARC Rail         $             75   $                  1   $             82   $                  4
ARC Finance                   339                     23                391                     --
                 ----------------   --------------------   ----------------   --------------------
  Total          $            414                     24   $            473   $                  4
                 ================   ====================   ================   ====================

INVESTMENTS IN LIFE SETTLEMENT POLICIES

The Company's investments in LS are accounted for under the investment method. The following table presents additional information regarding the LS investments and expected duration at December 31, 2014.

                                                   NUMBER OF           CARRYING        DEATH BENEFIT
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)          CONTRACTS            VALUE              PAYOUT
----------------------------------------------  ----------------   ----------------   ----------------
2015 to 2018                                                   1   $              2   $              2
2019                                                           7                 22                 25
2020 and thereafter                                          147                373                403
                                                ----------------   ----------------   ----------------
   Total                                                     155   $            397   $            430
                                                ================   ================   ================

At December 31, 2014, the anticipated life insurance premiums required to keep the LS contracts in-force are $39 million in 2015 through 2017, $14 million in 2018 and $13 million in 2019. The anticipated LS premium payments are expected to be primarily funded by incoming SPIA payments tied to the same reference lives.

OTHER

The Company had no concentration of investments at fair value that exceeded 10% of shareholders' equity at December 31, 2014.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS

The Company manages its risk through the purchase of equity derivative put options, swaps and equity futures used to protect against increases in the GMDB liability in the event that the market declines; trading in interest rate derivatives to manage certain guaranteed crediting rate risks; and trading in credit derivatives to manage counterparty risk on reinsurance transactions. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objectives.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco basis. Under such arrangements, the ceding company owns the assets backing the liabilities and transfers the investment returns on the pool of assets to the reinsurer; the reinsurer records a modco loan receivable for the assets held by the ceding company. An embedded derivative exists because the arrangement exposes the reinsurer to third party credit risk.

The Company has fixed index annuity ("FIA") products that guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in the S&P 500 market index. FIA contracts are included in the annuity reserves liability and consist of embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index.

When FIA deposits are received, a portion of the deposit is used to purchase derivatives consisting of call and call spread options on the S&P 500 market index to fund the index credits due to FIA policyholders. The majority of all such call options are one year options purchased to match the funding requirements of the underlying policies. The call options are marked to fair value with the change in fair value included in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The change in fair value of derivatives includes the gains or losses recognized at the expiration of the option term and the changes in fair value for open positions. Contract holders may elect to rebalance index options at renewal dates. On the respective anniversary dates of the index policies, the index used to compute the annual index credit is reset and the Company purchases new call and call spread options to fund the next annual index credit. The Company manages the cost of these purchases through the terms of the FIA, which permit changes to caps, participation rates, and/or asset fees, subject to guaranteed minimums on each policy's anniversary date. By adjusting caps, participation rates, or asset fees, the company can generally manage option costs except in cases where the contractual features would prevent further modifications.

The Company shares in the economic performance of S&P call options used to hedge equity indexed life insurance contracts assumed through funds withheld reinsurance.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The fair value of the derivative assets and liabilities were as follows:

AS OF DECEMBER 31, 2014                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         41   $          --
 Equity market contracts                                          113              --
 Other futures and derivatives                                     96              --
 Embedded derivatives - modco loans and funds withheld             67             220
                                                         ------------   -------------
  Gross fair value of derivative contracts                        317             220
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,420
                                                         ------------
  Fair value included within total assets                $      1,737
                                                         ============
 Embedded derivative - IUL products                                               695
 Embedded derivative - annuity products                                           220
                                                                        -------------
  Fair value included within total liabilities                          $       1,135
                                                                        =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

AS OF DECEMBER 31, 2013                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         22   $          --
 Equity market contracts                                           23              --
 Other futures and derivatives                                     34               5
 Embedded derivatives - modco loans                                97             328
                                                         ------------   -------------
  Gross fair value of derivative contracts                        176             333
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,266
                                                         ------------
  Fair value included within total assets                $      1,442
                                                         ============
 Embedded derivative - IUL products                                               587
 Embedded derivative - annuity products                                            --
                                                                        -------------
  Fair value included within total liabilities                          $         920
                                                                        =============

Change in fair value of derivatives is affected by the performance of the indices on which the options are based and the aggregate cost of options purchased.

Actual amounts credited to policyholder account balances may be less than the index appreciation due to contractual features in the policies which allows management of the cost of the options purchased to fund the annual index credits. The change in fair value of derivatives is also influenced by the aggregate cost of options purchased. The aggregate cost of options has increased primarily due to an increased amount of fixed index annuities in force. The aggregate cost of options is also influenced by the amount of policyholder funds allocated to the various indices and market volatility which affects option pricing.

The Company's strategy attempts to mitigate any potential risk of loss under these agreements through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these options have been purchased from nationally recognized financial institutions with a Moody's/S&P credit rating of A or higher.

As previously mentioned, the Company has preneed policies (approximately $253 million in reserves) with crediting rates tied to inflation as measured by the CPI, the CPI for All Urban Consumers in the Detroit-Ann Arbor-Flint area, or Gross National Product Implicit Price Deflator. The Company has entered into a series of inflation swaps to hedge the inflation risk associated with these inflation-indexed policies. Within the swap structure the Company has agreed to pay fixed CPI in return for floating CPI. The gain or loss on the cash flow hedge is reported as a component of (Gains)/losses on derivative instruments in the Consolidated Statements of Operations. Net losses related to changes in the fair value of the swaps were $11 million for the year ended December 31, 2014. These amounts were substantially offset by a corresponding change in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

Derivative gains and losses for the years ended December 31, 2014, 2013 and 2012 are reported as follows:

                                                                                  2014           2013           2012
                                                                              ------------   ------------   ------------
DERIVATIVE CONTRACTS                 LOCATION OF (GAINS)/LOSSES RECOGNIZED        AMOUNT OF (GAINS)/LOSSES RECOGNIZED
(IN MILLIONS)                              IN INCOME ON DERIVATIVES                    IN INCOME ON DERIVATIVES
--------------------------------   ----------------------------------------   ------------------------------------------
Equity and interest rate futures   Net realized investment (gains)/losses     $        (27)  $        (15)  $          2
Foreign currency forwards          Net realized investment (gains)/losses                1              2             --
                                                                              ------------   ------------   ------------
                                                                                       (26)           (13)             2
GMDB product derivatives           (Gains)/losses on derivative instruments   $       (168)  $        249   $        119
Equity index options               (Gains)/losses on derivative instruments           (216)            --             --
Embedded derivatives - modco and
 funds withheld                    (Gains)/losses on derivative instruments            (42)          (295)           128
Swap/option                        (Gains)/losses on derivative instruments              5              6             --
Future                             (Gains)/losses on derivative instruments             --             --             --
                                                                              ------------   ------------   ------------
                                                                                      (421)           (40)           247
                                                                              ------------   ------------   ------------
 Total derivative (gains)/losses                                              $       (447)  $        (53)  $        249
                                                                              ============   ============   ============

8.   INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2013 AS
(IN MILLIONS)                                                       2014         REVISED          2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities - interest and other income                    $      1,095   $        481   $        301
Fixed maturities - change in fair value on trading securities             83            (47)            22
Mortgage loans                                                            65             20              9
Policy loans                                                              44             27             21
Modified coinsurance interest income                                      77             79             66
Funds withheld interest income                                           161             --             --
Other                                                                      2              2             18
                                                                ------------   ------------   ------------
 Gross investment income                                               1,527            562            437
  Less: modified coinsurance interest expense                            (79)          (138)          (138)
  Less: funds withheld interest expense                                 (263)          (115)           (54)
  Less: funds withheld policy loan interest                               (5)            (4)            --
  Less: Investment expenses                                              (31)           (17)           (10)
                                                                ------------   ------------   ------------
 Net investment income                                          $      1,149   $        288   $        235
                                                                ============   ============   ============

The Company had no fixed maturities on non-accrual status at December 31, 2014 or 2013. The Company had no fixed maturities which were non-income producing at December 31, 2014 or 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

8.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized gains/(losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
AFS fixed maturities (1)                                        $        174   $        120   $         95
Trading fixed maturities                                                   1             15             (5)
Other investments                                                        (22)            12             (5)
                                                                ------------   ------------   ------------
 Net realized investment gains                                  $        153   $        147   $         85
                                                                ============   ============   ============

----------
     (1)  The Company had no OTTI in 2014.

The proceeds from voluntary sales of AFS fixed maturities and the gross realized gains and losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities:
 Proceeds from voluntary sales                                  $      6,680   $      4,563   $      3,523
 Gross gains                                                             199            127             28
 Gross losses                                                             32             29              5

9.     FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest Level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Inputs are unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2 Inputs to valuation techniques are observable either directly or indirectly.

Level 3 One or more inputs to valuation techniques are significant and unobservable.

The following tables set forth by level within the fair value hierarchy financial assets and liabilities accounted for at fair value under ASC 820 as of December 31, 2014 and 2013. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2014
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $          76   $         141   $          --   $        217
  States and political subdivision securities                      --           1,916              --          1,916
  Foreign government securities                                    --               9              --              9
  Emerging market securities                                       --              32              --             32
  Corporate fixed maturities                                       --           8,413              45          8,458
  Preferred stock                                                  --              10              --             10
                                                        -------------   -------------   -------------   ------------
  Structured securities                                            --          11,700              --         11,700
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                      76          22,221              45         22,342
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   7               2              --              9
  States and political subdivision securities                      --              69              --             69
  Corporate fixed maturities                                       --           1,005              --          1,005
  Structured securities                                            --             225              --            225
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   7           1,301              --          1,308
                                                        -------------   -------------   -------------   ------------
 Equity securities                                                 --               8              25             33
 Other loans                                                       --              --              22             22
 Derivative instruments receivable
  Interest rate contracts                                          --              41              --             41
  Equity market contracts                                           6             107              --            113
  Futures contracts                                                95              --              --             95
  Currency contracts                                               --               1              --              1
  Embedded derivatives - modco loans                               --              --              67             67
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                        101             149              67            317
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        5,037              --              --          5,037
 Funds withheld reinsurance receivable                             --           1,420              --          1,420
 Limited partnerships                                              --              55              --             55
 Mortgage loans                                                    --              32              --             32
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       5,221   $      25,186   $         159   $     30,566
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             655            655
 ILICO Closed Block policy liabilities                             --              --             829            829
 Amerus Closed Block policy liabilities                            --              --              75             75
 Embedded derivative - funds withheld                              --              --             112            112
 Embedded derivative - IUL product                                 --              --             695            695
 Embedded derivative - annuity products                            --              --             220            220
 Policyholder liabilities                                          --              --           1,665          1,665
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $          --   $          --   $       4,251   $      4,251
                                                        =============   =============   =============   ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2013 AS REVISED
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $         221   $          51   $          --   $        272
  States and political subdivision securities                      --           1,091              --          1,091
  Foreign government securities                                    --               6              --              6
  Emerging market securities                                       --              16              --             16
  Corporate fixed maturities                                       --           4,607              --          4,607
  Structured securities                                            --           5,427              --          5,427
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                     221          11,198              --         11,419
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   6              --              --              6
  States and political subdivision securities                      --              88              --             88
  Corporate fixed maturities                                       --             945              --            945
  Structured securities                                            --             234              --            234
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   6           1,267              --          1,273
                                                        -------------   -------------   -------------   ------------

 Other loans                                                       --              --              --             --
 Derivative instruments receivable
  Interest rate contracts                                          --              22              --             22
  Equity market contracts                                          --              23              --             23
  Futures contracts                                                34              --              --             34
  Embedded derivatives - modco loans                               --              --              97             97
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                         34              45              97            176
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        3.403              --              --          3,403
 Funds withheld reinsurance receivable                             --           1,266              --          1,266
 Mortgage loans                                                    --              30              --             30
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       3,664   $      13,806   $          97   $     17,567
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             638            638
 ILICO Closed Block policy liabilities                             --              --             823            823
 Amerus Closed Block policy liabilities                            --              --              83             83
 Embedded derivative - IUL product                                 --              --             605            605
 Foreign currency contracts                                         5              --              --              5
 Embedded derivative - funds withheld                              --              --              97             97
 Embedded derivative                                               --             231                            231
 Policyholder liabilities                                          --              --           1,121          1,121
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $           5   $         231   $       3,367   $      3,603
                                                        =============   =============   =============   ============

CASH INSTRUMENTS

The Company's cash instruments are generally classified within Level 1 or Level 2, except for insurance liabilities which are classified within Level 3.

 LEVEL 1 CASH INSTRUMENTS

Level 1 cash instruments include U.S. Treasury, government and agency guaranteed fixed maturity securities, foreign government securities, short term money market securities and mutual funds held in separate accounts. Level 1 instruments are valued using quoted market prices for identical unrestricted instruments in active markets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 2 CASH INSTRUMENTS

Level 2 cash instruments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 cash instruments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 instruments.

     LEVEL 3 CASH INSTRUMENTS

Level 3 cash instruments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of instrument.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE CONTRACTS

     LEVEL 1 DERIVATIVE CONTRACTS

Level 1 derivatives include exchange-traded futures as they are actively traded and are valued at their quoted market price.

     LEVEL 2 DERIVATIVE CONTRACTS

Level 2 derivatives include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative contracts are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

INTEREST RATE DERIVATIVES. Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

FOREIGN CURRENCY DERIVATIVES. Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally transparent.

EQUITY MARKET DERIVATIVES. Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

CREDIT DERIVATIVES. Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 3 DERIVATIVE CONTRACTS

Level 3 derivatives include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as explained in detail below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

FAIR VALUE OF OTHER ASSETS AND LIABILITIES

     SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective financial instruments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities.

                                 LEVEL 3 ASSETS                                              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                       AS OF DECEMBER 2014         VALUATION TECHNIQUES AND             INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL ASSETS                 (IN MILLIONS)        SIGNIFICANT UNOBSERVABLE INPUTS                   DECEMBER 2014
----------------------------  -------------------  -------------------------------------   ----------------------------------------
Corporate fixed maturities           $45           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Equity securities                    $25           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Other loans                          $22           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Embedded derivatives -               $67           Discounted cash flows                   Discounted cash flows
modco loans                                         - Duration/Weighted                     - 0.1 to 25.3 (weighted average
                                                      Average Life                            is 8.2)
                                                    - Contractholder persistency            - 7.33% to 11.48% (weighted
                                                                                               average is 8.96%)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                   LEVEL 3
                              LIABILITIES AS OF        VALUATION TECHNIQUES AND              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                         DECEMBER 2014          SIGNIFICANT UNOBSERVABLE              INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL LIABILITIES            (IN MILLIONS)                 INPUTS                                   DECEMBER 2014
----------------------------  -----------------  -------------------------------------   -----------------------------------------
FAFLIC Closed Block policy           $655        Discounted cash flows                   Discounted cash flows
liabilities                                       - Mortality rates                       - 3% to 8%
                                                  - Lapse rates                           - 2% to 4%

ILICO Closed Block policy            $829        Fair value of closed block              The range of expenses is $60 - $100 per
liabilities                                      assets plus present value of            policy. The weighted average is $78 per
                                                 expenses paid from the open             policy increased by inflation plus an
                                                 block plus the cost of capital          additional $72/policy to cover conversion
                                                 held in support of the                  costs in the two years following
                                                 liabilities. Unobservable               acquisition. The risk margin is 1.96% of
                                                 inputs are a market                     the liability. The cost of capital is
                                                 participant's view of the               13.8%.
                                                 expenses, a risk margin on the
                                                 uncertainty of the level of
                                                 expenses, and a cost on the
                                                 capital held in support of the
                                                 liabilities.

Amerus Closed Block policy           $75         Present value of expenses paid          The range of expenses is $60 - $100 per
liabilities                                      from the open block plus the            policy. The weighted average is $80 per
                                                 cost of capital held in                 policy increased by inflation plus an
                                                 support of the liabilities.             additional $72/policy to cover conversion
                                                 Unobservable inputs are a               costs in the two years following
                                                 market participant's view of            acquisition. The risk margin is 13.55% of
                                                 the expenses, a risk margin on          the liability. The cost of capital is
                                                 the uncertainty of the level            13.8%.
                                                 of expenses, and a cost of
                                                 capital on the capital held in
                                                 support of the liabilities.

Embedded derivatives -               $112        Discounted cash flows                   Discounted cash flows
funds withheld                                    - Duration/Weighted                     - 0.1 to 25.3 (weighted average is 8.2)
                                                    Average Life
                                                  - Contractholder                        - 7.33% to 11.48% (weighted average
                                                    persistency                             is 8.96%)

Embedded derivative - IUL            $695        ASC 815. Policy persistency is          Lapse rate is 2.5%.
product                                          the significant unobservable
                                                 input.

Embedded derivative -                $220        ASC 815. Policyholder behavior          Utilization weighted average is 3.35%.
annuity products                                 is the significant                      Lapse weighted average is 3.92%.
                                                 unobservable input including
                                                 utilization and lapse.

Policyholder liabilities            $1,665       Present value of best estimate          The weighted average risk margin is 0.11%.
assumed                                          liability cash flows.
                                                 Unobservable inputs include a
                                                 market participant view of the
                                                 risk margin included in the
                                                 discount rate which reflects
                                                 the riskiness of the cash
                                                 flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

Listed below explains the reasons of unobservability input for certain assets and liabilities.

LIMITED PARTNERSHIPS

Investments in certain limited partnerships such as mezzanine funds and private equity funds do not have a readily available determinable fair value. The Company values them using net asset value information provided by the general partner or manager of the investments. Since these valuations have significant unobservable inputs, they are generally included in Level 3 securities. Investments in other types of limited partnerships such as hedge funds where the underlying investments are generally liquid and have securities where the inputs are observable are included in Level 2 securities.

EMBEDDED DERIVATIVES -INDEXED UNIVERSAL LIFE PRODUCT

The Company has an embedded derivative liability related to fixed IUL policies where the returns are linked to the performance of a specified market index, subject to participation rates and caps. The Company participates in the economics of call options as discussed in Note 7. The change in the fair value of the embedded derivative is linked to the performance of the equity option.

EMBEDDED DERIVATIVES - ANNUITY PRODUCTS

See Note 7 for a discussion of the fair value of the Company's embedded derivatives on FIA product. The fair values of the Company's annuity contracts are estimated based on the contracts' cash surrender values and fair value of embedded derivatives. Given significant unobservable inputs are used to value these financial instruments, they are included in Level 3.

EMBEDDED DERIVATIVES - MODCO LOANS AND FUNDS WITHHELD

These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

CLOSED BLOCK POLICY LIABILITIES

Through its subsidiaries, the Company operates several closed blocks. The Company elected to account for these closed blocks under the fair value option. By utilizing market participant assumptions, the Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

     FAFLIC CLOSED BLOCK POLICY LIABILITIES

The fair value of the FAFLIC Closed Block policy liabilities is calculated as the sum of the fair value of FAFLIC Closed Block assets, an adjustment to the fair value of FAFLIC Closed Block assets for non-performance risk, fair value of the FAFLIC Closed Block maintenance expenses and a risk margin based on the cost of holding capital to back the FAFLIC Closed Block.

The estimated fair value for the provision for maintenance expense is determined by calculating the annual cost associated with administering the applicable policies, including servicing costs as well as provisions for overhead, both adjusted for inflation. The annual cost is discounted at a fair value rate, approximating risk free, with a provision for non-performance risk.

The estimated fair value of the provision for cost of capital is determined by calculating an annual cost inherent in having to hold risk capital to back the business. This amount is generally determined by using standard regulatory metrics to determine how much capital should be held. The amount of capital held is reduced by the net investment income that would be earned from the assets backing the capital. The annual cost is discounted at a rate determined to approximate a market participant's hurdle rate.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

FAFLIC CLOSED BLOCK POLICY LIABILITIES (CONTINUED)

As the liability cash flows in total are based on the asset cash flows, the basic value of the liabilities is equal to the fair value of the FAFLIC Closed Block assets. By utilizing market participant assumptions, the FAFLIC Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

ILICO AND AMERUS CLOSED BLOCK POLICY LIABILITIES

The Company elected the fair value option on the ILICO Closed Block insurance policies. The fair value of the ILICO Closed Block liability is calculated using the fair value of the assets supporting the Closed Block plus the present value of expected future commissions and expenses calculated in an actuarial appraisal model.

The Company assumed certain obligations relating to a Closed Block of business originating from Amerus. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is calculated equaling the present value of the projected expenses, discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

POLICYHOLDER LIABILITIES ASSUMED

The Company has chosen the fair value option for determining the value of policy liabilities reinsured on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of risk adjusted cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk adjustments were made to the mortality, persistency, and expense assumptions so that the present value of the risk adjusted cash flows equaled the actuarial appraisal value on the acquisition date. The present value uses a fair value rate, approximating a risk-free rate, with a provision for non-performance risk. By utilizing market participant assumptions, the funds withheld policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

TRANSFERS INTO OR OUT OF LEVEL 3:

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the year ended December 31, 2014 and 2013. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as at December 31, 2014 and at December 31, 2013.

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                   BALANCE, AT        NET         STILL HELD AT
YEAR ENDED DECEMBER 31,             BEGINNING       REALIZED           THE                             TRANSFERS        BALANCE,
2014                               OF YEAR AS        GAINS/         REPORTING                           TO/FROM         AT END OF
(IN MILLIONS)                        REVISED        (LOSSES)          DATE          SETTLEMENTS         LEVEL 3           YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Fixed maturities

      Corporate securities       $           --  $          --  $             --  $            45  $             --  $           45
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total AFS fixed maturities                --             --                --               45                --              45
   Equity securities                         --             --                --               16                 9              25
   Other loans                               --             --                --               22                --              22
   Derivative contracts
      Embedded derivative -
         modco loans                         97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           97  $          --  $            (30) $            83  $              9  $          159
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    638             (9)               26               --                --             655
   ILICO Closed Block
      policy liabilities                    823             --                 6               --                --             829
   Amerus Closed Block
      policy liabilities                     83             --                (8)              --                --              75
   Embedded derivatives
      - funds withheld                       97             --                15               --                --             112
      - IUL product                         605             --                90               --                --             695
      - annuity products                     --             62                --               29               129             220
   Policyholder liabilities               1,121             --               340               --               204           1,665
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $        3,367  $          53  $            469  $            29  $            333  $        4,251
                                 ==============  =============  ================  ===============  ================  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                                     NET          STILL HELD AT                        TRANSFERS
YEAR ENDED DECEMBER 31,            BALANCE, AT     REALIZED            THE                              TO/FROM         BALANCE,
2013 AS REVISED                     BEGINNING       GAINS/          REPORTING                         LEVEL 3 AS       AT END OF
(IN MILLIONS)                       OF YEAR        (LOSSES)           DATE          SETTLEMENTS         REVISED          YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Derivative contracts
      Equity market contracts                 1             --                (1)              --                --              --
      Embedded derivative-
         modco loans                         98             --                (1)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                99             --                (2)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           99  $          --  $             (2) $            --  $             --  $           97
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    692            (8)               (46)              --                --             638
   ILICO Closed Block
      policy liabilities                     --             --                (1)             (31)              855             823
   Amerus Closed Block
      policy liabilities                     --             --                 2               --                81              83
   Embedded derivatives
      - funds withheld                       98             --                (1)              --                --              97
      - IUL product                          --             --                95               --               510             605
   Policyholder liabilities                  --             10                --               --             1,111           1,121
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $          790  $           2  $             49  $           (31) $          2,557  $        3,367
                                 ==============  =============  ================  ===============  ================  ==============

The following methods and assumptions are used to estimate the fair value of each class of financial instruments that are not held at fair value as required by ASC 825-10-15, FINANCIAL INSTRUMENT DISCLOSURES.

     MORTGAGE LOANS

The fair values of mortgages and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     LIFE SETTLEMENT AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of LS and SPIA assets are obtained by discounting the expected cash flows related to the LS and SPIA assets by swap rate plus a spread. The spread is calculated and fixed by matching the initial cash flow projections at purchase date with the LS and SPIA purchase price. Expected cash flows include: annuity payments received from SPIAs, premiums paid into LS and death benefit payments received on LS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES PAYABLE AND ACCRUED INTERESTS

The fair values of the notes payable and accrued interest was determined by using vendor pricing models.

     SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participates in third party repurchase agreements. The notional value as of December 31, 2014 and 2013 was approximately $381 and $621 million. The Company posted $400 and $696 million in fixed maturity securities as collateral for these transactions as of December 31, 2014 and 2013, respectively. Fair value is estimated based on expected future cash flows and interest rates.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances and fair value of other individual contractholder funds represents the present value of future policy benefits.

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following presents carrying amounts and fair values of the Company's financial instruments not carried at fair value as of December 31, 2014 and 2013:

                                                                          2014                                2013
                                                           --------------------------------    --------------------------------
                                                              CARRYING            FAIR            CARRYING           FAIR
(IN MILLIONS)                                                   VALUE             VALUE            VALUE             VALUE
-----------------------------------------------------      --------------    --------------    --------------    --------------
Financial Assets
   Mortgage loans                                          $        1,213    $        1,266    $          690    $          665
   Policy loans                                                       737               858               738               846
   LS and SPIA assets                                                 369               382               391               375
   Other loans                                                        189               187                97                97
   Other invested assets                                                8                 8                --                --
                                                           --------------    --------------    --------------    --------------
      Total financial assets                               $        2,516    $        2,701    $        1,916    $        1,983
                                                           ==============    ==============    ==============    ==============
Financial Liabilities
   Notes payable and accrued interest                      $          302               301    $           --    $           --
   Securities sold under agreements to repurchase                     381               381               621               621
   Supplementary contracts without life contingencies                   8                 8                 5                 5
   Other contractholder deposit funds                               2,975             3,007             3,594             3,623
                                                           --------------    --------------    --------------    --------------
      Total financial liabilities                          $        3,666    $        3,697    $        4,220    $        4,249
                                                           ==============    ==============    ==============    ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

10.  CLOSED BLOCKS

Summarized financial information of the Company's Closed Blocks is as follows:


BALANCE SHEET AS OF DECEMBER 31,                                                                                  2013 AS
(IN MILLIONS)                                                                                       2014          REVISED
-------------------------------------------------------------------------------------------    --------------  --------------
Assets
   Investments
      Trading fixed maturities at fair value (amortized cost of $1,026)                        $        1,108           1,142
      Mortgage loans                                                                                       32              30
      Policy loans                                                                                        171             176
      Cash and cash equivalents                                                                            22             102
      Accrued investment income                                                                            17              18
      Other assets                                                                                         12              22
                                                                                               --------------  --------------
         Total assets                                                                          $        1,362           1,490
                                                                                               --------------  --------------
Liabilities
   Policy liabilities and accruals at fair value                                               $        1,449           1,432
   Policyholder dividend obligation at fair value (1)                                                      89              90
   Policyholder dividends payable at fair value (1)                                                        21              22
   Other liabilities                                                                                        6             164
                                                                                               --------------  --------------
         Total liabilities                                                                     $        1,565           1,708
                                                                                               --------------  --------------
Excess of Closed Block liabilities over assets designated to the Closed Blocks and maximum
   future earnings to be recognized from Closed Block assets and liabilities                   $          203             218
                                                                                               ==============  ==============

----------
(1) Included within Contractholder deposit funds and other policy liabilities in the accompanying Consolidated Balance Sheets.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,                                              2013 AS
(IN MILLIONS)                                                                          2014          REVISED          2012
--------------------------------------------------------------------------------   ------------    -----------    ------------
Revenues
   Premiums and other income                                                       $         45             24              18
   Net investment income                                                                    125            (12)             56
   Net realized investment gains                                                              1             15              (5)
                                                                                   ------------    -----------    ------------
      Total revenues                                                                        171             27              69
                                                                                   ------------    -----------    ------------
Benefits and Expenses
   Policyholder benefits                                                                    150            (14)             71
   Other expenses                                                                             1              1              --
                                                                                   ------------    -----------    ------------
      Total benefits and expenses                                                           151            (13)             71
                                                                                   ------------    -----------    ------------

Net contribution from the Closed Blocks                                            $         20             40              (2)
                                                                                   ============    ===========    ============
Income Tax Expense
   Current                                                                                    1              5               1
   Deferral                                                                                  11             10              (2)
                                                                                   ------------    -----------    ------------
      Total income tax expense                                                               12             15              (1)

                                                                                   ------------    -----------    ------------
Net income                                                                         $          8             25              (1)
                                                                                   ============    ===========    ============

Many expenses related to the Closed Block operations are charged to the general operations of the Company; accordingly, the contributions from the Closed Blocks do not represent the actual profitability of the Closed Block operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES

PROVISION FOR INCOME TAXES

The tables below present the components of the expense/(benefit) for taxes and a reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate.

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Current income tax expense/(benefit)
  Federal                                                                    $             91  $             268  $              74
  State/local                                                                               3                 --                 --
                                                                             ----------------  -----------------  -----------------
    Total current income tax expense/(benefit)                                             94                268                 74
Deferred income tax expense/(benefit)
  Federal                                                                                   2               (253)              (112)
  State/local                                                                              (3)                --                 --
                                                                             ----------------  -----------------  -----------------
    Total deferred income tax expense/(benefit)                                            (1)              (253)              (112)
                                                                             ----------------  -----------------  -----------------
      Total income tax expense/(benefit)                                     $             93  $              15  $             (38)
                                                                             ================  =================  =================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Expected income tax benefit                                                  $            104  $              20  $             (33)
Addition/(reduction) in income tax resulting from:
  Dividend received deduction                                                              (4)                (4)                (4)
  Intercompany reinsurance on funds withheld trusts                                        (5)                --                 --
  Low income housing tax credits                                                           (2)                --                 --
  Prior years' federal income tax adjustment                                               --                 (1)                (1)
                                                                             ----------------  -----------------  -----------------
    Total income tax expense                                                 $             93  $              15  $             (38)
                                                                             ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

The table below presents the significant components of deferred tax assets and liabilities.

DECEMBER 31,                                                                                         2013 AS
(IN MILLIONS)                                                                       2014             REVISED
----------------------------------------------------------------------------  ----------------  -----------------
Deferred tax assets
  Insurance reserves                                                          $            560  $              58
  Sec. 848 capitalization                                                                  292                262
  Investments, net                                                                          --                 51
  Tax credit carryforwards                                                                   2                  4
  Loss carryforwards                                                                        27                 30
  Ceding commission                                                                         43                  2
  Accrued policyholder dividends                                                             6                  6
  Deferred compensation/accrued bonuses                                                      1                 --
  Deferred revenue liability                                                                44                 46
  Goodwill                                                                                  20                 99
  Other, net                                                                                 3                 --
                                                                              ----------------  -----------------
    Subtotal deferred tax assets                                                           998                558
  Valuation allowance                                                                       (2)                (4)
                                                                              ----------------  -----------------
      Total deferred tax assets, net                                          $            996  $             554
                                                                              ----------------  -----------------
Deferred tax liabilities
  Value of business acquired/deferred policy acquisition costs                $           (498) $            (291)
  Investments, net                                                                        (280)                --
  Fair value adjustment - Closed Block                                                     (35)               (16)
  Funds withheld                                                                          (121)                --
  Other, net                                                                                --                 (7)
                                                                              ----------------  -----------------
    Total deferred tax liabilities                                                        (934)              (314)
                                                                              ----------------  -----------------
      Total deferred tax assets/(liability), net                              $             62  $             240
                                                                              ================  =================

TAX ATTRIBUTES

The Company has recorded a valuation allowance of $2 million and $4 million against tax benefits from foreign tax credit carryforwards for the tax year ended December 31, 2014 and 2013, as it is the Company's opinion that it is more likely than not that these deferred tax assets will not be fully realized. In management's judgment, the remaining gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2014 the Company has foreign tax credit carryforwards of $2 million that will expire in 2015, at which time the corresponding valuation allowance will be released. Also at December 31, 2014 the Company has net operating loss carryforwards of $77 million that begin to expire in 2017 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between position taken in a tax return and amounts recognized in the financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2014 or 2013, the Company did not record a liability related to accounting for uncertainty in income taxes.

REGULATORY TAX EXAMINATIONS

Subsidiaries in the Company's federal income tax returns are routinely audited by the Internal Revenue Service, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. All years subsequent to and including 2011 remain open to examination by the Internal Revenue Service.

12.  DIVIDEND RESTRICTIONS

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders. These laws could impact the dividend paying ability of the Company's regulated subsidiaries.

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers, which affect the dividend paying ability of the Company. The Company must obtain written approval from the Massachusetts Insurance Commissioner prior to the declaration of any dividend whilst it maintains a negative unassigned surplus.

The Company must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. The Company has an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $375 million at December 31, 2014. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $1,788 million at December 31, 2014, for the Company. FAFLIC, a Massachusetts domiciled insurance company, is subject to and in compliance with similar minimum capital and surplus requirements.

The payment of dividends by Accordia to the Company is regulated under Iowa law. Under Iowa law, Accordia may pay dividends only from the earned surplus arising from its business and must receive prior approval (or non-disapproval) of the Iowa Insurance Commissioner to pay any dividend that would exceed certain statutory limitations. Additionally, Accordia must meet minimum capital and surplus requirements under a RBC formula as described above. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment and was $530 million at December 31, 2014.

The payment of dividends by FLIC to the Company is regulated under Indiana law. Under Indiana law, the maximum amount of dividends that can be paid during a 12-month period by FLIC, without prior approval of the Indiana Insurance Commissioner, is limited to the greater of 10 percent of statutory capital and surplus at the end of the preceding year-end or the statutory net gain from operations for the preceding year as long as the dividend is paid from earned surplus. There were no dividends paid in 2014 by FLIC.

The payment of dividends by FNLIC to the Company is regulated under Texas law. Under Texas law, the maximum amount of dividends which can be paid during a 12-month period by FNLIC, without prior approval of the Texas Department of Insurance, is limited to the earned surplus as calculated in the Texas Analysis of Surplus Report.

Based on FLIC's statutory basis financial results for the year ended December 31, 2014, FLIC is able to pay up to $167 million in dividends during a 12-month period to its parent without prior approval in 2015. No dividends were paid in 2014 by FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

13. VALUE OF BUSINESS ACQUIRED, DEFERRED ACQUISITION COSTS, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the VOBA asset:

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED
---------------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                                $            534  $              63
  Business acquired                                                                       470                473
  Amortized to expense during the year (1)                                                (87)               (11)
  Adjustment for unrealized investment losses during the year                            (134)                 9
                                                                             ----------------  -----------------
Balance, at end of year                                                      $            783  $             534
                                                                             ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

Estimated future amortization of VOBA as of December 31, 2014 is as follows:

(IN MILLIONS)
---------------------------------------------------------------------
2015                                                                   $             80
2016                                                                                 79
2017                                                                                 71
2018                                                                                 63
2019                                                                                 55
2020 and thereafter                                                                 435
                                                                       ----------------
  Total                                                                $            783
                                                                       ================

The following reflects the changes to the DAC asset:

FOR THE YEARS ENDED DECEMBER 31,                                                              2013 AS
(IN MILLIONS)                                                                 2014            REVISED
---------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                          $            280  $             144
  Acquisition/Reinsurance                                                            --                152
  Deferral                                                                          356                 26
  Amortized to expense during the year (1)                                          (80)               (75)
  Adjustment for unrealized investment losses during the year                       (38)                33
                                                                       ----------------  -----------------
Balance, at end of year                                                $            518  $             280
                                                                       ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

The following reflects the changes to the URR and UFEL:


FOR THE YEAR ENDED DECEMBER 31,                                                               2013 AS
(IN MILLIONS)                                                                2014             REVISED
--------------------------------------------------------------------   ----------------  -----------------
Balance, at beginning of year                                          $              4  $              --
  Deferrals during the year                                                         114                 11
  Amortized to income during the year                                               (55)                (7)
  Adjustment for unrealized investment losses during the year                       (56)                --
                                                                       ----------------  -----------------
Balance, at end of year                                                $              7  $               4
                                                                       ================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14.  REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco and funds withheld coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses and the investment risk, if any, inherent in the underlying policy. Modco and funds withheld coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the risk is transferred to the reinsurer.

The Company maintains a number of reinsurance treaties whereby the Company assumes on a coinsurance basis and modco basis life, fixed and variable annuities, UL and VUL insurance policies. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                  2013 AS
(IN MILLIONS)                                                     2014            REVISED
----------------------------------------------------------  ---------------  ----------------
Policy liabilities and accruals:
  Direct                                                    $        14,251  $          3,233
  Assumed -- non-affiliated                                          15,431            14,835
                                                            ---------------  ----------------
    Total policy liabilities and accruals                            29,682            18,068
  Ceded -- affiliated                                                (5,364)           (7,179)
  Ceded -- non-affiliated (1)                                        (3,565)           (1,845)
                                                            ---------------  ----------------
    Total ceded policy liabilities and accruals                      (8,929)           (9,024)
                                                            ---------------  ----------------
    Net policy liabilities and accruals                     $        20,734  $          9,044
                                                            ===============  ================

----------
    (1) Reported within Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modco and funds withheld coinsurance within the Consolidated Balance Sheets.

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for bad debts at December 31, 2014 and 2013.

As of December 31, 2014 and 2013, the Company had $2.7 billion and $2.5 billion of reinsurance receivables, respectively, with two counterparties related to modified coinsurance and funds withheld contracts. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

As of December 31, 2014 and 2013, the Company had $5.3 billion and $5.9 billion of reinsurance receivables, respectively, related to blocks of business reinsured with its affiliate, CwA Re.

The effects of reinsurance on the Consolidated Statements of Operations were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------  -----------------  -----------------
Life and accident and health insurance premiums:
  Direct                                                            $             94  $              20  $              20
  Assumed-- non-affiliated                                                       131                 43                 26
  Ceded-- non-affiliated                                                         (82)                (1)                (2)
                                                                    ----------------  -----------------  -----------------
    Net premiums                                                    $            143  $              62  $              44
                                                                    ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14. REINSURANCE (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Insurance and investment product fee income:
   Direct                                                                    $            277   $            135   $            120
   Assumed - non-affiliated                                                               776                300                150
   Ceded - affiliated                                                                     (90)               (86)               (65)
                                                                             ----------------   ----------------   ----------------
     Net insurance and investment product fee income                         $            963   $            349   $            205
                                                                             ================   ================   ================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Policy benefits, claims and losses and loss adjustment expenses:
   Direct                                                                    $            779   $            130   $            245
   Assumed - non-affiliated                                                             2,011                570                283
   Ceded - affiliated                                                                    (214)                (6)              (182)
   Ceded - non-affiliated                                                                (604)                11                 (7)
                                                                             ----------------   ----------------   ----------------
     Net policy benefits, claims and losses and loss adjustment expenses     $          1,972   $            705   $            339
                                                                             ================   ================   ================

15.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Railcars                                                                     $             70   $             76
Accounts receivable                                                                        19                  5
Deferred sales inducements                                                                  5                 --
Miscellaneous assets                                                                       30                 50
                                                                             ----------------   ----------------
   Total other assets                                                        $            124   $            131
                                                                             ================   ================

Accrued expenses and other liabilities consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Accrued expenses                                                             $            125   $             34
Account payable                                                                            43                 56
Tax liability                                                                              22                 26
Miscellaneous liabilities                                                                 118                 97
                                                                             ----------------   ----------------
   Total accrued expenses and other liabilities                              $            308   $            213
                                                                             ================   ================

Other income consists of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------   ----------------   ----------------
Reinsurance administration fee                                      $             20   $             20   $             17
Railcar income                                                                    17                  8                 --
Miscellaneous income                                                               6                  1                  3
                                                                    ----------------   ----------------   ----------------
   Total other income                                               $             43   $             29   $             20
                                                                    ================   ================   ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

15. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES (CONTINUED)

Other operating expenses consist of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Administrative expenses                                                      $            116   $             57   $             30
Employee related expenses                                                                 108                 40                 12
Technology expenses                                                                        15                  1                  1
Consulting and legal fees                                                                  18                 14                  5
Bank service charges                                                                       23                  1                 --
Taxes, licenses and fees                                                                   34                 11                  5
Commission expense                                                                         (1)               (77)                 7
Miscellaneous operating expenses                                                          112                 22                 10
                                                                             ----------------   ----------------   ----------------
   Total other operating expenses                                            $            425   $             69   $             70
                                                                             ================   ================   ================

16. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain fixed annuity, traditional life, UL, variable annuity and VUL policies. Additionally, CwA is party to a third party professional services agreement regarding the management of aspects of its reinsurance portfolio.

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $13 million for the year ended December 31, 2014 and are included in Other operating expenses. As of December 31, 2014, the total capacity of the financing arrangements with third parties was $2 billion.

There were no outstanding balances from the financing arrangements with unaffiliated third parties as of December 31, 2014.

As of December 31, 2014, purchase commitments under agreements with third party administrators and other service providers were as follows:

(IN MILLIONS)
------------------------------
2015                            $             54
2016                                          16
2017                                          14
2018                                          11
2019                                           7
2020 and thereafter                           17
                                ----------------
   Total                        $            119
                                ================

CONTINGENCIES

  REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

16. COMMITMENTS AND CONTINGENCIES (CONTINUED)

  LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. As part of the 2005 acquisition of CwA from The Hanover Insurance Group ("THG"), THG has agreed to indemnify the Company and Goldman Sachs ("GS") for certain matters. THG has also agreed to indemnify GS for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that would have a material adverse effect on the Consolidated Balance Sheets or Consolidated Statements of Operations.

  INDEMNIFICATION AGREEMENTS

In conjunction with Accordia acquisition, the Company has agreed to indemnify Athene for certain third party claims and the Company is maintaining a litigation accrual for the claims. The litigation accrual related to these claims was $9 million as of December 31, 2014.

17. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2014, the Company had investment management services agreements with related parties under GS. The Company recorded expenses for these agreements of $22 million for the year ended December 31, 2014, and had $11 million payable at December 31, 2014.

During the year ended December 31, 2014, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $153 million for the year ended December 31, 2014, and had $9 million payable at December 31, 2014.

The Company has a service agreement with Global Atlantic Financial Life Limited, a Cayman domiciled company and a wholly-owned direct subsidiary of GAFG, which can be terminated by either party upon applicable notice. Under the agreement, in 2014 the Company recorded expenses of $2 million related to certain employee compensation plans, including incentive interests and stock appreciation rights.

During 2014, the Company had agreements with Commonwealth Annuity and Life Reinsurance Company Limited ("CwA Re"), a Bermuda domiciled company and a wholly-owned indirect subsidiary of GAFG, under which CwA Re agreed to pay the Company certain fees for administration of ceded blocks of variable annuity, fixed annuity, universal life and individual life business. The Company received fee income from CwA Re of $20 million and had $5 million receivable at December 31, 2014.

During the year ended December 31, 2014, the Company received certain distribution and administration fees from affiliates under GS. The Company recorded income from these agreements of $4 million for the year ended December 31, 2014, and had $1 million receivable at December 31, 2014.

The Company has entered into several derivative transactions with affiliates, which resulted in income of $53 million for the year ended December 31, 2014. The Company had affiliated derivatives payables of $220 million for the year ended December 31, 2014.

The Company has entered into transactions with affiliates to purchase fixed maturities totaling $36 million for the year ended December 31, 2014. These transactions were recorded at fair value. There were no outstanding receivables at December 31, 2014 related to these transactions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18. PURCHASE ACCOUNTING

FORETHOUGHT FINANCIAL GROUP, INC.

On January 2, 2014, GAFG, through its wholly owned subsidiary FinCo, completed the acquisition of FFG contemplated in the Agreement and Plan of Merger (the "Agreement") dated September 25, 2013. Pursuant to the Agreement, FinCo acquired 100% of the issued and outstanding stock of FFG.

The aggregate purchase price of FFG was $616 million. The FFG acquisition allowed GAFG to invest its capital in an established distribution of fixed, indexed and variable annuities and preneed protection.

The FFG acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The FFG acquisition will be subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. Pushdown accounting was used to derive the contributed values into the Company of FLIC and FNLIC. The following table summarizes the consideration paid for the acquisition and the determination of the fair value of assets acquired and liabilities assumed at the acquisition date for FLIC and FNLIC after the application of pushdown accounting:

FAIR VALUE
(IN MILLIONS)                                   JANUARY 2, 2014
--------------------------------------------  ------------------
ASSETS
   Available-for-sale fixed maturities,
     at fair value                            $            6,774
   Equity securities, at fair value                           29
   Commercial mortgage loans                                 456
   Policy loans                                                5
   Other invested assets                                      56
                                              ------------------
     Total investments                                     7,320
   Cash                                                      110
   Accrued investment income                                  78
   Value of business acquired                                470
   Intangible assets                                          23
   Derivative instruments receivable                          18
   Deferred income taxes                                      13
   Other assets                                                5
   Separate account assets                                   550
                                              ------------------
     Total assets                             $            8,587
                                              ------------------

LIABILITIES
   Future policy and benefit claims                        7,311
   Other liabilities                                           4
   Separate account liabilities                              550
                                              ------------------
     Total liabilities                        $            7,865
                                              ------------------
NET ASSETS ACQUIRED                           $              722
                                              ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

The revenue and expenses from the acquisition date through December 31, 2014 are as follows:

REVENUES AND EXPENSES
(IN MILLIONS)
----------------------------------------------
REVENUES
   Premiums                                      $             22
   Insurance and investment product
     fee income                                               186
   Net investment income                                      399
   Net investment gains/(losses)                               38
   Other income                                                 6
                                                 ----------------
     Total revenues                              $            651

BENEFITS AND OTHER DEDUCTIONS
   Policy benefits, claims and losses
     and loss adjustment expenses                $            416
   Amortization of policy acquisition costs                    73
   Losses on derivative instruments                            14
   Other operating expenses                                   114
                                                 ----------------
     Total benefits, losses and expenses                      617
NET INCOME BEFORE INCOME TAXES                                 34
                                                 ----------------
   Income tax expense                                           9
                                                 ----------------
NET INCOME                                       $             25
                                                 ================

There was no goodwill recognized as part of the acquisition of FFG.

The Company recorded $23 million of intangible assets related to the FFG acquisition. The intangible assets included the distribution networks, trade name, internally-developed software, covenants not-to-compete and insurance licenses. The summary of the intangible assets are listed below:

(IN MILLIONS, EXCEPT AMORTIZATION PERIOD)        AMOUNT            AMORTIZATION PERIOD
------------------------------------------  ----------------   --------------------------
Distribution network                        $             10            10 years
Trade name                                                 5            15 years
Internally developed software                              1             3 years
Covenants not-to-compete                                   2             2 years
Insurance licenses                                         5         Indefinite life
                                            ----------------
   Total intangible assets                  $             23
                                            ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

ACCORDIA LIFE AND ANNUITY COMPANY

The Company's acquisition of Accordia qualified as a business combination and was accounted for by applying ASC 805 BUSINESS COMBINATIONS. The table below summarizes the amounts recognized at fair value for assets acquired and liabilities assumed and the resulting goodwill.

FAIR VALUE                                   OCTOBER 1, 2013 AS
(IN MILLIONS)                                     REVISED
--------------------------------------   --------------------------
Assets:
   Total investments                     $                    6,190
   Cash and cash equivalents                                    302
   VOBA                                                         473
   Other intangibles                                              7
   Other assets at fair value                                 1,573
                                         --------------------------
     Total assets acquired               $                    8,545
                                         --------------------------
Liabilities:
   Policyholder liabilities              $                    8,374
   Other liabilities at fair value                               47
                                         --------------------------
     Total liabilities assumed           $                    8,421
                                         --------------------------
   Goodwill                                                      (2)
                                         --------------------------
Total cash consideration                 $                      122
                                         ==========================

As a result of consideration of funds received from seller during the remeasurement period, the original $3 million of goodwill recognized as the result of the acquisition, resulted in negative goodwill. This $2 million of negative goodwill was recognized as a bargain purchase gain in the Consolidated Statements of Operations in 2014. Included in the assets acquired is VOBA, which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 3 for additional explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA, distribution relationships and various state licenses. See Note 24 for PGAAP remeasurement adjustments made to provisional purchase accounting at October 1, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

19.  INTANGIBLE ASSETS

The following table represents the changes in intangible assets:

                                                              DEFINITE          INDEFINITE      TOTAL INTANGIBLE
(IN MILLIONS)                               GOODWILL            LIFE               LIFE              ASSETS
--------------------------------------   ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2013             $             3   $             5   $             7   $               15
   Purchase accounting remeasurement                  (3)               --                --                   (3)
   Acquisition- Intangible assets                     --                17                 6                   23
   Amortization                                       --                (4)               --                   (4)
                                         ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2014             $            --   $            18   $            13   $               31
                                         ===============   ===============   ===============   ==================

The estimated future amortization of definite life intangible assets as of December 31, 2014 is as follow:

(IN MILLIONS)
--------------------------
2015                         $             4
2016                                       2
2017                                       2
2018                                       2
2019                                       1
2020 and thereafter                        7
                             ----------------
   Total                     $            18
                             ================

The indefinite life intangible assets are not subject to amortization. The definite life intangible assets are amortized over a period of 2 to 15 years.

20.  NOTES PAYABLE AND ACCRUED INTEREST

Notes payable was comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                        2014             2013
---------------------------------------------   --------------   ---------------
Surplus note -- affiliated                      $          300   $            --
Accrued interest                                             2                --
                                                --------------   ---------------
   Total notes payable and accrued interest     $          302   $            --
                                                ==============   ===============

SURPLUS NOTE - AFFILIATED

On January 2, 2014, the Company issued a $300 million aggregate principal balance Surplus Note (the "Surplus Note") to its direct parent, FinCo. Interest on the Surplus Note is paid quarterly, accruing at a rate of interest corresponding to the FFG Term Loan. The outstanding principal balance on the Surplus Note is payable as follows: (i) 15% of the original principal amount on the one-year anniversary of issuance; (ii) 15% of the original principal balance on the 18-month anniversary of issuance; and (iii) the remaining outstanding principal balance on the second anniversary of issuance. All payments of principal and interest may be made only subject to the prior approval of the Commissioner of the Division of Insurance of the Office of Consumer Affairs and Business Regulation of the Commonwealth of Massachusetts (the "Commissioner").

The Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of the Company, as those terms are used in Sections 180A through 180L1/2 of Chapter 175 of the Massachusetts General Laws and any successor provisions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

20.  NOTES PAYABLE AND ACCRUED INTEREST (CONTINUED)

SURPLUS NOTE - AFFILIATED (CONTINUED)

Under the terms of the Surplus Note, the Company is subject to the affirmative and negative covenants of the FFG term loan ("Term Loan") to the extent they apply to the Company; and specifically the negative covenant that the Company maintain an RBC ratio of not less than 300% at the end of any fiscal quarter.

At December 31, 2014, the principal balance of the Surplus Note was $300 million. At that time, the Company had received approval from the Commissioner to make the first principal payment under the Surplus Note on the first anniversary of issuance.

The Company recognized $10 million and no interest expense on notes payable for the years ended December 31, 2014 and 2013, respectively.

Principal payments due on notes payable are as follows:

(IN MILLIONS)
-----------------------------
2015                             $           300

21.  STATUTORY FINANCIAL INFORMATION

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholders' equity reported in accordance with U.S. GAAP primarily because fixed maturities are required to be carried at amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Unaudited statutory capital and surplus was $1,654 million and $724 million for the Company as of December 31, 2014 and 2013, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS

The Company has nonqualified defined benefit pension plans for certain agents. The measurement date for all defined benefit plans is December 31. The Company has nonqualifed supplemental defined pension plans ("SERP") to provide retirement benfits to certain agents. The net periodic benefit costs at December 31, 2014 were $1 million.

Weighted average assumptions used to determine net periodic benefit costs as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted-average discount rate                                      4.70%
b.   Expected long-term rate of return on plan assets           Not applicable
c.   Rate of compensation increase                                      10.00%

The Company employs a building block approach in determining the expected long-term rate of return of plan assets. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term market assumptions are determined. The long-term portfolio return is established utilizing a building block approach with proper consideration of diversification and rebalancing. Peer data and historical returns are reviewed to check for reasonability and appropriateness.

Additional year-end information for plans with accumulated benefit obligations in excess of plan assets at December 31, 2014 are as follows:

ACCUMULATED BENEFIT OBLIGATIONS IN EXCESS OF PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Projected benefit obligation                                $               10
Accumulated benefit obligation                              $                9
Fair value of plan assets                                   $               --

Changes in the projected benefit obligation and plan assets at December 31, 2014 are as follows:

CHANGE IN BENEFIT OBLIGATION PENSION BENEFITS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Benefit obligation, at beginning of year                    $               --
   Benefit obligation at date of transfer (5/1/2014)                        10
   Interest cost                                                            --
   Service cost                                                             --
   Liability actuarial loss                                                  1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Benefit obligation, at end of year                          $               10
                                                            ==================

CHANGE IN PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Fair value of plan assets, at beginning of year             $               --
   Actual return on plan assets                                             --
   Reporting entity contributions                                            1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Fair value of plan asets, at end of year                    $               --
                                                            ==================

Funded status at December 31, 2014                          $              (10)
                                                            ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The underfunded status amounts shown above have been recognized in the Company's Consolidated Financial Statements and are included in accrued expenses and other liabilities.

(IN MILLIONS)                                                        2014
-------------------------------------------------------------   ---------------
Net asset and benefit obligation losses                         $             1
Amortization or settlement recognition of net gains/(losses)                 --
                                                                ---------------
Net amount recognized                                           $             1
                                                                ===============

Weighted average assumptions used to determine projected benefit obligations as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted--average discount rate                                     3.86%
b.   Rate of compensation increase                                      10.00%
c.   Measurement date                                        December 31, 2014

No plan assets are expected to be returned to the Company during the next 12 month period.

The Company does not have any regulatory contribution requirements for 2014.

The following table illustrates the estimated pension benefits that are projected to be paid:

YEARS                                                             AMOUNT
---------------------------------------------------------   ------------------
2015                                                        $               --
2016                                                                        --
2017                                                                        --
2018                                                                        --
Years 2019 - 2023                                           $                3

Effective May 1, 2014 the Company assumed, and received assets for, the sponsorship of a nonqualified defined contribution pension plan covering career distribution system agents for from Athene, the liability for these pension plans was $38 million at December 31, 2014. Expenses of $3 million have been recognized in association with this plan through December 31, 2014.

Effective May 1, 2014, the Company assumed, and received assets for, obligations arising from non-qualified defined contribution plans for agents that are now in payout status. The periodic payments to agents are fixed in amount and the payment terms are either term certain or life contingent. The Company recognized a liability of $24 million at December 31, 2014 for these obligations. Expenses of $5 million have been recognized in association with this plan through December 31, 2014.

23.  SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 24, 2015, the date the accompanying Consolidated Financial Statements were issued, that would merit recognition or disclosures in the Consolidated Financial Statements and determined there were none, except for the following:

On January 1, 2015, FLIC entered into a reinsurance agreement with CwA Re for certain variable annuity reinsurance contracts issued by FLIC. CwA Re will assume these variable annuities on a coinsurance basis.

On January 23, 2015, the Company entered into a reinsurance agreement with a new counterparty, whereby it assumed approximately $725 million of assets, $700 million of fixed annuity reserves and $25 million ceding commission. The Company will retrocede 80% of the business to CwA Re pending approval from the Massachusetts Department of Insurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

23. SUBSEQUENT EVENTS (CONTINUED)

On January 30, 2015, the Company entered into a reinsurance agreement with an existing counterparty effective April 1, 2015, whereby the Company agreed to assume additional universal life and variable universal life business. On April 1, 2015, the Company received approval from the Massachusetts Department of Insurance to retrocede 100% of this business to CwA Re on a funds withheld basis.

In February 2015, the Revolving Credit Facility, entered into as borrowers by FinCo and certain of it's subsidiaries, including the Company, on December 31, 2013, was terminated and all guarantees were released.

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS

Due to the timing of the Accordia acquisition in October 2013, purchase accounting reflected in the financial statements as of and for the year ended December 31, 2013 was provisional. The Company finalized amounts for VOBA, DAC and future policy benefits in 2014 as it obtained the information necessary to complete the measurement processes resulting in retrospective adjustments to the provisional amounts recognized at the acquisition date. In addition, the Company determined that there was an error in income recognition and reserve valuation for the year ended December 31, 2013. Such misstatements were not considered by the Company to be material, but were revised in the 2013 financial statements. A summary of significant financial statement line items changed as a result of the measurement period adjustments and mistatement is as follows: changed as a result of the restatement is as follows:

CONSOLIDATED BALANCE SHEET

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
ASSETS

Mortgage loans (includes mortgage loans carried at fair value
 of $30 in 2013)                                                  $         722   $           --   $          (2)  $         720
                                                                  -------------   --------------   -------------   -------------
     Total investment                                                    14,640               --              --          14,638
                                                                  -------------   --------------   -------------   -------------

Value of business acquired (intangible)                                     425              107               2             534
Deferred policy acquisition costs                                           276                3               1             280
Deferred federal income taxes                                               248               (8)             --             240
                                                                  -------------   --------------   -------------   -------------
     Total assets                                                 $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

LIABILITIES

Policy liabilities and accruals:
 Future policy benefits (includes liabilities with a fair value
  of $3,081 in 2013)                                              $      13,704   $           95   $          --   $      13,799
Contractholder deposit funds and other policy liabilities
 (includes liabilities with a fair value of $121 in 2013)                 4,106               (1)             --           4,105
                                                                  -------------   --------------   -------------   -------------
     Total policy liabilities and accruals                               17,974               94              --          18,068
                                                                  -------------   --------------   -------------   -------------
     Total liabilities                                            $      28,394   $           94   $          --   $      28,488
                                                                  -------------   --------------   -------------   -------------

SHAREHOLDERS' EQUITY

Accumulated other comprehensive income                            $         199   $           --               3   $         202
Retained earnings                                                            36                8              (2)             42
                                                                  -------------   --------------   -------------   -------------
     Total shareholders' equity                                           1,053                8               1           1,062
                                                                  -------------   --------------   -------------   -------------
     Total liabilities and shareholders' equity                   $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
REVENUES

Net investment income                                             $         294   $           --   $          (6)  $         288
                                                                  -------------   --------------   -------------   -------------
     TOTAL REVENUES                                                         881               --              (6)            875
                                                                  -------------   --------------   -------------   -------------

BENEFITS, LOSSES AND EXPENSES

Policy benefits, claims, losses and loss adjustment expenses                716              (11)             --             705
Amortization of policy acquisition costs                                     91               (2)             (3)             86
                                                                  -------------   --------------   -------------   -------------
     TOTAL BENEFITS, LOSSES AND EXPENSES                                    836              (13)             (3)            820
                                                                  -------------   --------------   -------------   -------------

INCOME BEFORE FEDERAL INCOME TAXES                                           45               13              (3)             55
                                                                  -------------   --------------   -------------   -------------

FEDERAL INCOME TAX EXPENSE

Deferred income tax expense/(benefit)                                      (257)               5              (1)           (253)
                                                                  -------------   --------------   -------------   -------------

     Total federal income tax expense/(benefit)                              11                5              (1)             15
                                                                  -------------   --------------   -------------   -------------

NET INCOME                                                                   34                8              (2)             40
                                                                  -------------   --------------   -------------   -------------
NET INCOME ATTRIBUTABLE TO THE COMPANY                            $          34   $            8   $          (2)  $          40
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY         PERIOD        REPORTING
                                                                     REPORTED      ADJUSTMENTS(a)    ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income, including non-controlling interests                   $          34   $            8   $          (2)  $          40

Other comprehensive loss, before tax:
    Net unrealized investment losses:
    Unrealized investment losses for the period on unimpaired
     available-for-sale securities (noncredit portion)                     (104)              --               4            (100)
                                                                  -------------   --------------   -------------   -------------
      Net unrealized investment losses on available-for-sale
       securitines                                                         (224)              --               4            (220)
                                                                  -------------   --------------   -------------   -------------
           Total                                                           (224)              --               4            (220)

    Other comprehensive loss before taxes                                  (182)              --               4            (178)

Less: Income tax benefit related to:
    Net unrealized investment losses                                         78               --              (1)             77
                                                                  -------------   --------------   -------------   -------------
           Total                                                             63               --              (1)             62
                                                                  -------------   --------------   -------------   -------------
Other comprehensive loss, net of taxes                                     (119)              --               3            (116)
                                                                  -------------   --------------   -------------   -------------
Total comprehensive loss                                                    (85)               8               1             (76)
                                                                  -------------   --------------   -------------   -------------
TOTAL COMPREHENSIVE LOSS ATTRIBUTABLE TO THE COMPANY              $         (85)  $            8   $           1   $         (76)
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income                                                        $          34   $            8   $          (2)  $          40
Retained earnings                                                            36                8              (2)             42
Other comprehensive loss                                                   (119)              --               3            (116)
Accumulated other comprehensive income                                      199               --               3             202
                                                                  -------------   --------------   -------------   -------------
TOTAL STOCKHOLDERS' EQUITY                                        $       1,053   $            8   $           1   $       1,062
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income, including non-controlling interests                $          34   $            8   $          (2)  $          40
   Adjustments to reconcile net income to net cash provided
    by operating activities:
     Changes in fair value of trading fixed maturities and
      equity securities                                                      47               --              (2)             45
     Net amortization and depreciation                                       94               (2)             (3)             89
     Deferred federal income tax                                           (299)               5              (1)           (295)
     Change in deferred acquisition costs                                   (26)              --               5             (21)
     Change in policy liabilities and accruals, net                         315              (11)             --             304
     Change in accrued expenses and other liabilities                       312               --               3             315

----------
(a) The measurement period adjustments primarily reflect: (i) model refinements to the fair value liability calculations; (ii) assumption changes that better reflect both policyholder experience and policy performance; (iii) model refinesments to certain universal life products with no lapse guarantees. The measurement period adjustments were made to reflect facts and circumstances existing as of the acquisition date, and did not result from intervening events subsequent to the acquisition date.
(b) The immaterial reporting errors primarily reflect; (i) a calculation difference within the investment accounting system for income recognition on residential backed mortgage securities; (ii) changes in certain assumptions impacting the estimated gross profits for certain life products; and (iii) financial statement line classification for certain commercial mortgage loans.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and
Life Insurance Company and the Contract Owners of
Separate Account KG of
Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying individual statements of assets and liabilities, and the related individual statements of operations and of individual changes in net assets present fairly, in all material respects, the financial position of Alger Balanced Portfolio Class I-2, Alger Capital Appreciation Portfolio Class I-2, Deutsche Bond VIP Class A, Deutsche Capital Growth VIP Class A, Deutsche Core Equity VIP Class A, Deutsche Equity 500 Index VIP Class A, Deutsche Global Equity VIP Class A, Deutsche Global Growth VIP Class A, Deutsche Global Income Builder VIP Class A, Deutsche Global Small Cap VIP Class A, Deutsche Government & Agency Securities VIP Class A, Deutsche High Income VIP Class A, Deutsche International VIP Class A, Deutsche Large Cap Value VIP Class A, Deutsche Money Market VIP Class A, Deutsche Small Mid Cap Growth VIP Class A, Deutsche Small Mid Cap Value VIP Class A, Deutsche Unconstrained Income VIP Class A, Dreyfus IP MidCap Stock Portfolio Initial Shares, Goldman Sachs VIT Global Markets Navigator Fund Service Shares, Invesco V.I. Managed Volatility Fund Series I Shares, Janus Aspen Janus Portfolio Institutional Shares and The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares constituting Separate Account KG of Commonwealth Annuity and Life Insurance Company (the "Separate Account") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 31, 2015

SEPARATE ACCOUNT KG

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

                                                                                              ALGER CAPITAL
                                                                          ALGER BALANCED      APPRECIATION      DEUTSCHE BOND
                                                                            PORTFOLIO          PORTFOLIO            VIP
                                                                            CLASS I-2          CLASS I-2         CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     26,127,362   $     21,165,700   $     23,287,463
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                26,127,362         21,165,700         23,287,463

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     26,127,362   $     21,165,700   $     23,287,463
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       25,784,420         20,942,506         20,266,501
   Payout reserves                                                                342,942            223,194          3,020,962
                                                                         ----------------   ----------------   ----------------
                                                                         $     26,127,362   $     21,165,700   $     23,287,463
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     22,831,440   $     15,671,855   $     23,049,009
Underlying Fund shares held                                                     1,804,376            296,646          4,107,136

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                        17,091,146         11,041,746         15,142,860
   Unit fair value, December 31, 2014                                    $       1.484040   $       1.843149   $       1.512465

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                             5,991            104,456             47,257
   Unit fair value, December 31, 2014                                    $       1.463958   $       2.303402   $       1.233965

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                           533,926            257,878            273,714
   Unit fair value, December 31, 2014                                    $       1.413392   $       2.223970   $       1.191404

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                         DEUTSCHE CAPITAL    DEUTSCHE CORE      DEUTSCHE EQUITY
                                                                            GROWTH VIP         EQUITY VIP        500 INDEX VIP
                                                                            CLASS A (a)        CLASS A (a)        CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     92,863,609   $     65,372,335   $     35,782,407
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                92,863,609         65,372,335         35,782,407

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     92,863,609   $     65,372,335   $     35,782,407
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       91,802,593         58,669,829         35,135,677
   Payout reserves                                                              1,061,016          6,702,506            646,730
                                                                         ----------------   ----------------   ----------------
                                                                         $     92,863,609   $     65,372,335   $     35,782,407
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     60,040,675   $     43,310,963   $     24,062,625
Underlying Fund shares held                                                     3,100,621          5,123,224          1,753,180

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                        50,816,925         42,574,116         22,299,528
   Unit fair value, December 31, 2014                                    $       1.794630   $       1.520661   $       1.566427

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                            98,084             41,964            108,617
   Unit fair value, December 31, 2014                                    $       1.561451   $       1.705763   $       1.703851

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                         1,003,674            340,017            405,339
   Unit fair value, December 31, 2014                                    $       1.507340   $       1.646851   $       1.644938

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                                                                DEUTSCHE GLOBAL
                                                                         DEUTSCHE GLOBAL     DEUTSCHE GLOBAL    INCOME BUILDER
                                                                            EQUITY VIP         GROWTH VIP            VIP
                                                                           CLASS A (a)         CLASS A (a)        CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     14,638,256   $     10,573,427   $     49,145,812
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                14,638,256         10,573,427         49,145,812

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     14,638,256   $     10,573,427   $     49,145,812
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       14,555,283         10,452,319         45,711,566
   Payout reserves                                                                 82,973            121,108          3,434,246
                                                                         ----------------   ----------------   ----------------
                                                                         $     14,638,256   $     10,573,427   $     49,145,812
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     15,471,827   $     10,686,909   $     47,728,203
Underlying Fund shares held                                                     1,589,387            958,606          1,996,174

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                         8,455,601          5,634,610         25,148,902
   Unit fair value, December 31, 2014                                    $       1.700678   $       1.837628   $       1.918839

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                            55,661             97,812             51,036
   Unit fair value, December 31, 2014                                    $       1.395242   $       1.646507   $       1.374605

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                           133,887             36,527            617,067
   Unit fair value, December 31, 2014                                    $       1.346962   $       1.589547   $       1.327187

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                                                DEUTSCHE
                                                                                              GOVERNMENT &
                                                                         DEUTSCHE GLOBAL         AGENCY          DEUTSCHE HIGH
                                                                          SMALL CAP VIP      SECURITIES VIP       INCOME VIP
                                                                           CLASS A (a)         CLASS A (a)        CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     18,636,190   $     26,250,895   $     33,141,121
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                18,636,190         26,250,895         33,141,121

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     18,636,190   $     26,250,895   $     33,141,121
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       18,544,524         25,939,259         32,503,832
   Payout reserves                                                                 91,666            311,636            637,289
                                                                         ----------------   ----------------   ----------------
                                                                         $     18,636,190   $     26,250,895   $     33,141,121
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     15,987,084   $     27,274,616   $     33,873,086
Underlying Fund shares held                                                     1,275,578          2,224,652          5,021,382

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                         6,925,251         13,539,509         14,801,629
   Unit fair value, December 31, 2014                                    $       2.670913   $       1.912147   $       2.203730

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                            17,543             67,620             45,844
   Unit fair value, December 31, 2014                                    $       1.986921   $       1.532943   $       2.029351

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                            54,524            174,126            219,115
   Unit fair value, December 31, 2014                                    $       1.918258   $       1.479994   $       1.959217

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                             DEUTSCHE
                                                                          INTERNATIONAL      DEUTSCHE LARGE     DEUTSCHE MONEY
                                                                               VIP           CAP VALUE VIP        MARKET VIP
                                                                           CLASS A (a)        CLASS A (a)        CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     10,330,897   $    100,240,200   $     32,932,313
Investment income receivable                                                           --                 --                153
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                10,330,897        100,240,200         32,932,466

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     10,330,897   $    100,240,200   $     32,932,466
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       10,169,170         99,241,308         32,516,666
   Payout reserves                                                                161,727            998,892            415,800
                                                                         ----------------   ----------------   ----------------
                                                                         $     10,330,897   $    100,240,200   $     32,932,466
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     11,422,706   $     75,362,796   $     32,932,313
Underlying Fund shares held                                                     1,314,364          5,767,560         32,932,313

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                        10,004,877         31,756,731         27,472,095
   Unit fair value, December 31, 2014                                    $       1.004305   $       3.081442   $       1.192461

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                           128,735            230,744             51,159
   Unit fair value, December 31, 2014                                    $       0.954489   $       1.967695   $       1.007512

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                           173,735          1,015,760            124,920
   Unit fair value, December 31, 2014                                    $       0.921363   $       1.899701   $       0.972782

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                          DEUTSCHE SMALL     DEUTSCHE SMALL       DEUTSCHE
                                                                          MID CAP GROWTH     MID CAP VALUE      UNCONSTRAINED
                                                                               VIP                VIP             INCOME VIP
                                                                           CLASS A (a)        CLASS A (a)        CLASS A (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     35,088,806   $     42,247,059   $     16,525,356
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                35,088,806         42,247,059         16,525,356

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     35,088,806   $     42,247,059   $     16,525,356
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       34,613,499         41,944,534         16,350,917
   Payout reserves                                                                475,307            302,525            174,439
                                                                         ----------------   ----------------   ----------------
                                                                         $     35,088,806   $     42,247,059   $     16,525,356
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     21,855,538   $     31,912,144   $     16,792,461
Underlying Fund shares held                                                     1,537,634          2,374,764          1,475,478

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                        18,379,628         10,480,549          7,755,791
   Unit fair value, December 31, 2014                                    $       1.868700   $       3.942652   $       2.082532

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                            74,342             65,908             15,420
   Unit fair value, December 31, 2014                                    $       1.181428   $       3.432895   $       1.953489

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                           574,238            211,111            182,157
   Unit fair value, December 31, 2014                                    $       1.140583   $       3.314120   $       1.886007

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                            DREYFUS IP       GOLDMAN SACHS       INVESCO V.I.
                                                                           MIDCAP STOCK        VIT GLOBAL          MANAGED
                                                                            PORTFOLIO           MARKETS        VOLATILITY FUND
                                                                             INITIAL         NAVIGATOR FUND        SERIES I
                                                                             SHARES          SERVICE SHARES       SHARES (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $     23,819,228   $        344,117   $      7,998,475
Investment income receivable                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Total assets                                                                23,819,228            344,117          7,998,475

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
   Net assets                                                            $     23,819,228   $        344,117   $      7,998,475
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                       23,548,508            344,117          7,911,537
   Payout reserves                                                                270,720                 --             86,938
                                                                         ----------------   ----------------   ----------------
                                                                         $     23,819,228   $        344,117   $      7,998,475
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $     14,881,111   $        326,869   $      7,199,943
Underlying Fund shares held                                                     1,034,270             29,113            420,530

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                         8,672,383            286,200          5,090,343
   Unit fair value, December 31, 2014                                    $       2.692604   $       1.202369   $       1.534779

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                            19,045                 --              2,958
   Unit fair value, December 31, 2014                                    $       2.452877                 --   $       1.523725

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                           177,870                 --            123,266
   Unit fair value, December 31, 2014                                    $       2.368126                 --   $       1.471741

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2014

                                                                                              THE DREYFUS
                                                                                                SOCIALLY
                                                                           JANUS ASPEN         RESPONSIBLE
                                                                         JANUS PORTFOLIO       GROWTH FUND,
                                                                          INSTITUTIONAL       INC. INITIAL
                                                                              SHARES             SHARES
                                                                         ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        122,138   $      2,346,481
Investment income receivable                                                           --                 --
                                                                         ----------------   ----------------
   Total assets                                                                   122,138          2,346,481

LIABILITIES:                                                                           --                 --
                                                                         ----------------   ----------------
   Net assets                                                            $        122,138   $      2,346,481
                                                                         ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                                                          122,138          2,333,209
   Payout reserves                                                                     --             13,272
                                                                         ----------------   ----------------
                                                                         $        122,138   $      2,346,481
                                                                         ================   ================

Investments in shares of the Underlying Funds, at cost                   $         92,527   $      1,545,935
Underlying Fund shares held                                                         3,416             51,044

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway
 Plus:
   Units outstanding, December 31, 2014                                            88,089          1,773,683
   Unit fair value, December 31, 2014                                    $       1.386540   $       1.319519

Scudder Gateway Incentive:
   Units outstanding, December 31, 2014                                                --              2,645
   Unit fair value, December 31, 2014                                                  --   $       1.385603

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2014                                                --              1,800
   Unit fair value, December 31, 2014                                                  --   $       1.337820

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                          ALGER CAPITAL                            DEUTSCHE
                                     ALGER BALANCED       APPRECIATION       DEUTSCHE BOND      CAPITAL GROWTH       DEUTSCHE CORE
                                       PORTFOLIO           PORTFOLIO             VIP                 VIP              EQUITY VIP
                                       CLASS I-2           CLASS I-2          CLASS A (a)         CLASS A (a)         CLASS A (a)
                                    -----------------  -----------------   -----------------  -----------------   -----------------
INVESTMENT INCOME:
  Dividends                         $         503,197  $          19,265   $         876,603  $         584,787   $         734,648

EXPENSES:
  Mortality and expense risk fees             334,561            271,297             310,662          1,168,053             843,726
  Administrative expense fees                  39,877             32,343              37,157            139,630             101,045
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Total expenses                           374,438            303,640             347,819          1,307,683             944,771
                                    -----------------  -----------------   -----------------  -----------------   -----------------

     Net investment income (loss)             128,759           (284,375)            528,784           (722,896)           (210,123)
                                    -----------------  -----------------   -----------------  -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Capital gain distributions                       --          3,080,140                  --          5,346,164                  --
  Net realized gain (loss) from
   sales of investments                       421,009          1,628,662              24,061          4,813,954           3,954,286
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized gain (loss)                 421,009          4,708,802              24,061         10,160,118           3,954,286
  Change in unrealized gain (loss)          1,443,680         (1,965,293)            707,016            467,662           2,707,899
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized and unrealized
      gain (loss)                           1,864,689          2,743,509             731,077         10,627,780           6,662,185
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net increase (decrease) in
      net assets from operations    $       1,993,448  $       2,459,134   $       1,259,861  $       9,904,884   $       6,452,062
                                    =================  =================   =================  =================   =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                               DEUTSCHE GLOBAL
                                     DEUTSCHE EQUITY    DEUTSCHE GLOBAL     DEUTSCHE GLOBAL    INCOME BUILDER      DEUTSCHE GLOBAL
                                      500 INDEX VIP       EQUITY VIP          GROWTH VIP            VIP             SMALL CAP VIP
                                       CLASS A (a)        CLASS A (a)         CLASS A (a)       CLASS A (a)          CLASS A (a)
                                    -----------------  -----------------   -----------------  -----------------   -----------------
INVESTMENT INCOME:
  Dividends                         $         695,380  $         280,724   $         119,189  $       1,615,529   $         181,480

EXPENSES:
  Mortality and expense risk fees             471,776            198,554             145,089            659,683             260,883
  Administrative expense fees                  56,367             23,755              17,379             78,854              31,265
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Total expenses                           528,143            222,309             162,468            738,537             292,148
                                    -----------------  -----------------   -----------------  -----------------   -----------------

     Net investment income (loss)             167,237             58,415             (43,279)           876,992            (110,668)
                                    -----------------  -----------------   -----------------  -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Capital gain distributions                1,247,660                 --                  --          5,325,827           2,351,710
  Net realized gain (loss) from
   sales of investments                     3,859,423           (122,987)             13,054            484,683             653,654
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized gain (loss)               5,107,083           (122,987)             13,054          5,810,510           3,005,364
  Change in unrealized gain (loss)         (1,222,557)            23,848             (93,518)        (5,424,323)         (4,048,936)
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized and unrealized
      gain (loss)                           3,884,526            (99,139)            (80,464)           386,187          (1,043,572)
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net increase (decrease) in
      net assets from operations    $       4,051,763  $         (40,724)  $        (123,743) $       1,263,179   $      (1,154,240)
                                    =================  =================   =================  =================   =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2014

                                        DEUTSCHE
                                      GOVERNMENT &                             DEUTSCHE
                                         AGENCY          DEUTSCHE HIGH       INTERNATIONAL      DEUTSCHE LARGE     DEUTSCHE MONEY
                                     SECURITIES VIP        INCOME VIP             VIP           CAP VALUE VIP        MARKET VIP
                                       CLASS A (a)         CLASS A (a)         CLASS A (a)        CLASS A (a)        CLASS A (a)
                                    -----------------  -----------------   -----------------  -----------------   -----------------
INVESTMENT INCOME:
  Dividends                         $         678,598  $       2,797,899   $         209,342  $       1,757,224   $           3,317

EXPENSES:
  Mortality and expense risk fees             367,185            499,254             151,673          1,304,140             419,013
  Administrative expense fees                  43,960             59,743              18,121            155,782              50,226
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Total expenses                           411,145            558,997             169,794          1,459,922             469,239
                                    -----------------  -----------------   -----------------  -----------------   -----------------

     Net investment income (loss)             267,453          2,238,902              39,548            297,302            (465,922)
                                    -----------------  -----------------   -----------------  -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Capital gain distributions                       --                 --                  --                 --                  --
  Net realized gain (loss) from
   sales of investments                      (383,736)            88,158             (21,616)         3,761,668                  --
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized gain (loss)                (383,736)            88,158             (21,616)         3,761,668                  --
  Change in unrealized gain (loss)          1,248,628         (2,083,940)         (1,623,881)         4,927,378                  --
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized and unrealized
      gain (loss)                             864,892         (1,995,782)         (1,645,497)         8,689,046                  --
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net increase (decrease) in
      net assets from operations    $       1,132,345  $         243,120   $      (1,605,949) $       8,986,348   $        (465,922)
                                    =================  =================   =================  =================   =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                  DREYFUS IP         GOLDMAN SACHS
                                     DEUTSCHE SMALL      DEUTSCHE SMALL        DEUTSCHE          MIDCAP STOCK         VIT GLOBAL
                                     MID CAP GROWTH      MID CAP VALUE       UNCONSTRAINED         PORTFOLIO            MARKETS
                                          VIP                 VIP             INCOME VIP           INITIAL          NAVIGATOR FUND
                                      CLASS A (a)         CLASS A (a)         CLASS A (a)           SHARES          SERVICE SHARES
                                    -----------------  -----------------   -----------------  -----------------   -----------------
INVESTMENT INCOME:
  Dividends                         $              --  $         360,918   $         937,692  $         250,529   $             123

EXPENSES:
  Mortality and expense risk fees             459,127            561,499             234,195            308,552               4,142
  Administrative expense fees                  54,854             67,117              27,976             36,878                 497
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Total expenses                           513,981            628,616             262,171            345,430               4,639
                                    -----------------  -----------------   -----------------  -----------------   -----------------

     Net investment income (loss)            (513,981)          (267,698)            675,521            (94,901)             (4,516)
                                    -----------------  -----------------   -----------------  -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Capital gain distributions                       --            215,866                  --            135,971               2,729
  Net realized gain (loss) from
   sales of investments                     2,403,066          1,703,196              36,661          1,428,746               1,236
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized gain (loss)               2,403,066          1,919,062              36,661          1,564,717               3,965
  Change in unrealized gain (loss)           (506,282)            41,257            (523,548)           957,206              16,308
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net realized and unrealized
      gain (loss)                           1,896,784          1,960,319            (486,887)         2,521,923              20,273
                                    -----------------  -----------------   -----------------  -----------------   -----------------
     Net increase (decrease) in net
      assets from operations        $       1,382,803  $       1,692,621   $         188,634  $       2,427,022   $          15,757
                                    =================  =================   =================  =================   =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                              THE DREYFUS
                                      INVESCO V.I.                             SOCIALLY
                                        MANAGED           JANUS ASPEN         RESPONSIBLE
                                     VOLATILITY FUND    JANUS PORTFOLIO       GROWTH FUND,
                                        SERIES I         INSTITUTIONAL       INC. INITIAL
                                       SHARES (a)           SHARES              SHARES
                                    -----------------  -----------------   -----------------
INVESTMENT INCOME:
  Dividends                         $         236,153  $             496   $          24,029

EXPENSES:
  Mortality and expense risk fees             103,062              1,723              29,012
  Administrative expense fees                  12,303                207               3,480
                                    -----------------  -----------------   -----------------
     Total expenses                           115,365              1,930              32,492
                                    -----------------  -----------------   -----------------

     Net investment income (loss)             120,788             (1,434)             (8,463)
                                    -----------------  -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Capital gain distributions                  386,241             10,281             157,156
  Net realized gain (loss) from
   sales of investments                       217,536              8,981             101,631
                                    -----------------  -----------------   -----------------
     Net realized gain (loss)                 603,777             19,262             258,787
  Change in unrealized gain (loss)            668,279             (2,808)              6,693
                                    -----------------  -----------------   -----------------
     Net realized and unrealized
      gain (loss)                           1,272,056             16,454             265,480
                                    -----------------  -----------------   -----------------
     Net increase (decrease) in net
      assets from operations        $       1,392,844  $          15,020   $         257,017
                                    =================  =================   =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                       ALGER CAPITAL APPRECIATION
                                        ALGER BALANCED PORTFOLIO              PORTFOLIO                    DEUTSCHE BOND VIP
                                               CLASS I-2                      CLASS I-2                        CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $      128,759  $      (65,537) $     (284,375) $     (205,798) $      528,784  $      664,149
  Net realized gain (loss)                  421,009          55,537       4,708,802       3,626,897          24,061            (231)
  Change in unrealized gain (loss)        1,443,680       3,413,567      (1,965,293)      2,193,331         707,016      (1,974,353)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                 1,993,448       3,403,567       2,459,134       5,614,430       1,259,861      (1,310,435)
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      69,362          21,638          39,473          50,262          58,829         105,686
  Withdrawals                            (2,288,760)     (2,138,056)     (2,510,189)     (1,539,402)     (2,704,273)     (2,704,095)
  Contract benefits                      (1,711,554)     (1,906,782)     (1,425,537)     (1,390,304)     (2,166,684)     (1,801,985)
  Contract charges                          (76,931)        (79,017)        (62,614)        (57,741)        (64,294)        (76,164)
  Transfers                                 549,536         781,634         939,712         222,475         550,874        (732,016)
  Other transfers from (to) the
   General Account                          625,111         613,646         376,750          67,919       1,061,130         257,270
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions     (2,833,236)     (2,706,937)     (2,642,405)     (2,646,791)     (3,264,418)     (4,951,304)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                  (839,788)        696,630        (183,271)      2,967,639      (2,004,557)     (6,261,739)

NET ASSETS:
  Beginning of year                      26,967,150      26,270,520      21,348,971      18,381,332      25,292,020      31,553,759
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   26,127,362  $   26,967,150  $   21,165,700  $   21,348,971  $   23,287,463  $   25,292,020
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                      DEUTSCHE CAPITAL GROWTH VIP       DEUTSCHE CORE EQUITY VIP     DEUTSCHE EQUITY 500 INDEX VIP
                                             CLASS A (a)                       CLASS A (a)                    CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $     (722,896) $     (115,722) $     (210,123) $       33,218  $      167,237  $      144,700
  Net realized gain (loss)               10,160,118       3,653,467       3,954,286       2,440,326       5,107,083       2,725,615
  Change in unrealized gain (loss)          467,662      21,879,996       2,707,899      17,340,466      (1,222,557)      7,038,588
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                 9,904,884      25,417,741       6,452,062      19,814,010       4,051,763       9,908,903
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     159,579         209,944          50,636         125,333         138,947          14,774
  Withdrawals                            (6,735,931)     (6,244,328)     (5,857,007)     (4,958,669)     (4,323,264)     (2,790,896)
  Contract benefits                      (5,470,782)     (5,369,060)     (5,965,353)     (5,550,074)     (3,232,680)     (2,485,926)
  Contract charges                         (257,905)       (256,852)       (127,005)       (128,670)       (108,662)       (112,146)
  Transfers                              (1,763,241)     (2,970,557)     (1,131,633)       (258,932)     (1,435,780)        993,452
  Other transfers from (to) the
   General Account                        1,059,467         433,658       1,750,186         634,197         330,620         407,088
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions    (13,008,813)    (14,197,195)    (11,280,176)    (10,136,815)     (8,630,819)     (3,973,654)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (3,103,929)     11,220,546      (4,828,114)      9,677,195      (4,579,056)      5,935,249

NET ASSETS:
  Beginning of year                      95,967,538      84,746,992      70,200,449      60,523,254      40,361,463      34,426,214
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   92,863,609  $   95,967,538  $   65,372,335  $   70,200,449  $   35,782,407  $   40,361,463
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                DEUTSCHE
                                       DEUTSCHE GLOBAL EQUITY VIP      DEUTSCHE GLOBAL GROWTH VIP       GLOBAL INCOME BUILDER VIP
                                              CLASS A (a)                    CLASS A (a)                       CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $       58,415  $      162,567  $      (43,279) $      (16,912) $      876,992  $      360,558
  Net realized gain (loss)                 (122,987)       (411,351)         13,054        (810,710)      5,810,510         573,729
  Change in unrealized gain (loss)           23,848       2,837,190         (93,518)      3,170,962      (5,424,323)      6,516,187
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                   (40,724)      2,588,406        (123,743)      2,343,340       1,263,179       7,450,474
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      47,087          35,139          10,646           3,816          31,744          42,906
  Withdrawals                            (1,174,295)       (899,557)       (659,979)       (653,094)     (4,250,786)     (3,852,303)
  Contract benefits                        (711,906)       (612,418)       (576,942)     (4,128,074)     (3,688,646)     (3,742,432)
  Contract charges                          (38,799)        (39,818)        (34,583)        (36,189)        (92,733)        (98,385)
  Transfers                                 (55,715)       (311,843)       (624,638)       (336,021)        639,390        (123,512)
  Other transfers from (to) the
   General Account                          115,518          42,620         292,641         149,346       1,615,067         628,295
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions     (1,818,110)     (1,785,877)     (1,592,855)     (5,000,216)     (5,745,964)     (7,145,431)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (1,858,834)        802,529      (1,716,598)     (2,656,876)     (4,482,785)        305,043

NET ASSETS:
  Beginning of year                      16,497,090      15,694,561      12,290,025      14,946,901      53,628,597      53,323,554
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   14,638,256  $   16,497,090  $   10,573,427  $   12,290,025  $   49,145,812  $   53,628,597
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                                      DEUTSCHE GOVERNMENT & AGENCY
                                     DEUTSCHE GLOBAL SMALL CAP VIP          SECURITIES VIP              DEUTSCHE HIGH INCOME VIP
                                              CLASS A (a)                     CLASS A (a)                     CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $     (110,668) $     (159,584) $      267,453  $      601,947  $    2,238,902  $    2,715,764
  Net realized gain (loss)                3,005,364       2,457,842        (383,736)      1,143,798          88,158          90,313
  Change in unrealized gain (loss)       (4,048,936)      3,888,872       1,248,628      (3,402,534)     (2,083,940)        (20,015)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                (1,154,240)      6,187,130       1,132,345      (1,656,789)        243,120       2,786,062
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      73,576           9,774          66,945          18,287          96,676          11,999
  Withdrawals                            (1,555,304)     (1,366,121)     (2,925,063)     (3,761,742)     (4,202,223)     (3,942,558)
  Contract benefits                        (736,898)     (1,355,494)     (2,392,643)     (2,541,707)     (2,476,873)     (2,182,733)
  Contract charges                          (57,195)        (58,602)        (80,865)       (100,121)        (78,633)        (89,783)
  Transfers                                (332,345)     (1,250,464)     (1,288,233)     (1,659,519)     (4,292,064)     (1,243,491)
  Other transfers from (to) the
   General Account                           80,629          45,899         228,050         321,728         686,044         306,939
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions     (2,527,537)     (3,975,008)     (6,391,809)     (7,723,074)    (10,267,073)     (7,139,627)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (3,681,777)      2,212,122      (5,259,464)     (9,379,863)    (10,023,953)     (4,353,565)

NET ASSETS:
  Beginning of year                      22,317,967      20,105,845      31,510,359      40,890,222      43,165,074      47,518,639
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   18,636,190  $   22,317,967  $   26,250,895  $   31,510,359  $   33,141,121  $   43,165,074
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                       DEUTSCHE INTERNATIONAL VIP     DEUTSCHE LARGE CAP VALUE VIP      DEUTSCHE MONEY MARKET VIP
                                              CLASS A (a)                     CLASS A (a)                     CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $       39,548  $      484,901  $      297,302  $      616,335  $     (465,922) $     (513,034)
  Net realized gain (loss)                  (21,616)       (120,946)      3,761,668       1,923,365              --              --
  Change in unrealized gain (loss)       (1,623,881)      1,740,874       4,927,378      23,782,563              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                (1,605,949)      2,104,829       8,986,348      26,322,263        (465,922)       (513,034)
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      35,946           9,000         266,236         122,394         133,163         241,911
  Withdrawals                              (852,704)     (1,240,911)     (8,634,857)     (8,509,919)     (6,168,712)    (12,453,005)
  Contract benefits                        (530,067)       (895,892)     (6,215,685)     (6,829,824)     (2,701,865)     (1,630,876)
  Contract charges                          (33,229)        (35,319)       (267,093)       (277,879)        (96,814)       (109,638)
  Transfers                                 397,058         550,230      (1,181,920)     (3,904,389)      4,252,692       3,354,923
  Other transfers from (to) the
   General Account                           81,120          49,700       1,486,177         680,944       4,945,576       6,653,123
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions       (901,876)     (1,563,192)    (14,547,142)    (18,718,673)        364,040      (3,943,561)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (2,507,825)        541,637      (5,560,794)      7,603,590        (101,882)     (4,456,595)

NET ASSETS:
  Beginning of year                      12,838,722      12,297,085     105,800,994      98,197,404      33,034,348      37,490,944
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   10,330,897  $   12,838,722  $  100,240,200  $  105,800,994  $   32,932,466  $   33,034,348
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                DEUTSCHE                        DEUTSCHE                        DEUTSCHE
                                        SMALL MID CAP GROWTH VIP         SMALL MID CAP VALUE VIP        UNCONSTRAINED INCOME VIP
                                              CLASS A (a)                     CLASS A (a)                     CLASS A (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $     (513,981) $     (454,536) $     (267,698) $     (127,111) $      675,521  $      839,777
  Net realized gain (loss)                2,403,066       1,456,097       1,919,062       1,227,536          36,661         861,836
  Change in unrealized gain (loss)         (506,282)     11,003,000          41,257      12,358,326        (523,548)     (2,291,902)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                 1,382,803      12,004,561       1,692,621      13,458,751         188,634        (590,289)
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      76,290         124,601          68,801          56,406          23,838         106,830
  Withdrawals                            (2,621,114)     (2,358,335)     (3,968,763)     (3,520,975)     (2,128,047)     (1,741,707)
  Contract benefits                      (1,868,108)     (1,795,972)     (1,754,620)    (10,003,074)     (1,848,872)     (1,090,020)
  Contract charges                         (106,899)       (104,250)       (119,238)       (124,479)        (60,769)        (74,579)
  Transfers                              (1,135,906)       (467,154)     (1,178,913)     (1,293,684)       (287,520)     (1,646,978)
  Other transfers from (to) the
   General Account                          265,457         140,716         268,813         216,599         839,262         164,332
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions     (5,390,280)     (4,460,394)     (6,683,920)    (14,669,207)     (3,462,108)     (4,282,122)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (4,007,477)      7,544,167      (4,991,299)     (1,210,456)     (3,273,474)     (4,872,411)

NET ASSETS:
  Beginning of year                      39,096,283      31,552,116      47,238,358      48,448,814      19,798,830      24,671,241
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   35,088,806  $   39,096,283  $   42,247,059  $   47,238,358  $   16,525,356  $   19,798,830
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                                            GOLDMAN SACHS                       INVESCO
                                                DREYFUS                  VIT GLOBAL MARKETS             V.I. MANAGED VOLATILITY
                                       IP MIDCAP STOCK PORTFOLIO            NAVIGATOR FUND                       FUND
                                             INITIAL SHARES                 SERVICE SHARES                SERIES I SHARES (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       $      (94,901) $        2,829  $       (4,516) $         (195) $      120,788  $      123,793
  Net realized gain (loss)                1,564,717       1,093,105           3,965             800         603,777         258,735
  Change in unrealized gain (loss)          957,206       5,806,813          16,308             838         668,279         367,784
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from operations                 2,427,022       6,902,747          15,757           1,443       1,392,844         750,312
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      28,685          76,266              --              --          12,529         112,916
  Withdrawals                            (2,331,770)     (1,799,088)         (9,695)         (7,836)       (935,372)       (671,397)
  Contract benefits                      (1,079,261)     (1,282,350)             --              --        (732,956)       (515,943)
  Contract charges                          (77,832)        (78,594)         (1,243)            (58)        (24,693)        (26,898)
  Transfers                                (559,867)     (1,444,538)        300,400          41,770         603,952        (325,956)
  Other transfers from (to) the
   General Account                          247,564         119,539             164               4          81,953         209,679
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets from Contract transactions     (3,772,481)     (4,408,765)        289,626          33,880        (994,587)     (1,217,599)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net increase (decrease) in net
   assets                                (1,345,459)      2,493,982         305,383          35,323         398,257        (467,287)

NET ASSETS:
  Beginning of year                      25,164,687      22,670,705          38,734           3,411       7,600,218       8,067,505
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year                        $   23,819,228  $   25,164,687  $      344,117  $       38,734  $    7,998,475  $    7,600,218
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               THE DREYFUS SOCIALLY RESPONSIBLE
                                                              JANUS ASPEN JANUS PORTFOLIO              GROWTH FUND, INC.
                                                                 INSTITUTIONAL SHARES                   INITIAL SHARES
                                                           ---------------------------------   ---------------------------------
                                                                2014              2013              2014              2013
                                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                             $        (1,434)  $          (837)  $        (8,463)  $        (3,220)
  Net realized gain (loss)                                          19,262             1,806           258,787           104,366
  Change in unrealized gain (loss)                                  (2,808)           32,125             6,693           520,600
                                                           ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from operations             15,020            33,094           257,017           621,746
                                                           ---------------   ---------------   ---------------   ---------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                                                 --                --                90                35
  Withdrawals                                                       (6,551)           (6,844)         (153,353)         (149,061)
  Contract benefits                                                (12,186)           (8,301)          (51,876)         (102,841)
  Contract charges                                                    (302)             (265)           (8,090)           (8,147)
  Transfers                                                        (17,663)           (9,297)          (66,002)          (99,486)
  Other transfers from (to) the General Account                         --             2,397            27,240            61,341
                                                           ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from Contract
   transactions                                                    (36,702)          (22,310)         (251,991)         (298,159)
                                                           ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets                            (21,682)           10,784             5,026           323,587

NET ASSETS:
  Beginning of year                                                143,820           133,036         2,341,455         2,017,868
                                                           ---------------   ---------------   ---------------   ---------------
  End of year                                              $       122,138   $       143,820   $     2,346,481   $     2,341,455
                                                           ===============   ===============   ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account KG (the "Separate Account"), which funds the Scudder Gateway Advisor, Scudder Gateway Elite, Scudder Gateway Plus, and Scudder Gateway Incentive variable annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on November 1, 1990, for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic
(Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

     Prior to April 30, 2013, Commonwealth Annuity was a wholly-owned subsidiary of The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs contributed several of its insurance subsidiaries, including Commonwealth Annuity, to GAFG, a newly formed holding company, and to certain subsidiaries of GAFG. Goldman Sachs owns approximately 20% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 80% of the outstanding ordinary shares.

     Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or Commonwealth Annuity by the SEC.

     Epoch Securities, Inc. ("Epoch") is the principal underwriter for the Separate Account. Epoch, an affiliate of Commonwealth Annuity, is a wholly-owned subsidiary of Global Atlantic (Fin) Company, and is a wholly-owned indirect subsidiary of GAFG.

     The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Twenty-three Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

     Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Deutsche Investment VIT Funds
Deutsche Variable Series I
Deutsche Variable Series II
Dreyfus Investment Portfolio
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
The Alger Portfolios
The Dreyfus Socially Responsible Growth Fund, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered

SEPARATE ACCOUNT KG

NOTE 1 - ORGANIZATION (CONTINUED)

under the 1940 Act.

     The following Underlying Funds were renamed as indicated:

DATE                      NEW NAME                                                  OLD NAME
----                      --------                                                  --------
April 30, 2014            Invesco V.I. Managed Volatility Fund Series I Shares      Invesco V.I. Utilities Fund Series I Shares
May 1, 2014               DWS Global Small Cap VIP Class A                          DWS Global Small Cap Growth VIP Class A
August 11, 2014           Deutsche Bond VIP Class A                                 DWS Bond VIP Class A
August 11, 2014           Deutsche Capital Growth VIP Class A                       DWS Capital Growth VIP Class A
August 11, 2014           Deutsche Core Equity VIP Class A                          DWS Core Equity VIP Class A
August 11, 2014           Deutsche Equity 500 Index VIP Class A                     DWS Equity 500 Index VIP Class A
August 11, 2014           Deutsche Global Equity VIP Class A                        DWS Global Equity VIP Class A
August 11, 2014           Deutsche Global Growth VIP Class A                        DWS Global Growth VIP Class A
August 11, 2014           Deutsche Global Income Builder VIP Class A                DWS Global Income Builder VIP Class A
August 11, 2014           Deutsche Global Small Cap VIP Class A                     DWS Global Small Cap VIP Class A
August 11, 2014           Deutsche Government & Agency Securities VIP Class A       DWS Government & Agency Securities VIP Class A
August 11, 2014           Deutsche High Income VIP Class A                          DWS High Income VIP Class A
August 11, 2014           Deutsche International VIP Class A                        DWS International VIP Class A
August 11, 2014           Deutsche Large Cap Value VIP Class A                      DWS Large Cap Value VIP Class A
August 11, 2014           Deutsche Money Market VIP Class A                         DWS Money Market VIP Class A
August 11, 2014           Deutsche Small Mid Cap Growth VIP Class A                 DWS Small Mid Cap Growth VIP Class A
August 11, 2014           Deutsche Small Mid Cap Value VIP Class A                  DWS Small Mid Cap Value VIP Class A
August 11, 2014           Deutsche Unconstrained Income VIP Class A                 DWS Unconstrained Income VIP Class A

     From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Accounts are closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNTS
Dreyfus IP MidCap Stock Portfolio Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     SUBSEQUENT EVENTS - For the year ended December 31, 2014, Commonwealth Annuity evaluated subsequent events through March 31, 2015; the issuance date of the financial statements.

     INVESTMENTS - Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying

SEPARATE ACCOUNT KG

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

     FINANCIAL INSTRUMENTS - The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

     U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

                         Basis of Fair Value Measurement

     Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

     Level 2 Inputs to valuation techniques are observable either directly or indirectly.

     Level 3 One or more inputs to valuation techniques are both significant and unobservable.

     The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

     RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY - These represent transactions not settled with the general account.

     ANNUITIZED CONTRACTS - Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A or Annuity 2000 mortality tables. Depending on the product the assumed investment return can be 3.0, 3.5, 5.0, or 7.0 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

     UNITS OUTSTANDING AND UNIT FAIR VALUES BY DISTRIBUTION CATEGORY - The units outstanding represent the total number of units outstanding for the Sub-Account for the noted distribution category. A dash denotes the Sub-Account has no investors. The unit fair value is the measurement used in determining the value of a unit. The unit fair value varies to reflect the investment experience of the Sub-Account and any assessment of charges against the Sub-Account's net assets. A dash denotes the investment option is not available for the noted distribution category.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract owners may allocate their Contract values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account ("GPA"). The

SEPARATE ACCOUNT KG

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate. The GPA is included in Separate Account GPA, a non-registered Separate Account offered by Commonwealth Annuity, which offers fixed rates of interest for specified periods.

     Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed and GPA) reduced by applicable deductions, charges, and state premium taxes. Withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Transfers are amounts that Contract owners have directed to be moved among variable Sub-Accounts and the GPA. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2014.

     DIVERSIFICATION REQUIREMENT - Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

     A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, Contract deductions are made from each on a pro-rata basis. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

SEPARATE ACCOUNT KG

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

                                                                                                              SCUDDER
                                                                                                              GATEWAY
                                 SCUDDER                                                   SCUDDER         INCENTIVE WITH
                                 GATEWAY            SCUDDER           SCUDDER              GATEWAY         ENHANCED DEATH
                                 ADVISOR         GATEWAY ELITE      GATEWAY PLUS          INCENTIVE        BENEFIT RIDER
                            ----------------    ---------------     ------------       ----------------    -------------
Mortality and Expense Risk
   Frequency                      Daily              Daily               Daily               Daily              Daily
   Deduction Method          Unit Fair Value    Unit Fair Value     Unit Fair Value     Unit Fair Value    Unit Fair Value
   Rate (Annual)                  1.25%              1.25%               1.25%               1.30%              1.30%

Administrative Expense
   Frequency                      Daily              Daily               Daily               Daily              Daily
   Deduction Method          Unit Fair Value    Unit Fair Value     Unit Fair Value     Unit Fair Value    Unit Fair Value
   Rate (Annual)                  0.15%              0.15%               0.15%               0.15%              0.15%

Contract Fee
   Frequency                  Annually, and      Annually, and       Annually, and       Annually, and      Annually, and
                                upon full          upon full           upon full           upon full          upon full
                            surrender of the      surrender of        surrender of     surrender of the      surrender of
                                Contract          the Contract        the Contract         Contract          the Contract
   Deduction Method            Individual          Individual          Individual         Individual          Individual
                                Contract            Contract            Contract           Contract            Contract
   Maximum Annual Fee              $35                $35                 $35                 $35                $35

Optional Rider Fees
   Frequency                       NA                  NA                  NA                 NA               Monthly
   Deduction Method                NA                  NA                  NA                 NA           Unit Fair Value
   Rate (Annual)                   NA                  NA                  NA                 NA                0.25%

Optional Rider Fees
   Frequency                     Monthly            Monthly             Monthly             Monthly            Monthly
   Deduction Method            Individual          Individual          Individual         Individual          Individual
                                Contract            Contract            Contract           Contract            Contract
   Rate (Annual)               0.15%-0.80%        0.15%-0.55%         0.15%-1.10%            0.30%              0.30%

        A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8.5% of the amount surrendered or redeemed.

        Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

SEPARATE ACCOUNT KG

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

        The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of these fees and charges are available in the product prospectuses.

        Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2014, management fees of the underlying Goldman Sachs VIT fund were paid directly by the fund to GSAM in its capacity as investment manager and administrator of the Goldman Sachs VIT fund.

        The Goldman Sachs VIT fund's advisory agreement provides for the fund to pay a fee equal to an annual rate of 0.78% of the fund's average daily net assets. According to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, the Goldman Sachs VIT fund paid a fee equal to an annual rate of 0.25% of the fund's average daily net assets.

NOTE 4 - CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding were as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------
                                                                              2014               2013
                                                                         ---------------    ---------------
ALGER BALANCED PORTFOLIO CLASS I-2
 Issuance of Units                                                             1,510,048          3,216,092
 Redemption of Units                                                          (3,511,709)        (5,325,193)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (2,001,661)        (2,109,101)
                                                                         ===============    ===============

ALGER CAPITAL APPRECIATION PORTFOLIO CLASS I-2
 Issuance of Units                                                             1,351,341          1,524,144
 Redemption of Units                                                          (2,856,142)        (3,452,059)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (1,504,801)        (1,927,915)
                                                                         ===============    ===============

DEUTSCHE BOND VIP CLASS A (a)
 Issuance of Units                                                             1,900,032          3,417,637
 Redemption of Units                                                          (4,090,565)        (6,824,049)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (2,190,533)        (3,406,412)
                                                                         ===============    ===============

DEUTSCHE CAPITAL GROWTH VIP CLASS A (a)
 Issuance of Units                                                             2,099,190          2,504,873
 Redemption of Units                                                          (9,936,278)       (12,792,899)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (7,837,088)       (10,288,026)
                                                                         ===============    ===============

DEUTSCHE CORE EQUITY VIP CLASS A (a)
 Issuance of Units                                                             2,732,304          5,884,912
 Redemption of Units                                                         (10,638,725)       (14,406,692)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (7,906,421)        (8,521,780)
                                                                         ===============    ===============

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------
                                                                              2014               2013
                                                                         ---------------    ---------------
DEUTSCHE EQUITY 500 INDEX VIP CLASS A (a)
 Issuance of Units                                                             3,646,283          5,319,054
 Redemption of Units                                                          (9,606,609)        (8,463,704)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (5,960,326)        (3,144,650)
                                                                         ===============    ===============

DEUTSCHE GLOBAL EQUITY VIP CLASS A (a)
 Issuance of Units                                                               365,982            883,426
 Redemption of Units                                                          (1,431,920)        (2,037,773)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (1,065,938)        (1,154,347)
                                                                         ===============    ===============

DEUTSCHE GLOBAL GROWTH VIP CLASS A (a)
 Issuance of Units                                                               404,140            498,097
 Redemption of Units                                                          (1,252,247)        (3,563,822)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                       (848,107)        (3,065,725)
                                                                         ===============    ===============

DEUTSCHE GLOBAL INCOME BUILDER VIP CLASS A (a)
 Issuance of Units                                                             1,561,722          2,172,249
 Redemption of Units                                                          (4,576,131)        (6,296,980)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (3,014,409)        (4,124,731)
                                                                         ===============    ===============

DEUTSCHE GLOBAL SMALL CAP VIP CLASS A (a)
 Issuance of Units                                                               391,314            676,160
 Redemption of Units                                                          (1,316,436)        (2,326,696)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                       (925,122)        (1,650,536)
                                                                         ===============    ===============

DEUTSCHE GOVERNMENT & AGENCY SECURITIES VIP CLASS A (a)
 Issuance of Units                                                             1,103,826          3,331,626
 Redemption of Units                                                          (4,494,391)        (7,527,704)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (3,390,565)        (4,196,078)
                                                                         ===============    ===============

DEUTSCHE HIGH INCOME VIP CLASS A (a)
 Issuance of Units                                                             1,469,370          3,890,657
 Redemption of Units                                                          (6,028,212)        (7,256,141)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (4,558,842)        (3,365,484)
                                                                         ===============    ===============

DEUTSCHE INTERNATIONAL VIP CLASS A (a)
 Issuance of Units                                                               839,242          1,447,285
 Redemption of Units                                                          (1,679,614)        (2,949,566)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                       (840,372)        (1,502,281)
                                                                         ===============    ===============

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------
                                                                              2014               2013
                                                                         ---------------    ---------------
DEUTSCHE LARGE CAP VALUE VIP CLASS A (a)
 Issuance of Units                                                             1,624,123          1,891,410
 Redemption of Units                                                          (6,608,824)        (9,344,742)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (4,984,701)        (7,453,332)
                                                                         ===============    ===============

DEUTSCHE MONEY MARKET VIP CLASS A (a)
 Issuance of Units                                                            15,259,247         21,348,287
 Redemption of Units                                                         (14,974,297)       (24,615,213)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                        284,950         (3,266,926)
                                                                         ===============    ===============

DEUTSCHE SMALL MID CAP GROWTH VIP CLASS A (a)
 Issuance of Units                                                             1,155,411          1,710,133
 Redemption of Units                                                          (4,197,263)        (4,719,566)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (3,041,852)        (3,009,433)
                                                                         ===============    ===============

DEUTSCHE SMALL MID CAP VALUE VIP CLASS A (a)
 Issuance of Units                                                               315,719            912,378
 Redemption of Units                                                          (2,067,217)        (5,505,605)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (1,751,498)        (4,593,227)
                                                                         ===============    ===============

DEUTSCHE UNCONSTRAINED INCOME VIP CLASS A (a)
 Issuance of Units                                                               953,916          1,683,146
 Redemption of Units                                                          (2,600,523)        (3,750,172)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (1,646,607)        (2,067,026)
                                                                         ===============    ===============

DREYFUS IP MIDCAP STOCK PORTFOLIO INITIAL SHARES
 Issuance of Units                                                               155,055            301,591
 Redemption of Units                                                          (1,638,893)        (2,364,505)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                     (1,483,838)        (2,062,914)
                                                                         ===============    ===============

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES
 Issuance of Units                                                               313,010             51,923
 Redemption of Units                                                             (59,828)           (22,162)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                        253,182             29,761
                                                                         ===============    ===============

INVESCO V.I. MANAGED VOLATILITY FUND SERIES I SHARES (a)
 Issuance of Units                                                               982,250          1,256,825
 Redemption of Units                                                          (1,657,515)        (2,195,051)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                       (675,265)          (938,226)
                                                                         ===============    ===============

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------
                                                                              2014               2013
                                                                         ---------------    ---------------
JANUS ASPEN JANUS PORTFOLIO INSTITUTIONAL SHARES
 Issuance of Units                                                                 1,660              6,773
 Redemption of Units                                                             (29,135)           (28,612)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                        (27,475)           (21,839)
                                                                         ===============    ===============
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC  INITIAL SHARES
 Issuance of Units                                                               127,159             71,605
 Redemption of Units                                                            (333,837)          (352,363)
                                                                         ---------------    ---------------
  Net increase (decrease)                                                       (206,678)          (280,758)
                                                                         ===============    ===============

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2014 were as follows:

                       INVESTMENT PORTFOLIOS                               PURCHASES            SALES
                       ---------------------                               ---------            -----
Alger Balanced Portfolio Class I-2                                       $     1,646,020    $     4,350,497
Alger Capital Appreciation Portfolio Class I-2                                 4,495,560          4,342,200
Deutsche Bond VIP Class A (a)                                                  2,449,613          5,185,247
Deutsche Capital Growth VIP Class A (a)                                        6,588,286         14,973,832
Deutsche Core Equity VIP Class A (a)                                           1,862,134         13,352,432
Deutsche Equity 500 Index VIP Class A (a)                                      5,351,718         12,567,640
Deutsche Global Equity VIP Class A (a)                                           473,795          2,233,490
Deutsche Global Growth VIP Class A (a)                                           505,180          2,141,314
Deutsche Global Income Builder VIP Class A (a)                                 8,629,002          8,172,147
Deutsche Global Small Cap VIP Class A (a)                                      2,940,032          3,226,527
Deutsche Government & Agency Securities VIP Class A (a)                        1,699,386          7,823,741
Deutsche High Income VIP Class A (a)                                           4,938,240         12,966,411
Deutsche International VIP Class A (a)                                           785,407          1,647,735
Deutsche Large Cap Value VIP Class A (a)                                       3,406,528         17,656,368
Deutsche Money Market VIP Class A (a)                                         13,685,636         13,787,525
Deutsche Small Mid Cap Growth VIP Class A (a)                                  1,004,381          6,908,642
Deutsche Small Mid Cap Value VIP Class A (a)                                   1,012,633          7,748,386
Deutsche Unconstrained Income VIP Class A (a)                                  2,085,596          4,872,184
Dreyfus IP MidCap Stock Portfolio Initial Shares                                 495,759          4,227,170
Goldman Sachs VIT Global Markets Navigator Fund Service Shares                   359,806             71,967
Invesco V.I. Managed Volatility Fund Series I Shares (a)                       1,762,081          2,249,639
Janus Aspen Janus Portfolio Institutional Shares                                  12,830             40,685
The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares                287,590            390,888

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS

     Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                  AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                       ------------------------------
                             UNIT FAIR      UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE      TOTAL        TOTAL
                              VALUES          VALUES                      INCOME      RATIOS      RATIOS      RETURNS      RETURNS
                              LOWEST         HIGHEST          NET         RATIOS      LOWEST      HIGHEST      LOWEST      HIGHEST
                 UNITS        ($) (4)        ($) (4)       ASSETS ($)    (%) (1)      (%) (2)    (%) (2)     (%)(3)(4)    (%)(3)(4)
                 -----        -------        -------       ----------    -------      -------    -------     ---------    ---------
ALGER BALANCED PORTFOLIO CLASS I-2
2014           17,631,063       1.413392       1.484040     26,127,362        1.91        1.40        1.70        7.57         7.90
2013           19,632,724       1.313909       1.375378     26,967,150        1.17        1.40        1.70       13.32        13.69
2012           21,741,825       1.159482       1.209802     26,270,520        1.38        1.40        1.70        4.42         4.74
2011           25,918,662       1.110353       1.155004     29,904,888        2.87        1.40        1.70       (1.67)       (1.37)
2010           30,993,620       1.129252       1.171093     36,260,177        2.57        1.40        1.70        8.46         8.79
ALGER CAPITAL APPRECIATION PORTFOLIO CLASS I-2
2014           11,404,080       2.223970       1.843149     21,165,700        0.09        1.40        1.70       11.82        12.16
2013           12,908,881       1.988867       1.643299     21,348,971        0.36        1.40        1.70       32.89        33.32
2012           14,836,796       1.496607       1.232566     18,381,332        1.02        1.40        1.70       16.29        16.65
2011           16,434,820       1.286949       1.056672     17,458,921        0.12        1.40        1.70       (2.00)       (1.70)
2010           24,209,323       1.313190       1.074941     26,124,428        0.40        1.40        1.70       12.09        12.43
DEUTSCHE BOND VIP CLASS A (a)
2014           15,463,831       1.191404       1.512465     23,287,463        3.56        1.40        1.70        4.82         5.14
2013           17,654,364       1.136610       1.438514     25,292,020        3.77        1.40        1.70       (4.66)       (4.37)
2012           21,060,776       1.192165       1.504232     31,553,759         N/A        1.40        1.70        3.98         4.19
DEUTSCHE CAPITAL GROWTH VIP CLASS A (a)
2014           51,918,683       1.507340       1.794630     92,863,609        0.63        1.40        1.70       11.05        11.39
2013           59,755,771       1.357345       1.611133     95,967,538        1.28        1.40        1.70       32.38        32.79
2012           70,043,797       1.025312       1.213320     84,746,992        0.89        1.40        1.70       14.08        14.43
2011           83,713,364       0.898770       1.060342     88,525,938        0.65        1.40        1.70       (6.10)       (5.81)
2010           75,437,170       0.957128       1.125740     84,670,031        0.93        1.40        1.70       14.73        15.07
DEUTSCHE CORE EQUITY VIP CLASS A (a)
2014           42,956,097       1.646851       1.520661     65,372,335        1.10        1.40        1.70        9.92        10.26
2013           50,862,518       1.498162       1.379159     70,200,449        1.46        1.40        1.70       35.02        35.43
2012           59,384,298       1.109585       1.018343     60,523,254        0.74        1.40        1.70       13.85        14.19
2011           31,697,038       0.974640       0.891767     28,295,941        1.30        1.40        1.70       (1.84)       (1.54)
2010           36,733,422       0.992940       0.905747     33,313,949        1.67        1.40        1.70       12.45        12.80

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                       ------------------------------
                             UNIT FAIR      UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE      TOTAL        TOTAL
                              VALUES          VALUES                      INCOME      RATIOS      RATIOS      RETURNS      RETURNS
                              LOWEST         HIGHEST          NET         RATIOS      LOWEST      HIGHEST      LOWEST      HIGHEST
                 UNITS        ($) (4)        ($) (4)       ASSETS ($)    (%) (1)      (%) (2)    (%) (2)     (%)(3)(4)    (%)(3)(4)
                 -----        -------        -------       ----------    -------      -------    -------     ---------    ---------
DEUTSCHE EQUITY 500 INDEX VIP CLASS A (a)
2014           22,813,484       1.644938       1.566427     35,782,407        1.87        1.40        1.70       11.46        11.80
2013           28,773,810       1.475764       1.401046     40,361,463        1.79        1.40        1.70       29.71        30.11
2012           31,918,460       1.137736       1.076854     34,426,214        1.74        1.40        1.70       13.73        14.08
2011           36,412,344       1.000359       0.943952     34,436,057        1.77        1.40        1.70        0.10         0.41
2010           43,593,221       0.999327       0.940108     41,114,810        1.93        1.40        1.70       12.75        13.10
DEUTSCHE GLOBAL EQUITY VIP CLASS A (a)
2014            8,645,149       1.346962       1.700678     14,638,256        1.79        1.40        1.70       (0.58)       (0.28)
2013            9,711,087       1.354838       1.705412     16,497,090        2.43        1.40        1.70       17.31        17.67
2012           10,865,434       1.154921       1.449358     15,694,561        2.88        1.40        1.70       15.35        15.70
2011           12,359,565       1.001250       1.252691     15,427,268        2.00        1.40        1.70      (13.57)      (13.30)
2010           14,955,456       1.158434       1.444939     21,540,872        2.33        1.40        1.70        9.05         9.38
DEUTSCHE GLOBAL GROWTH VIP CLASS A (a)
2014            5,768,949       1.589547       1.837628     10,573,427        1.04        1.40        1.70       (1.59)       (1.29)
2013            6,617,056       1.615175       1.861567     12,290,025        1.27        1.40        1.70       20.02        20.39
2012            9,682,781       1.345716       1.546276     14,946,901        1.45        1.40        1.70       16.58        16.94
2011           11,303,449       1.154317       1.322324     14,920,662        0.64        1.40        1.70      (15.84)      (15.59)
2010           14,205,923       1.371620       1.566473     22,218,621        0.97        1.40        1.70       11.72        12.06
DEUTSCHE GLOBAL INCOME BUILDER VIP CLASS A (a)
2014           25,817,005       1.327187       1.918839     49,145,812        3.10        1.40        1.70        2.07         2.38
2013           28,831,414       1.300331       1.874306     53,628,597        2.09        1.40        1.70       14.67        15.02
2012           32,956,145       1.133989       1.629590     53,323,554        1.58        1.40        1.70       11.06        11.40
2011           37,841,794       1.021060       1.462846     54,973,430        1.61        1.40        1.70       (3.10)       (2.81)
2010           43,921,276       1.053750       1.505083     65,647,086        3.23        1.40        1.70        9.34         9.67
DEUTSCHE GLOBAL SMALL CAP VIP CLASS A (a)
2014            6,997,318       1.918258       2.670913     18,636,190        0.88        1.40        1.70       (5.76)       (5.47)
2013            7,922,440       2.035477       2.825508     22,317,967        0.66        1.40        1.70       33.66        34.06
2012            9,572,976       1.522916       2.107581     20,105,845        0.69        1.40        1.70       13.41        13.76
2011           11,430,544       1.342850       1.852728     21,104,294        1.77        1.40        1.70      (11.43)      (11.16)
2010           14,103,136       1.516194       2.085504     29,243,577        0.41        1.40        1.70       24.49        24.87

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                       ------------------------------
                             UNIT FAIR      UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE      TOTAL        TOTAL
                              VALUES          VALUES                      INCOME      RATIOS      RATIOS      RETURNS      RETURNS
                              LOWEST         HIGHEST          NET         RATIOS      LOWEST      HIGHEST      LOWEST      HIGHEST
                 UNITS        ($) (4)        ($) (4)       ASSETS ($)    (%) (1)      (%) (2)    (%) (2)     (%)(3)(4)    (%)(3)(4)
                 -----        -------        -------       ----------    -------      -------    -------     ---------    ---------
DEUTSCHE GOVERNMENT & AGENCY SECURITIES VIP CLASS A (a)
2014           13,781,255       1.479994       1.912147     26,250,895        2.33        1.40        1.70        3.50         3.82
2013           17,171,820       1.429885       1.841783     31,510,359        3.09        1.40        1.70       (4.67)       (4.38)
2012           21,367,898       1.499991       1.926207     40,890,222        4.02        1.40        1.70        1.18         1.48
2011           26,260,724       1.482563       1.898027     49,509,586        4.43        1.40        1.70        5.64         5.96
2010           32,865,035       1.403445       1.791275     58,465,317        4.78        1.40        1.70        4.80         5.12
DEUTSCHE HIGH INCOME VIP CLASS A (a)
2014           15,066,588       1.959217       2.203730     33,141,121        7.09        1.40        1.70       (0.25)        0.05
2013           19,625,430       1.964179       2.202600     43,165,074        7.53        1.40        1.70        6.10         6.42
2012           22,990,914       1.851282       2.069679     47,518,639        8.18        1.40        1.70       12.96        13.31
2011           26,718,857       1.638871       1.826628     48,723,165        9.22        1.40        1.70        2.07         2.38
2010           32,105,809       1.605602       1.784106     57,188,044        8.36        1.40        1.70       12.06        12.40
DEUTSCHE INTERNATIONAL VIP CLASS A (a)
2014           10,307,347       0.921363       1.004305     10,330,897        1.75        1.40        1.70      (13.27)      (13.00)
2013           11,147,719       1.062290       1.154380     12,838,722        5.36        1.40        1.70       18.21        18.57
2012           12,650,000       0.898666       0.973604     12,297,085        2.18        1.40        1.70       18.60        18.96
2011           14,695,866       0.757760       0.818442     12,012,684        1.84        1.40        1.70      (18.09)      (17.84)
2010           17,401,775       0.925118       0.996156     17,308,392        2.20        1.40        1.70       (0.10)        0.20
DEUTSCHE LARGE CAP VALUE VIP CLASS A (a)
2014           33,003,235       1.899701       3.081442    100,240,200        1.71        1.40        1.70        8.83         9.17
2013           37,987,936       1.745511       2.822712    105,800,994        2.01        1.40        1.70       28.69        29.09
2012           45,441,268       1.356324       2.186700     98,197,404        1.96        1.40        1.70        7.92         8.25
2011           53,976,435       1.256767       2.020023    107,720,485        1.22        1.40        1.70       (1.77)       (1.47)
2010           29,265,603       1.279383       2.050112     59,449,353        2.05        1.40        1.70        8.89         9.22
DEUTSCHE MONEY MARKET VIP CLASS A (a)
2014           27,648,174       0.972782       1.192461     32,932,466        0.01        1.40        1.70       (1.69)       (1.39)
2013           27,363,224       0.989531       1.209311     33,034,348        0.01        1.40        1.70       (1.68)       (1.38)
2012           30,630,150       1.006421       1.226184     37,490,944        0.01        1.40        1.70       (1.69)       (1.39)
2011           34,452,755       1.023772       1.243524     42,749,728        0.01        1.40        1.70       (1.69)       (1.39)
2010           34,739,609       1.041416       1.261096     43,761,791        0.01        1.40        1.70       (1.69)       (1.39)

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                       ------------------------------
                             UNIT FAIR      UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE      TOTAL        TOTAL
                              VALUES          VALUES                      INCOME      RATIOS      RATIOS      RETURNS      RETURNS
                              LOWEST         HIGHEST          NET         RATIOS      LOWEST      HIGHEST      LOWEST      HIGHEST
                 UNITS        ($) (4)        ($) (4)       ASSETS ($)    (%) (1)      (%) (2)    (%) (2)     (%)(3)(4)    (%)(3)(4)
                 -----        -------        -------       ----------    -------      -------    -------     ---------    ---------
DEUTSCHE SMALL MID CAP GROWTH VIP CLASS A (a)
2014           19,028,208       1.140583       1.868700     35,088,806         N/A        1.40        1.70        3.90         4.22
2013           22,070,060       1.097767       1.793085     39,096,283        0.12        1.40        1.70       40.38        40.81
2012           25,079,493       0.781971       1.273376     31,552,116         N/A        1.40        1.70       12.41        12.75
2011           29,391,696       0.695665       1.129383     32,755,570        0.35        1.40        1.70       (5.54)       (5.25)
2010           17,597,739       0.736477       1.191987     20,723,835         N/A        1.40        1.70       27.24        27.63
DEUTSCHE SMALL MID CAP VALUE VIP CLASS A (a)
2014           10,757,568       3.314120       3.942652     42,247,059        0.81        1.40        1.70        3.73         4.05
2013           12,509,066       3.194870       3.789201     47,238,358        1.14        1.40        1.70       32.97        33.37
2012           17,102,293       2.402722       2.841034     48,448,814        1.15        1.40        1.70       11.83        12.17
2011           19,365,275       2.148512       2.532728     48,900,605        1.08        1.40        1.70       (7.68)       (7.40)
2010           22,777,204       2.327179       2.735011     62,090,269        1.30        1.40        1.70       20.98        21.35
DEUTSCHE UNCONSTRAINED INCOME VIP CLASS A (a)
2014            7,953,368       1.886007       2.082532     16,525,356        5.07        1.40        1.70        0.49         0.80
2013            9,599,975       1.876817       2.066079     19,798,830        5.25        1.40        1.70       (2.71)       (2.41)
2012           11,667,001       1.929051       2.117129     24,671,241        6.16        1.40        1.70       11.15        11.49
2011           13,530,308       1.735478       1.898889     25,659,040        5.66        1.40        1.70        3.52         3.83
2010           15,791,131       1.676493       1.828767     28,839,349        6.39        1.40        1.70        8.18         8.51
DREYFUS IP MIDCAP STOCK PORTFOLIO INITIAL SHARES
2014            8,869,298       2.368126       2.692604     23,819,228        1.03        1.40        1.70       10.19        10.52
2013           10,353,136       2.149214       2.436264     25,164,687        1.42        1.40        1.70       32.70        33.13
2012           12,416,050       1.619583       1.829966     22,670,705        0.47        1.40        1.70       17.64        18.00
2011           14,984,053       1.376720       1.550823     23,178,716        0.54        1.40        1.70       (1.31)       (1.01)
2010           19,950,678       1.395030       1.566675     31,150,251        1.02        1.40        1.70       24.94        25.32
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES
2014              286,200       1.202369       1.202369        344,117        0.04        1.40        1.40        2.49         2.49
2013               33,018       1.173138       1.173138         38,734        0.06        1.40        1.40       12.00        12.00
2012                3,257       1.047447       1.047447          3,411         N/A        1.40        1.40        4.74         4.74

(a) Name change. See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                       FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                       ------------------------------
                             UNIT FAIR      UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE      TOTAL        TOTAL
                              VALUES          VALUES                      INCOME      RATIOS      RATIOS      RETURNS      RETURNS
                              LOWEST         HIGHEST          NET         RATIOS      LOWEST      HIGHEST      LOWEST      HIGHEST
                 UNITS        ($) (4)        ($) (4)       ASSETS ($)    (%) (1)      (%) (2)    (%) (2)     (%)(3)(4)    (%)(3)(4)
                 -----        -------        -------       ----------    -------      -------    -------     ---------    ---------
INVESCO V.I. MANAGED VOLATILITY FUND SERIES I SHARES (a)
2014            5,216,567       1.471741       1.534779      7,998,475        2.90        1.40        1.70       18.52        18.88
2013            5,891,832       1.241779       1.291033      7,600,218        2.89        1.40        1.70        8.90         9.23
2012            6,830,058       1.140343       1.181965      8,067,505        3.01        1.40        1.70        1.84         2.15
2011            8,281,790       1.119687       1.157035      9,576,161        3.23        1.40        1.70       14.47        14.82
2010            8,527,221       0.978163       1.007713      8,588,246        3.54        1.40        1.70        4.49         4.81
JANUS ASPEN JANUS PORTFOLIO INSTITUTIONAL SHARES
2014               88,089       1.386540       1.386540        122,138        0.36        1.40        1.40       11.41        11.41
2013              115,564       1.244511       1.244511        143,820        0.77        1.40        1.40       28.54        28.54
2012              137,403       0.968216       0.968216        133,036        0.56        1.40        1.40       16.93        16.93
2011              129,630       0.828038       0.828038        107,338        0.55        1.40        1.40       (6.63)       (6.63)
2010              192,126       0.886819       0.886819        170,381        1.05        1.40        1.40       12.92        12.92
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. INITIAL SHARES
2014            1,778,128       1.337820       1.319519      2,346,481        1.04        1.40        1.70       11.56        11.86
2013            1,984,806       1.199167       1.179575      2,341,455        1.27        1.40        1.70       32.04        32.49
2012            2,265,564       0.908164       0.890325      2,017,868        0.82        1.40        1.70       10.08        10.41
2011            2,763,047       0.825022       0.806399      2,228,847        0.96        1.40        1.70       (0.80)       (0.51)
2010            3,391,336       0.831702       0.810561      2,750,403        0.89        1.40        1.70       12.87        13.21

(a) Name change. See Note 1.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS

     Financial Statements Included in Part A
     None

     Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Separate Account KG of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B

     Financial Statements Included in Part C
     None

(b)  EXHIBITS

     EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Initial Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

     EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

     EXHIBIT 3 (a)  Form of Service Agreement by and between Epoch Securities,
                    Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (b) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein

                    Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributor's Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

               (c) Shared Services Agreement dated August 5, 2010 between Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth will be filed in April of 2015 in Post-Effective Amendment No. 36 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

     EXHIBIT 4 The following documents were previously filed on June 18, 1999 in Registrant's Initial Registration Statement No. 333-81019/811-7767, and are incorporated by reference herein.

                    (a)  Contract Form A3028-99;
                    (b)  Specification Pages Form A8028-99;
                    (c)  Enhanced Death Benefit "EDB" Rider (Form 3263-99);
                    (d)  Enhanced Death Benefit "EDB" Rider (Form 3264-99);
                    (e)  Enhanced Death Benefit "EDB" Rider (Form 3265-99);
                    (f) Minimum Guaranteed Annuity Payout ("M-GAP") Rider (Form 3269-99);
                    (g)  Trail Employee Program Endorsement (Form 3274-99);

                    (h)  Trail Employee Program Endorsement (Form 3275-99)
                    (i) EER Rider (Form 3240-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.
                    (j) EDB Rider (Form 3241-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.
                    (k) Form of 7% EDB Rider (Form 3303-1) and 7% EDB Rider with Annual Step-up Rider (Form 3304-01 were previously filed on October 30, 2001 in Post-Effective Amendment No. 5 Registrant's Registration Statement No. 333-81019/811-07776, and is incorporated by reference herein.
                    (l) TSA-Endorsement 4012-07 (Rev. 12-08) was filed on April 28, 2009 in Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

     EXHIBIT 5 Application Form SML-1460K was previously filed on June 18, 1999 in Registrant's Initial Registration Statement No. 333-81019/811-7767, and is incorporated by reference herein.

     EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein. Bylaws, as amended of the Company, effective as of December 30, 2005 was previously filed on April 28, 2006 in Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

     EXHIBIT 7 (a)  Variable Annuity GMDB Reinsurance Agreement between
                    Commonwealth Annuity and Life Insurance Company and (Canada
                    Life) effective as of December 31, 2012 was filed in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (b) Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life Insurance Company and (Canada
                    Life) effective as of March 31, 2012 was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (c) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (d) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

     EXHIBIT 8 (a)  Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (b) Work Assignment dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (c)  Directors' Powers of Attorney are filed herewith.

     EXHIBIT 9 Opinion of Counsel was previously filed on April 25, 2008 in Registrant's Post-Effective Amendment No. 52 of Registration Statement Nos. 333-81019/811-7767, and is incorporated by reference.

     EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

     EXHIBIT 11     None.

     EXHIBIT 12     None.

     Exhibit 13 (a) Supplement dated April 29, 2012 Participation Agreements
                    (SVS I and SVS II) dated May 1, 2002 with Deutsche Investment Management Americas Inc (formerly Scudder Investments Inc.) and DWS Investments Distributors, Inc. (formerly Scudder Distributors) was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                    Participation Agreements (SVS I and SVS II) dated May 1, 2002 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

               (b) Amendment dated April 15, 2011 to the Fund Participation Agreement with Dreyfus was previously filed on April 29, 2011 in Registrant's Post-Effective Amendment No. 17 (Registration Statement No. 333-81019/811-7767), and is incorporated by reference herein.

                    Amendment dated December 15, 2001 with Dreyfus on April 28, 2003 in Post-Effective Amendment No. 11 of Registration Statement No. 33-09965/811-7767, and is incorporated by reference herein.

                    Amendment dated December 19, 2000 with Dreyfus was previously filed on April 27, 2001 in Post-Effective Amendment No. 8 of Registration Statement No.
                    333-09965/811-7767, and is incorporated by reference herein.

                    Participation Agreement with Dreyfus was previously filed on June 23, 1999 in Post-Effective Amendment No. 3 (Registration Statement Nos. 333-63091/811-7767), and is incorporated by reference herein.

               (c) Amendment dated June 1, 2002 with Alger was previously filed on April 28, 2003 in Post-Effective Amendment No. 8 of Registration Statement No. 333-81019/811-7767, and is incorporated by reference herein.

                    Amendment dated May 31, 2000 with Alger was previously filed in April 27, 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is incorporated by reference herein.

                    Amendment dated May 30, 2000 with Alger was previously filed in December 2000 in Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is incorporated by reference herein.

                    Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 7 of Registration Statement No. 333-09965/811-7767, and is incorporated by reference herein.

               (d) Amendment dated October 31, 2001 to the Participation Agreement with INVESCO was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                    Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed in April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                    Participation Agreement with INVESCO was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

               (e) Amendment No. 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                    Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

               (f) Amendment dated May 1, 2012, Amendment dated May 1, 2011, Amendment No. 3 dated February 11, 2011, Amendment dated September 1, 2010 and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein. Amendment dated May 1, 2011 to Participation Agreement,

                    Amendment No. 1 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                    Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

ITEM 25. DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

     7 World Trade Center
     250 Greenwich Street
     New York, NY 10007

----------
*Denotes Board of Directors

     (1)  82 Hopmeadow Street, Second Floor, Simsbury, CT 06089
     (2)  2250 Point Blvd, Suite 245, Elgin, IL 60123
     (3)  P.O. Box 1842, Wilson, WY 83014
     (4)  132 Turnpike Road, Suite 210, Southborough, MA 01772
     (5)  19 Par-La-Ville Road, Hamilton HM 11, Bermuda
     (6)  One Forethought Center, Batesville, IN 47006

NAME                                                  POSITION OR OFFICE WITH DEPOSITOR
-------------------------   ----------------------------------------------------------------------------
Allan Levine*               Director
Nicholas H. von Moltke*     Director, President and Chief Executive Officer
Hanben Kim Lee*             Director and Executive Vice President
Gilles M. Dellaert*         Director, Executive Vice President and Chief Investment Officer
Kathleen M. Redgate*        Director
Richard V. Spencer* (3)     Director
Michael Reardon* (4)        Director
Samuel Ramos                Executive Vice President, General Counsel and Secretary
Scott D. Silverman (5)      Senior Vice President and Assistant Secretary
John J. Fowler (4)          Senior Vice President, Chief Financial Officer and Treasurer
Peter Cai                   Chief Risk Officer
Joel Volcy (4)              Senior Vice President and Chief Operating Officer
Brian Hendry                Senior Vice President
Jonathan Hecht              Senior Vice President
Robert E. Winawer (4)       Senior Vice President
Robert J. Egan (4)          Senior Vice President and Chief Actuary and Valuation Actuary
Jane Grosso (4)             Senior Vice President and Controller
Deva Mishra                 Senior Vice President
Phillip Sherrill            Senior Vice President
Kevin Leavey (4)            Vice President and Product Actuary
Justin MacNeil (4)          Senior Vice President
Jason Roach (4)             Senior Vice President
Margot K. Wallin (4)        Vice President, Chief Compliance Officer, SIU Officer, and AML Officer
Elizabeth Gioia (1)         Vice President and 38a-1 Chief Compliance Officer
Sheila B. St. Hilaire (4)   Vice President, Assistant General Counsel and Assistant Secretary
Virginia Johnson (4)        Vice President, Assistant General Counsel and Assistant Secretary
Gary Silber                 Senior Vice President, Assistant General Counsel and

                            Assistant Secretary
Kevin Kimmerling (6)        Vice President, Assistant General Counsel and Assistant Secretary
Sarah Patterson (1)         Vice President, Assistant General Counsel and Assistant Secretary
Michael J. O'Neill (2)      Vice President of Marketing-403(b)
Valerie F. Zablocki (4)     Vice President
Brian R. Salvi (4)          Vice President
Gregory Antonuccio (4)      Vice President
Andrew Byers (4)            Vice President
Jason Izzo (4)              Vice President

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED

These entities are directly or indirectly controlled by or under common control with the Company.

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%---
                                                         |
                                                         |
                                                    ------------
                                                    |  GLOBAL  |
                                                    | ATLANTIC |
                                                    | FINANCIAL|-----------------------
                                                    |   LIFE   |                      |
                                                    |  LIMITED |                      |
                                                    | (Bermuda)|                      |
                                                    ------------                      |
                                                          |                           |
                                                         100%                         |
                                                          |                           |
                                                           ------------               |
                                                           |  GLOBAL  |               |
                                                           | ATLANTIC |               |
                          ---------------------------------|  (FIN)   |--------      100%
                          |                                | COMPANY  |       |       |
                        100%                               |(Delaware)|       |       |
                          |                                ------------       |       |
                   ---------------                                |           |       |
                   | FORETHOUGHT |                               21%          |       |
                   |  FINANCIAL  |                                |           |       |
                   |   GROUP,    |                                |           |       |
                   |     INC.    |                                |           |       |
                   | (Delaware)  |                                |           |       |
                   ---------------                                |           |       |
                          |                                       |           |       |
                          |                                       |           |       |
     ---------------------------------------------------          |           |       |
     |                |              |                 |          |           |       |
    100%             100%           100%              100%        |           |   ----------------
     |                |              |                 |          |           |   | COMMONWEALTH |
--------------- --------------- ---------------- ---------------  |           |   |   RE MIDCO   |
| FORETHOUGHT | | FORETHOUGHT | |  FORETHOUGHT | | FORETHOUGHT |  |           |   |    LIMITED   |
|    CAPITAL  | | INVESTMENT  | | DISTRIBUTORS,| |  SERVICES,  |  |           |   |   (Bermuda)  |
|   FUNDING,  | |  ADVISORS,  | |     LLC      | |     LLC     |  |           |   ----------------
|     INC.    | |     LLC     | |  (Delaware)  | |  (Delaware) |  |           |       |
|  (Delaware) | |  (Indiana)  | |              | |             |  |           |      100%
--------------- --------------- ---------------  ---------------  |           |       |
                                                   |   |          |           |   ----------------
                                                   |  79%         |           |   | COMMONWEALTH |
                                                   |   |  -----------------   |   |    ANNUITY   |
                                                   |   |  | COMMONWEALTH  |   |   |   AND LIFE   |
                                                   |   |--|   ANNUITY &   |   |   |  REINSURANCE |
                                                   |      |     LIFE      |   |   |    COMPANY   |
     -----------------------------------------------      |   INSURANCE   |   |   |    LIMITED   |
     |           |                 |                      |    COMPANY    |   |   |   (Bermuda)  |
     |           |                 |                      |(Massachusetts)|   |   ----------------
     |           |                 |                      -----------------   |---------------------
     |           |                 |                                |                   |          |
     |           |     ------------^-------------------------------------------         |          |
     |           |     |           |        |               |                 |         |          |  -------------
    100%        5%    95%          5%      95%             100%              100%       |        100% |  EPOCH    |
     |           |     |           |        |               |                 |         |          |  |SECURITIES,|
------------ ---------------      ---------------   -----------------   ------------    |          ---|   INC.    |
| FORELIFE | | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |  |(Delaware) |
|  AGENCY, | |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |  -------------
|   INC.   | |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
|(Indiana) | |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
------------ | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                    |             ---------------   ------------------        |         |          |  |   RISK   |
                    |                    |                                    |         |          |  | ADVISORS,|
                   100%                  |                                    |         |          |  |   L.P.   |
                    |                   100%                                  |         |          |  |(Delaware)|
                    |                    |                                    |         |          |  ------------
        -------------------      ---------------                              |        10%         |  ------------
        | FLIC PROPERTIES,|      | FORETHOUGHT |                              |         |        100% | GA RISK  |
        |       LLC       |      |  HOLDINGS,  |                              |         |          |  | ADVISORS,|
        |    (Indiana)    |      |     LLC     |                              |         |          ---|   INC.   |
        -------------------      |  (Indiana)  |                              |         |          |  |(Delaware)|
                                 ---------------                              |         |          |  ------------
                                                                              |         |          |  ------------
                                                                              |         |        100% |  GLOBAL  |
          ---------------------------------------------------------------------         |          |  | ATLANTIC |
          |           |             |           |           |             |             |          ---|   RISK   |
         100%        100%          100%        100%        100%          90%            |          |  | SERVICES,|
          |           |             |           |           |             |             |          |  |    LLC   |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |  ------------
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |   100% | GLOBAL   |
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------     |  | ATLANTIC |
                               ----------  -----------  ------------                               ---| FINANCIAL|
                                                                                                      | COMPANY  |
                                                                                                      |(Delaware)|
                                                                                                      ------------









-----------------
|  THE GOLDMAN  |          -------------
|  SACHS GROUP, |          | 3RD PARTY |
| INC.(Delaware)|          | INVESTORS |
-----------------          -------------
         |                       |
         |                       |
         ---22%---         --78%--
                 |         |
                 |         |
---------------------------
|      GLOBAL ATLANTIC    |
| FINANCIAL GROUP LIMITED |
|        (Bermuda)        |
---------------------------
             |
             |
-----------------------------100%---------------
                                               |
                                               |
                                          --------------------------------
                                          |  ARIEL RE (HOLDINGS) LIMITED |
                                          |           (Bermuda)          |
                                          --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Forethought Services,                   79%  Global Atlantic                  21%
Life Insurance Company                             LLC                                          (Fin) Co
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Reinsurance company     Commonwealth Re Midco                  100%
Life Reinsurance Company                           Limited
Limited
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Epoch Securities, Inc.     Registered              Global Atlantic (Fin)                  100%
                           broker/dealer           Co
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Forethought Services,                  100%
                           preneed permit          LLC
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Capital        Insurance policy        Forethought Financial                  100%
Funding, Inc               assignment business     Group, Inc
                           (for deceased
                           policyholders only)
                           assignment business
------------------------------------------------------------------------------------------------------------------------------------
Forethought Distributors,  Securities              Forethought Financial                  100%
LLC                        Broker-dealer           Group, Inc
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Forethought Financial      Forethought Group       Global Atlantic (Fin)                  100%
Group, Inc                 holding company;        Co
                           parent company of life
                           insurance holding
                           company system
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Investment     Investment advisor      Forethought Financial                  100%
Advisors, Inc.             registered with SEC     Group, Inc
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
Forethought Services, LLC  Intermediate holding    Forethought Financial                  100%
                           company of life         Group, Inc
                           insurance holding
                           company system;
                           paymaster for
                           employees of FFG
                           entities
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Co
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Global Atlantic                        100%
Company                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Co
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Co
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Insurance producer      Global Atlantic (Fin)                  100%
Services, LLC              and reinsurance         Co
                           intermediary
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         "Limited Liability      Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2015, there were 2,307 Contract holders of qualified Contracts and 3,225 Contract holders of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Article VI of the Company's Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Epoch Securities, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (b)

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

            7 World Trade Center
            250 Greenwich Street
            New York, NY 10007

----------
     (1)  132 Turnpike Road, Suite 210, Southborough, MA 01772
     (2)  19 Par-La-Ville Road, Hamilton HM 11, Bermuda
     (3)  4405 Cox Road, Suite 150, Glen Allen, VA 23060

NAME                                POSITION OR OFFICE WITH UNDERWRITER
-------------------------   ---------------------------------------------------
Nicholas H. von Moltke      Director, President and Chief Executive Officer
Hanben K. Lee               Director and Executive Vice President
Gilles M. Dellaert          Director
Kathleen M. Redgate         Director
Joel Volcy (1)              Chief Operating Officer
Margot  K. Wallin (1)       Chief Compliance Officer and Senior Vice President
Jeffrey Harpel (3)          Chief Financial Officer
Samuel Ramos*               General Counsel and Secretary
Andrew Byers (1)            Vice President and Advertising Principal
Virginia H. Johnson (1)     Assistant Secretary
Gary Silber (1)             Assistant Secretary
Scott D. Silverman (2)      Assistant Secretary
Sheila B. St. Hilaire (1)   Assistant Secretary

     (c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

                              (2) NET
                            UNDERWRITING
(1) NAME OF PRINCIPAL       DISCOUNTS AND     (3) COMPENSATION ON   (4) BROKERAGE   (5) OTHER
UNDERWRITER                  COMMISSIONS           REDEMPTION        COMMISSIONS   COMPENSATION
----------------------  --------------------  --------------------  -------------  ------------
Epoch Securities, Inc.          None                 None               N/A           N/A

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Epoch Securities, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2014. No other commission or other compensation was received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a 1 to 31a 3 thereunder are maintained for the Company by se2, Inc. at One Security Benefit Place, Topeka, Kansas.

ITEM 31. MANAGEMENT SERVICES

The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a toll-free telephone number that the Contract Owner can call to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 20th day of April, 2015.

                             SEPARATE ACCOUNT KG OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                 By: /s/ Sarah M. Patterson
                     -----------------------------------------------------
                     Sarah M. Patterson, Vice President, Assistant General Counsel, and Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURES                                              TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ John J. Fowler                               Senior Vice President, Chief Financial Officer and         April 20, 2015
----------------------------------------------   Treasurer
John J. Fowler

Allan S. Levine*                                 Chairman of the Board
----------------------------------------------

Kathleen M. Redgate*                             Director
----------------------------------------------

Nicholas H. von Moltke*                          Director, President and Chief Executive Officer
----------------------------------------------

Richard V. Spencer*                              Director
----------------------------------------------

Hanben K. Lee*                                   Director and Executive Vice President
----------------------------------------------

Gilles M. Dellaert*                              Director, Executive Vice President and Chief Investment
----------------------------------------------   Officer

Michael A. Reardon*                              Director
----------------------------------------------

/s/ Jane S. Grosso                               Senior Vice President and Controller (Chief Accounting
----------------------------------------------   Officer)
Jane S. Grosso

*Sarah M. Patterson , by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 7, 2015 duly executed by such persons.

/s/ Sarah M. Patterson
-------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(333-81019) Scudder Plus

                                  EXHIBIT TABLE

Exhibit 8 (c)     Directors' Powers of Attorney

Exhibit 10        Consent of Independent Registered Public Accounting Firm